  April 8, 2019, as revised on July 1, 2019

Prospectus

VictoryShares USAA Core Short-Term Bond ETF (USTB)

VictoryShares USAA Core Intermediate-Term Bond ETF (UITB)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc. the investment manager of the VictoryShares USAA ETFs. VictoryShares USAA ETFs are distributed by Foreside Fund Services, LLC (Foreside), a broker dealer registered with FINRA and an entity that is not an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA is not affiliated with Foreside. USAA and the USAA logos are registered trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictorySharesLiterature.com

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Victory
Shares

Fund Summaries
VictoryShares USAA Core Short-Term Bond ETF	1
VictoryShares USAA Core Intermediate-Term Bond ETF	8
Additional Fund Information	15
Investments	16
Risk Factors	18
Investing with Victory
Organization and Management of the Fund	25
Share Price	26
How to Buy and Sell Shares	28
Distribution and Service Plan	30
Distributions and Taxes	31
Other Information	33
Financial Highlights	35

VictoryShares USAA Core Short-Term Bond ETF

Investment Objective

The VictoryShares USAA Core Short-Term Bond ETF (the "Fund") seeks high current income consistent with preservation of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares ("Shares") of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses[1]	0.09%
Total Annual Fund Operating Expenses[2]	0.34%

1"Other Expenses" reflect estimated expenses that the Fund expects to bear in the current fiscal year.

2Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least June 30, 2021 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.35%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor adviser for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

1

VictoryShares USAA Core Short-Term Bond ETF (continued)

Fees and Expenses of the Fund (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless whether or not you redeem your Shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$35	$109	$191	$431

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. From commencement of operations, October 24, 2017, through the fiscal period ended August 31, 2018, the portfolio turnover rate of the Fund (when it was the Predecessor Fund, as defined below) was 22% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund primarily invests in securities that have a dollar-weighted average portfolio maturity of three years or less. The debt securities in which the Fund may invest include a mix of government obligations (including U.S., state, and local governments, their agencies and instrumentalities); mortgage- and asset-backed securities (including collateralized debt obligations and collateralized mortgage obligations); corporate debt securities; and other securities believed to have debt-like characteristics. The Fund will invest primarily in investment-grade securities, but may invest up to 20% of its net assets in below-investment-grade securities, which sometimes are referred to as high-yield securities or "junk" bonds.

The Fund may not invest more than 20% of fixed-income securities (by weight of all fixed-income securities in the portfolio) in non-agency, non-government sponsored entities (GSEs), or privately issued mortgage- or asset-backed securities.

The Fund may use futures, including U.S. Treasury futures, to manage duration, increase or decrease its exposure to changing security prices or other factors that affect security values, enhance income, hedge against certain risks, or keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.

Principal Risks of Investing in the Fund

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund's manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The Fund's investments are subject to the following principal risks:

■  Market Risk — Any investment involves risk, and there is no assurance that the Fund's investment objective will be achieved. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

2

VictoryShares USAA Core Short-Term Bond ETF (continued)

■  Debt Securities or Bond Risk — The Fund is subject to the risk that the market value of the bonds in the Fund's portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Should the U.S. Federal Reserve raise interest rates, the Fund may be subject to risks associated with rising interest rates. The fixed-income securities in the Fund's portfolio also are subject to credit risk, which is the possibility that an issuer of a fixed-income security cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return.

■  Asset-Backed and Mortgage-Backed Securities Risk — Mortgage- and asset-backed securities ("MBS" or "ABS," respectively) differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. MBS and ABS are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier than expected due to changes in prepayment rates on underlying loans. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. These securities also are subject to extension risk, which is the risk that the life of the ABS or MBS may be extended due to higher interest rates and lower prepayments. As a result, the value of the securities will decrease. MBS also are subject to the risk of high default rates on the mortgages within the mortgage pool.The liquidity of non-agency or privately issued ABS or MBS securities, in particular those that are rated as non-investment grade, may change dramatically over time.

■  High-Yield Bond Risk — Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater credit and liquidity risk than investment-grade securities. Their prices also may be more volatile, especially during economic downturns and financial setbacks or liquidity events. The Fund's value could be hurt by price declines due to actual or perceived changes in an issuer's ability to make such payments. These securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer's continuing ability to pay principal and interest, and they carry a greater risk that the issuer of such securities will default on the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment-grade debt securities, and the overreliance on credit ratings may present additional risks.

■  U.S. Government Sponsored Enterprises ("GSEs") Risk — While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae")) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If the GSE were to default on its obligations, the Fund might not be able to recover its investment.

■  Exchange-Traded Fund ("ETF") Structure Risk — The Fund is structured as an ETF and as a result is subject to special risks, including:

■  Not Individually Redeemable — The Fund's Shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share ("NAV") only in large blocks known as "Creation Units." You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

3

VictoryShares USAA Core Short-Term Bond ETF (continued)

■  Trading Issues — Trading in Shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

■  Market Price Variance Risk — The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that Shares may trade at a premium or discount to NAV.

■  Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV.

■  Intraday Indicative Value (IIV) Risk — The Exchange intends to disseminate the approximate per share value of the Fund's published basket of securities ("Deposit Securities") every 15 seconds (the "intraday indicative value" or "IIV"). The IIV is not a "real-time" update of the NAV per Share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. In addition, the IIV is based on the published Deposit Securities and not on the Fund's actual holdings.

■  Tax-Efficiency Risk — Redemptions of Shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the Shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind.

■  Seed Investor or Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund's Shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund's NAV, market price and brokerage costs.

■  Foreign Securities Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

■  Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular

4

VictoryShares USAA Core Short-Term Bond ETF (continued)

time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

■  Liquidity Risk — The Fund is subject to liquidity risk, which is the risk that the Fund's investment may be difficult to purchase or sell and that an investment may not be sold or disposed of at an advantageous price or time.

■  Regulatory Risk — The Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund's investments and the Fund's NAV.

■  Management Risk — The Fund is actively managed. The Adviser's judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

5

VictoryShares USAA Core Short-Term Bond ETF (continued)

Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund's average annual total returns over the same period to a broad measure of market performance. We assume reinvestment of dividends and distributions.

Performance information for the Fund prior to June 30, 2019 reflects the historical performance of the USAA Core Short-Term Bond ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the "Predecessor Fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Updated performance information is available on the Fund's website at VictorySharesLiterature.com.

Calendar Year Returns

Highest Quarter  0.89% (quarter ended December 31, 2018)

Lowest Quarter  -0.53% (quarter ended March 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2018)	1 Year	Life of Fund[1]
FUND
Before Taxes	1.41%	1.34%
After Taxes on Distributions	0.48%	0.42%
After Taxes on Distributions and Sale of Fund Shares	0.84%	0.63%
Bloomberg Barclays 1-3 Yr Credit Index Index returns reflect no deduction for fees, expenses, or taxes	1.64%	1.50%

1 Inception date is October 24, 2017.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's USAA Investments investment franchise.

6

VictoryShares USAA Core Short-Term Bond ETF (continued)

Portfolio Managers

	Title	Tenure with the Fund
John Spear, CFA	Senior Portfolio Manager	Since Inception
James F. Jackson Jr., CFA	Senior Portfolio Manager	July 2019
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	July 2019
Julianne Bass, CFA	Portfolio Manager	Since Inception
Kurt Daum, J.D.	Portfolio Manager	Since Inception
Brian W. Smith, CFA	Portfolio Manager	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants ("APs") that have entered into agreements with the Fund's distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on the NYSE Arca, Inc. (the "Exchange"). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV.

Tax Information

The Fund's distributions generally will be taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

7

VictoryShares USAA Core Intermediate-Term Bond ETF

Investment Objective

The VictoryShares USAA Core Intermediate-Term Bond ETF (the "Fund") seeks high current income without undue risk to principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares ("Shares") of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses[1]	0.08%
Total Annual Fund Operating Expenses[2]	0.38%

1"Other Expenses" reflect estimated expenses that the Fund expects to bear in the current fiscal year.

2Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least June 30, 2021 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.40%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor adviser for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

8

VictoryShares USAA Core Intermediate-Term Bond ETF (continued)

Fees and Expenses of the Fund (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless whether or not you redeem your Shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$39	$122	$213	$480

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. From commencement of operations, October 24, 2017, through the fiscal period ended August 31, 2018, the portfolio turnover rate of the Fund (when it was the Predecessor Fund, as defined below) was 10% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its assets in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities. The Fund primarily invests in securities that have a dollar-weighted average portfolio maturity of three to ten years. The debt securities in which the Fund may invest include a mix of government obligations (including U.S., state, and local governments, their agencies and instrumentalities); mortgage- and asset-backed securities (including collateralized debt obligations and collateralized mortgage obligations); corporate debt securities; and other securities believed to have debt-like characteristics. The Fund will invest at least 35% of its net assets in government obligations under normal circumstances. The Fund will invest primarily in investment-grade securities, but may invest up to 25% of its net assets in below-investment-grade securities, which sometimes are referred to as high-yield securities or "junk" bonds.

The Fund may not invest more than 20% of fixed-income securities (by weight of all fixed-income securities in the portfolio) in non-agency, non-government sponsored entities (GSEs), or privately issued mortgage- or asset-backed securities.

The Fund may use futures, including U.S. Treasury futures, to manage duration, increase or decrease its exposure to changing security prices or other factors that affect security values, enhance income, hedge against certain risks, or keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.

Principal Risks of Investing in the Fund

Any investment involves risk, and there is no assurance that the Fund's objective will be achieved. The Fund is actively managed and the investment techniques and risk analyses used by the Fund's manager(s) may not produce the desired results. As you consider an investment in the Fund, you also should take into account your tolerance for the daily fluctuations of the financial markets and whether you can afford to leave your money in the Fund for long periods of time to ride out down periods. As with other mutual funds, losing money is a risk of investing in the Fund.

The Fund's investments are subject to the following principal risks:

■  Market Risk — Any investment involves risk, and there is no assurance that the Fund's investment objective will be achieved. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

9

VictoryShares USAA Core Intermediate-Term Bond ETF (continued)

■  Debt Securities or Bond Risk — The Fund is subject to the risk that the market value of the bonds in the Fund's portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations. Should the U.S. Federal Reserve raise interest rates, the Fund may be subject to risks associated with rising interest rates. The fixed-income securities in the Fund's portfolio also are subject to credit risk, which is the possibility that an issuer of a fixed-income security cannot make timely interest and principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. The Fund accepts some credit risk as a recognized means to enhance an investor's return.

■  Asset-Backed and Mortgage-Backed Securities Risk — Mortgage- and asset-backed securities ("MBS" or "ABS," respectively) differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. MBS and ABS are subject to prepayment or call risk, which is the risk that a borrower's payments may be received earlier than expected due to changes in prepayment rates on underlying loans. As a result, the Fund may reinvest these early payments at lower interest rates, thereby reducing the Fund's income. These securities also are subject to extension risk, which is the risk that the life of the ABS or MBS may be extended due to higher interest rates and lower prepayments. As a result, the value of the securities will decrease. MBS also are subject to the risk of high default rates on the mortgages within the mortgage pool.The liquidity of non-agency or privately issued ABS or MBS securities, in particular those that are rated as non-investment grade, may change dramatically over time.

■  High-Yield Bond Risk — Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater credit and liquidity risk than investment-grade securities. Their prices also may be more volatile, especially during economic downturns and financial setbacks or liquidity events. The Fund's value could be hurt by price declines due to actual or perceived changes in an issuer's ability to make such payments. These securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer's continuing ability to pay principal and interest, and they carry a greater risk that the issuer of such securities will default on the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment-grade debt securities, and the overreliance on credit ratings may present additional risks.

■  U.S. Government Sponsored Enterprises ("GSEs") Risk — While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as the Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including the Federal Home Loan Mortgage Corporation ("Freddie Mac") and the Federal National Mortgage Association ("Fannie Mae")) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If the GSE were to default on its obligations, the Fund might not be able to recover its investment.

■  Exchange-Traded Fund ("ETF") Structure Risk — The Fund is structured as an ETF and as a result is subject to special risks, including:

■  Not Individually Redeemable — The Fund's Shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share ("NAV") only in large blocks known as "Creation Units." You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

10

VictoryShares USAA Core Intermediate-Term Bond ETF (continued)

■  Trading Issues — Trading in Shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

■  Market Price Variance Risk — The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that Shares may trade at a premium or discount to NAV.

■  Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV.

■  Intraday Indicative Value (IIV) Risk — The Exchange intends to disseminate the approximate per share value of the Fund's published basket of securities ("Deposit Securities") every 15 seconds (the "intraday indicative value" or "IIV"). The IIV is not a "real-time" update of the NAV per Share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. In addition, the IIV is based on the published Deposit Securities and not on the Fund's actual holdings.

■  Tax-Efficiency Risk — Redemptions of Shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the Shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind.

■  Seed Investor or Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund's Shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund's NAV, market price and brokerage costs.

■  Foreign Securities Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

■  Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular

11

VictoryShares USAA Core Intermediate-Term Bond ETF (continued)

time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

■  Liquidity Risk — The Fund is subject to liquidity risk, which is the risk that the Fund's investment may be difficult to purchase or sell and that an investment may not be sold or disposed of at an advantageous price or time.

■  Regulatory Risk — The Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund's investments and the Fund's NAV.

■  Management Risk — The Fund is actively managed. The Adviser's judgments about a particular security, markets, or investment strategy may prove to be incorrect and may cause the Fund to incur losses. There can be no assurance that the Adviser's investment techniques and decisions will produce the desired results.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

12

VictoryShares USAA Core Intermediate-Term Bond ETF (continued)

Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund's average annual total returns over the same period to a broad measure of market performance. We assume reinvestment of dividends and distributions.

Performance information for the Fund prior to June 30, 2019 reflects the historical performance of the USAA Core Intermediate-Term Bond ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the "Predecessor Fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Updated performance information is available on the Fund's website at VictorySharesLiterature.com.

Calendar Year Returns

Highest Quarter  0.68% (quarter ended December 31, 2018)

Lowest Quarter  -1.71% (quarter ended March 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2018)	1 Year	Life of Fund[1]
FUND
Before Taxes	-0.89%	-0.16%
After Taxes on Distributions	-2.08%	-1.35%
After Taxes on Distributions and Sale of Fund Shares	-0.53%	-0.63%
Bloomberg Barclays US Aggregate Index Index returns reflect no deduction for fees, expenses, or taxes.	0.01%	0.43%

1 Inception date is October 24, 2017.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's USAA Investments investment franchise.

13

VictoryShares USAA Core Intermediate-Term Bond ETF (continued)

Portfolio Managers

	Title	Tenure with the Fund
John Spear, CFA	Senior Portfolio Manager	Since Inception
James F. Jackson Jr., CFA	Senior Portfolio Manager	July 2019
R. Neal Graves, CFA, CPA	Senior Portfolio Manager	July 2019
Julianne Bass, CFA	Portfolio Manager	Since Inception
Kurt Daum, J.D.	Portfolio Manager	Since Inception
Brian W. Smith, CFA	Portfolio Manager	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants ("APs") that have entered into agreements with the Fund's distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on the NYSE Arca, Inc. (the "Exchange"). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV.

Tax Information

The Fund's distributions generally will be taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

14

Additional Fund Information

USAA Core Short-Term Bond ETF ("Short-Term Bond Fund") and USAA Core Intermediate-Term Bond ETF ("Intermediate-Term Bond Fund") are each organized as an exchange-traded fund ("ETF"), each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are sometimes referred to in this Prospectus as the "VictoryShares ETFs," "Victory Funds", or, more simply, the "Funds."

The following section describes additional information about the principal investment strategies that the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The SAI includes more information about the Funds, their investments, and the related risks.

Under adverse, unstable or abnormal market conditions, a Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash and cash equivalents. For cash management purposes, each Fund may hold all or a portion of its assets in cash, short-term money market instruments or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause a Fund to fail to meet its investment objective and increase a Fund's expenses.

Each Fund's investment objective and policy to invest at least 80% of its assets in debt securities and in derivatives and other instruments that have economic characteristics similar to such securities is non-fundamental and may be changed by the Board of Trustees upon at least 60 days' written notice to shareholders. For purposes of a Fund's 80% investment policy, "assets" means the Fund's net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending. Any derivatives counted towards the Fund's 80% policy will be valued at market value.

15

Investments

Information about each Fund's principal investment strategies is provided in the relevant summary section for each Fund. Below is additional information, describing in greater detail the principal investment strategies, including the practices and methodologies that the Adviser utilizes in pursuing a Fund's investment objective and principal investment strategies, as well as each Fund's principal investment risks.

The Adviser searches for securities that represent value at the time of purchase given current market conditions. Value is a combination of yield, credit quality, structure (maturity, coupon, redemption features), and liquidity. The Adviser recognizes value by simultaneously analyzing the interaction of these factors among the securities available in the market.

The Adviser will sell a security to minimize credit risk, to meet liquidity needs of the Fund, or if an attractive replacement is available.

The Funds will invest primarily in investment-grade securities, which include (a) securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, (b) securities rated or subject to a guarantee that is rated within the investment-grade categories listed by at least one of the major rating agencies (for example, Baa3 and above by Moody's Investors Service, Inc. or BBB- and above by Standard & Poor's), or (c) unrated securities determined by the Adviser to be of comparable quality, each at the time of purchase.

The Short-Term Bond Fund may invest up to 20% of its net assets in below-investment-grade securities, sometimes referred to as high-yield securities or "junk" bonds, which includes distressed debt (rated CCC or higher) and defaulted securities (rated D or higher). The Intermediate-Term Bond Fund may invest up to 25% of its net assets in below-investment-grade securities and may hold bonds that become distressed or default if the Adviser believes the bonds are undervalued and could have a positive return going forward.

Each Fund may invest up to 20% of its net assets in foreign debt securities, including non-U.S. dollar-denominated securities and securities of companies in emerging market countries (i.e., those that are in the early stages of their industrial cycles). Each Fund also may invest in securities not considered foreign securities that carry foreign credit exposure.

Each Fund may invest in fixed-income securities that include mortgage- and asset-backed securities ("MBS" or "ABS"). Generally, MBS or ABS represent a pool of mortgages or other expected asset-based stream of payments, such as credit card receivables or automobile loans, which are packaged together and sold to investors. The investors then are entitled to the payments of interest and principal. Types of MBS in which the Fund may invest include, but are not limited to, collateralized mortgage obligations ("CMO"), commercial mortgage-backed securities ("CMBS"), stripped mortgage-backed securities ("SMBSs"), interest-only CMBS and mortgage dollar rolls. The Funds' investments in ABS may include asset-backed commercial paper and pass-through certificates, including equipment trust certificates ("ETC") secured by specific equipment, such as airplanes and railroad cars.

Each Fund may not invest more than 20% of its net assets in fixed-income securities (by weight of all fixed-income securities in the portfolio) of non-agency, non-government sponsored entities ("GSEs"), or privately issued MBS or ABS.

Each Fund also may invest in commodity-linked notes with principal and/or coupon payments linked to the value of particular commodities or commodity futures contracts, or a subset of commodities and commodity futures contracts.

16

Investments (continued)

Each Fund may use futures, including U.S. Treasury futures, to manage duration, increase or decrease its exposure to changing security prices or other factors that affect security values, to enhance income, to hedge against certain risks, or to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to a market.

The Adviser may use several types of investments and investment techniques in pursuing the Funds' overall investment objective. The following describes the types of securities the Adviser may purchase or the investment techniques the Adviser may employ but which the Adviser does not consider to be a part of a Fund's principal investment strategies. Additional types of securities and strategies that the Funds may utilize are included in the Funds' Statement of Additional Information ("SAI").

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Money Market Instruments and Repurchase Agreements

Each Fund may invest in money market instruments and repurchase agreements. A repurchase agreement represents a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller at an agreed-upon price on an agreed-upon date, the resale price of which reflects the purchase price plus an agreed-upon market rate of interest.

17

Risk Factors

The following describes the principal risks that you may assume as an investor in a Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund's Fund Summary section of its Prospectus.

There is no assurance that a Fund will achieve its investment objective. Each Fund's Share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund Shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds. No Fund, by itself, is intended to be a complete investment program.

■  Asset-Backed and Mortgage-Backed Securities Risk — Asset-backed securities represent interests in pools of mortgages, loans, receivables, or other assets. Mortgage-backed securities are a type of asset-backed security that represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, may be supported by letters of credit, surety bonds, or other credit enhancements.

Asset-backed securities differ from conventional debt securities because principal is paid back over the life of the security rather than at maturity. A Fund may receive unscheduled prepayments of principal before the security's maturity date due to voluntary prepayments, refinancings, or foreclosures on the underlying mortgage loans. To a Fund, this means a loss of anticipated interest and a portion of its principal investment represented by any premium the Fund may have paid. In a period of rising interest rates, if a Fund holds mortgage-backed securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options. This places additional downward pressure on the value of these securities and potentially causes the Fund to lose money. This is known as extension risk. In addition, adjustable and fixed rate mortgage-backed securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund may have to reinvest that money at the lower prevailing interest rates.

A Fund's investments in other asset-backed securities are subject to risks similar to those associated with mortgage-backed securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Asset-backed securities may have more credit risk due to the creditworthiness of the collateral compared to mortgage assets. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed. Asset-backed securities also may be subject to increased volatility and may become illiquid and more difficult to value even when there is no default or threat of default, due to market conditions impacting asset-backed securities more generally.

Asset-backed security values also may be affected by other factors including the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement.

If a Fund purchases asset-backed, or mortgage-backed securities that are "subordinated" to other interests in the same pool of assets, the Fund as a holder of those securities could receive payments only after the pool's obligations to other investors have been satisfied. For example, an unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to a Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. Certain mortgage-backed securities may include

18

Risk Factors (continued)

securities backed by pools of mortgage loans made to "subprime" borrowers or borrowers with blemished credit histories; the risk of defaults generally is higher in the case of mortgage pools that include such subprime mortgages. Moreover, instability in the markets for mortgage-backed and asset-backed securities, as well as the perceived financial strength of the issuer and specific restrictions on resale of the securities, may affect the liquidity of such securities, which means that it may be difficult (or impossible) to sell such securities at an advantageous time and price. As a result, the value of such securities may decrease and a Fund may have to hold these securities longer than it would like, forgo other investment opportunities, or incur greater losses on the sale of such securities than under more stable market conditions. Furthermore, instability and illiquidity in the market for lower-rated mortgage-backed and asset-backed securities may affect the overall market for such securities, thereby impacting the liquidity and value of higher-rated securities. This lack of liquidity may affect a Fund's NAV and total return adversely during the time the Fund holds these securities.

■  Debt Securities or Bond Risk — A Fund is subject to the risk that the market value of the bonds in the Fund's portfolio will fluctuate because of changes in interest rates, changes in the supply of and demand for debt securities, and other market factors. Bond prices generally are linked to the prevailing market interest rates. In general, when interest rates rise, bond prices fall; conversely, when interest rates fall, bond prices rise. For example, a bond with a duration of three years will decrease in value by approximately 3% if interest rates increase by 1%. The price volatility of a bond also depends on its duration. Generally, the longer the duration of a bond, the greater is its sensitivity to interest rates. To compensate investors for this higher interest rate risk, bonds with longer durations generally offer higher yields than bonds with shorter durations.

■  If interest rates increase, the yield of a Fund may increase and the market value of a Fund's securities may decline, adversely affecting the Fund's NAV and total return.

■  If interest rates decrease, the yield of a Fund may decrease and the market value of a Fund's securities may increase, which may increase a Fund's NAV and total return.

Although governmental financial regulators, including the U.S. Federal Reserve (the "Fed"), have taken steps to maintain historically low interest rates, there is no guarantee the Fed will maintain low interest rates in the future. Should the Fed increase interest rates, this may have unpredictable effects on markets and a Fund's investments.

The Fed's policy changes and related market speculation as to the timing of interest rate increases may expose fixed-income markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of a Fund's investments and share price to decline. For example, market developments and other factors, including a general rise in interest rates, have the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Such a move, coupled with a reduction in the ability or willingness of dealers and other institutional investors to buy or hold fixed-income securities, may result in decreased liquidity and increased volatility in the fixed-income markets. Heavy redemptions of fixed-income mutual funds and decreased liquidity of fixed-income securities could hurt a Fund's performance.

The fixed-income securities in the Fund's portfolio also are subject to credit risk, which is the possibility that an issuer of a fixed-income security will fail to make timely interest and principal payments on its securities or that negative market perceptions of the issuer's ability to make such payments will cause the price of that security to decline. All fixed-income securities ranging from the highest quality to the very speculative have some degree of credit risk. Each Fund accepts some credit risk as a recognized means to enhance investors' return. To the extent a Fund invests in government securities, credit risk will be limited.

19

Risk Factors (continued)

When evaluating potential investments for a Fund, our analysts independently assess credit risk and its potential impact on the Fund's portfolio. In addition, the credit rating agencies may provide estimates of the credit quality of the securities. The ratings may not take into account every risk that interest or principal will be repaid on a timely basis. Lower credit ratings typically correspond to higher credit risk, and higher credit ratings typically correspond to lower perceived risk. Credit ratings do not provide assurance against default or other loss of money. The Adviser attempts to minimize a Fund's overall credit risk by primarily investing in fixed-income securities considered at least investment grade at the time of purchase and diversifying a Fund's investments across many securities with slightly different risk characteristics, economic sectors, and geographic regions. If a random credit event should occur, such as a default, a Fund generally would suffer a smaller loss than if the Fund were concentrated in relatively large holdings with highly correlated risks.

■  Derivatives Risk — Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund "covers" its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives could expose a Fund to the effects of leverage causing the Fund to lose more money than it invested. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to the Fund. Derivatives also may be harder to value, less tax-efficient, and subject to changing government regulation that could impact the Fund's ability to use certain derivatives or their cost.

■  Exchange-Traded Fund ("ETF") Structure Risk — Each Fund is structured as an ETF and as a result is subject to special risks, including:

■  Not Individually Redeemable — Shares are not individually redeemable and may be redeemed by a Fund at NAV only in large blocks known as "Creation Units." You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

■  Trading Issues — Although the Shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for Shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for a Fund's underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

■  Market Price Variance Risk — Individual Shares of a Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market (a premium), and you

20

Risk Factors (continued)

may receive less than NAV when you sell those Shares (a discount). The market price of Shares, like the price of any exchange-traded security, includes a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. A Fund's investment results are measured based upon the daily NAV of a Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund.

■  International Closed Market Trading Risk — A Fund's underlying securities may trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges. Because a Fund generally relies on the last quoted prices for such securities when calculating its NAV, such events may cause Shares to trade at a premium or discount to NAV.

■  Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for a Fund. In addition, there is no obligation for market makers to make a market in a Fund's shares or for Authorized Participants to submit purchase or redemption orders for Creation Units. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV.

■  Intraday Indicative Value (IIV) Risk — The Exchange intends to disseminate the approximate per share value of a Fund's published basket of securities ("Deposit Securities") every 15 seconds (the "intraday indicative value" or "IIV''). The IIV is not a "real-time" update of the NAV per share of a Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. For securities traded outside of the U.S., the IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market's close which could affect premiums and discounts between the IIV and the market price of a Fund's Shares. In addition, the IIV is based on the published Deposit Securities and not on a Fund's actual holdings. A Fund, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV and make no warranty as to the accuracy of these calculations.

■  Tax-Efficiency Risk — Redemptions of shares may be effected for cash, rather than in kind, which means that the Fund may need to sell portfolio securities in order to complete an in-cash redemption, and may recognize net gains on these sales. As a result, investments in the shares may be less tax-efficient than investments in ETFs that redeem solely or principally in kind.

■  Foreign Investing Risk — Foreign investing risk is the possibility that the value of a Fund's investments in foreign securities will decrease because of currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes, among other challenges on non-U.S. investments. Foreign investing may result in a Fund experiencing more rapid and extreme changes in value than a fund that

21

Risk Factors (continued)

invests exclusively in securities of U.S. companies. Foreign investments may be more difficult to value than U.S. securities. Risks that require additional consideration are:

■  Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.

■  Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively "Depositary Receipts"). To the extent the Fund acquires Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, the Fund may not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

■  Emerging-Markets Risk — Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States, and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.

■  Political Risk — Political risk includes a greater potential for coups d'état, revolts, and expropriation by governmental organizations.

■  European Economic Risk — In June 2016, the United Kingdom ("UK") approved a referendum to leave the European Union ("EU"), commonly referred to as "Brexit." The impact of Brexit is so far uncertain. The effect on the UK's economy will likely depend on the nature of trade relations with the EU following its exit. On March 29, 2017, Prime Minister Theresa May provided formal notification of the UK's intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. While the UK is scheduled to leave the EU, no date is certain at this time. The UK's decision to leave the EU may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.

22

Risk Factors (continued)

■  High-Yield Bond Risk — Fixed-income securities rated below investment grade, also known as "junk" or high-yield bonds, generally entail greater credit and liquidity risk than investment-grade securities. Their prices also may be more volatile, especially during economic downturns and financial setbacks or liquidity events. The Fund's value could be hurt by price declines due to actual or perceived changes in an issuer's ability to make such payments. These securities are considered by the major rating agencies to be predominantly speculative with respect to the issuer's continuing ability to pay principal and interest and carry a greater risk that the issuer of such securities will default in the timely payment of principal and interest. Issuers of securities that are in default or have defaulted may fail to resume principal or interest payments, in which case the Fund may lose its entire investment. The creditworthiness of issuers of these securities may be more complex to analyze than that of issuers of investment-grade debt securities, and the overreliance on credit ratings may present additional risks.

■  Liquidity Risk — Certain securities held by a Fund may be difficult (or impossible) to buy or sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, specific restrictions on resale of the securities, infrequent trading, or lack of market participants. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in privately placed securities, certain small-company securities, high-yield bonds, certain mortgage-backed or asset-backed securities, foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities. The Fund also may experience reduced liquidity if it has unusually high redemption requests. Reduced liquidity means that the Fund may have difficulty meeting redemptions requests, be unable to achieve its desired level of exposure to a certain market or sector, need to dispose of certain securities, or forgo investment opportunities. It also could adversely impact the valuation of certain securities. In addition, reduced liquidity could impact the Fund's performance negatively.

■  Management Risk — Each Fund is subject to management risk, which is the possibility that the investment techniques and risk analyses used in managing a Fund's portfolio will not produce the desired results.

■  Market Risk — Any investment involves risk, and there is no assurance that the Fund's investment objective will be achieved. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value. In addition, markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt

23

Risk Factors (continued)

markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility for a Fund. Equity securities tend to be more volatile than debt securities.

■  Regulatory Risk — Each Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund's investments and the Fund's NAV.

■  Seed Investor or Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund's shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. To the extent a seed investor in the Fund is an entity subject to domestic and/or international banking regulations, changes in those regulations (e.g., capital requirements) or in the seed investor's financial status may cause or require the seed investor to redeem its investment in the Fund when it otherwise would not choose to redeem that investment. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund's NAV, market price, and brokerage costs.

■  U.S. Government Sponsored Enterprises ("GSEs") Risk — While mortgage-backed securities, the value of which may be impacted by factors affecting the housing market, and other securities issued by certain GSEs, such as Government National Mortgage Association ("Ginnie Mae"), are supported by the full faith and credit of the U.S. government, securities issued by other GSEs are supported only by the right of the GSE (including Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal National Mortgage Association ("Fannie Mae")) to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the GSEs' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury. If the GSE were to default on its obligations, a Fund might not be able to recover its investment. It is possible that actions by the U.S. Treasury or others could adversely impact the value of a Fund's investments in securities issued by Fannie Mae and Freddie Mac.

The Adviser may use several types of investments in furtherance of the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

■  Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower's collateral. In determining whether to lend securities, the Adviser or the Funds' securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

■  Repurchase Agreement Risk — Repurchase agreements carry several risks. Although transactions must be fully collateralized at all times, they generally create leverage and involve some counterparty risk to a Fund, in that a defaulting counterparty could delay or prevent a Fund's recovery of collateral. For example, if the other party to a repurchase agreement defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security and the market value of the security declines, a Fund may suffer a loss to the extent that the proceeds from the sale of the underlying securities and other collateral held by a Fund are less than the repurchase price.

24

Organization and

Management of the Funds

The Funds' Board of Trustees has the overall responsibility for overseeing the management of the Funds.

The Funds are series of Victory Portfolios II (the "Trust"). The Trust has an Advisory Agreement with the Adviser, which is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2018, the Adviser managed or advised assets totaling in excess of $52.7 billion for individual and institutional clients. The Adviser's principal address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises. The Adviser's USAA Investments investment franchise is responsible for the day-to-day management of the Funds.

For the fiscal period ended August 31, 2018, the Predecessor Funds paid advisory fees, before waivers, at an annual rate based on a percentage of the average daily net assets of each Predecessor Fund as shown in the following table. The Funds will pay the same advisory fees.

Fund	Advisory Fee*
VictoryShares USAA Core Short-Term Bond ETF	0.25%
VictoryShares USAA Core Intermediate-Term Bond ETF	0.30%

*The Funds commenced operation on October 24, 2017.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement will be available in the Funds' next annual report to shareholders.

Portfolio Management

James F. Jackson Jr., CFA, Victory Capital Senior Portfolio Manager and Head of Fixed Income Portfolio Management — USAA Investments, a Victory Capital Investment Franchise, has co-managed the Fund since July 2019. Mr. Jackson has 19 years of investment management experience including 10 years with AMCO, which was acquired by the Adviser's parent company in 2019. Education: MBA with High Distinction, Ross School of Business, University of Michigan and a B.S., United States Naval Academy. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

R. Neal Graves, CFA, CPA, Victory Capital Senior Portfolio Manager — USAA Investments,

a Victory Capital Investment Franchise, has co-managed the Fund since July 2019. Mr. Graves has 25 years of finance related experience including 19 years of investment management experience with USAA. Education: Master's in Professional Accounting, University of Texas at Austin and a B.B.A., University of Texas at Austin. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Julianne Bass, Victory Capital Portfolio Manager — USAA Investments and a Victory Capital Investment Franchise, has co-managed the Funds (including the Predecessor Funds) since their inception in October 2017. She was Vice President, Mutual Fund Portfolios with USAA Asset Management Company ("AMCO"), which was acquired by the Adviser in 2019. Ms. Bass has 32 years of investment management experience, 20 of which was with AMCO. She received a B.B.A. from the University of Texas at Austin and an M.B.A. from the University of Houston. She holds the Chartered Financial Analyst (CFA) designation and is a member of the CFA Institute and the CFA Society of San Antonio.

Kurt Daum, JD, Victory Capital Portfolio Manager — USAA Investments and a Victory Capital Investment Franchise, has co-managed the Funds (including the Predecessor Funds) since their inception in October 2017. He was Executive Director, Mutual Fund Portfolios with AMCO, which was acquired by the Adviser in 2019. Mr. Daum has 17 years of investment management experience, five of which was with AMCO. He received a B.B.A. from the University of Texas at Austin and a J.D. from the University of Texas School of Law.

Brian W. Smith, Victory Capital Portfolio Manager — USAA Investments and a Victory Capital Investment Franchise, has co-managed the Funds (including the Predecessor Funds) since their inception in October 2017. He was Assistant Vice President, Mutual Fund Portfolios with AMCO, which was acquired by the Adviser in 2019. Mr. Smith worked for AMCO for 34 years, 20 of which was in investment management. He received a B.B.A. from the University of Texas at San Antonio and an M.B.A. from the University of Texas at San Antonio. He holds the CFA designation and is also a CPA. He is a member of the CFA Institute and the CFA Society of San Antonio.

John Spear, Victory Capital Portfolio Manager — USAA Investments and a Victory Capital Investment Franchise, has co-managed the Funds (including the Predecessor Funds) since their inception in October 2017. He was Senior Vice President, Chief Investment Officer of AMCO, which was acquired by the Adviser in 2019. He has 32 years of investment management experience, 21 of which was with AMCO. While with AMCO, he managed the USAA Life Insurance Portfolio for almost 20 years and supervised the USAA fixed-income portfolio management team since May 2012. He received a B.B.A. from Western Illinois University. He holds the CFA designation and is a member of the CFA Institute and the CFA Society of San Antonio.

25

Share Price

The net asset value ("NAV") of each Fund is generally determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. In the event of an emergency or other disruption in trading on the NYSE, a Fund's net asset value will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding (NAV = (assets-liabilities)/number of shares). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of Shares, as well as all requests for the redemption of Shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds' investments are valued each day at the last quoted sales price on each investment's primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund's NAV will reflect certain portfolio investments' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

A Fund may use independent pricing services to assist in calculating the value of the Fund's securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. In computing the NAV, a Fund values foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of a Fund's securities may change on days when shareholders are not able to purchase and redeem the Fund's Shares if the Fund has portfolio securities that are primarily traded in foreign markets that are open on weekends or other days when the Fund does not price its Shares. If events materially affecting the value of a security in a Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using a Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used

26

Share Price (continued)

by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"), each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Premium/Discount Information

Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers at market prices and a Fund's Shares will trade at market prices. The market price of Shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

Information about each Fund's daily market price and how often Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund can be found at www.VictorySharesLiterature.com under Form & Docs: VictoryShares ETFs.

27

How to Buy and Sell Shares

Shares of each Fund will be listed for trading on the Exchange under the ticker symbols listed on the cover of this Prospectus. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of Shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund's trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity.

Only an Authorized Participant ("AP") may engage in creation or redemption transactions directly with the Fund. The Funds' APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Funds' Distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Funds. APs may acquire Shares directly from a Fund, and APs may tender their Shares for redemption directly to a Fund, at NAV per share only in large blocks, or Creation Units, of 50,000 shares. Purchases and redemptions directly with a Fund must follow the Funds' procedures, which are described in the SAI.

The Funds may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The trading prices of a Fund's Shares in the secondary market generally differ from the Fund's daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors. Information regarding the intraday indicative value ("IIV") of a Fund will be disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are primarily listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash included in a Fund's published basket of securities. However, the IIV should not be viewed as a "real-time" update of the NAV per share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The IIV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by a Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses. The IIV generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in a Fund's IIV basket. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value of the Shares and the Funds do not make any warranty as to the accuracy of these values.

28

How to Buy and Sell Shares (continued)

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Frequent Purchases and Redemptions of Fund Shares

Each Fund's Shares can only be purchased and redeemed directly from a Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that a Fund's Shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. The Funds with exposure to non-U.S. securities employ fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. In addition, the Funds impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Funds in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances.

The vast majority of trading in a Fund's Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund's trading costs and the realization of capital gains.

Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of Shares or market timing activity by the APs or on the Shares' secondary market.

Other Payments to Financial Intermediaries

If you purchase Fund shares through an investment professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, Victory Capital (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees Victory Capital receives from the Funds, to affiliated and unaffiliated dealers or other investment professionals and service providers for distribution, administrative and/or shareholder servicing activities. Victory Capital also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other investment professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, these types of payments may create an incentive for a dealer or investment professional or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or investment professional for more details about any such payments it receives.

29

Distribution and Service Plan

The Funds have adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides these services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act.

No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds.

30

Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to a fund only at closing NAVs, each Fund's Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day's next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund's portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid monthly by each Fund. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

■  A Fund makes distributions,

■  You sell your shares listed on the Exchange, and

■  You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, each Fund ordinarily declares and pays dividends from net investment income, if any, monthly. The Funds may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from a Fund's net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that a Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which a Fund satisfies certain holding period and other restrictions), if any, generally are taxable to non-corporate shareholders at preferential rates. A part of a Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund (if that option is available). Distributions reinvested in additional shares of a Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders), regardless of how long you have held the shares.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you

31

Distributions and Taxes (continued)

as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Funds are required to withhold 24% of your distributions and redemption proceeds if you have not provided the Funds with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger's aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service ("Service"), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See "Taxes" in the SAI for a description of the requirement regarding basis determination methods applicable to Share redemptions and the Fund's obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.

32

Other Information

Investments by Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Adviser, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Portfolio Holdings Disclosure

A description of the Funds' policies regarding disclosure of the securities in each Fund's portfolio is found in the Statement of Additional Information. Each Fund's portfolio is disclosed daily on the Funds' website at www.VictorySharesLiterature.com. Shareholders may also request portfolio holdings schedules at no charge by calling toll free 1-866-376-7890.

33

Other Information (continued)

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at1-866-376-7890, and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and each Fund, neither this Prospectus nor the SAI represents a contract between the Trust or a Fund and any shareholder.

Disclaimers

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the ability of the Funds to track the total return performance of their respective Index or the ability of each Index identified herein to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of each Index, nor in the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.

The Exchange does not guarantee the accuracy and/or the completeness of each Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds, owners of the Shares, or any other person or entity from the use of each Index or the data included therein.

The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

34

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance since inception. Certain information reflects financial results for a single share of a Fund. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

For periods ending prior to June 30, 2019, the Funds' financial highlights include historical information of each Fund's Predecessor Fund, which were series of USAA ETF Trust and managed by USAA Asset Management Company.

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in each Fund's annual report, which is available by calling the Funds at 866-376-7890.

35

Financial Highlights

USAA CORE SHORT-TERM BOND ETF

Per share operating performance for a share outstanding throughout the period is as follows:

Period Ended August 31, 2018*
Net Asset Value at Beginning of Period	$50.00
Income (Loss) from Investment Operations:
Net investment income (a)	0.93
Net realized and unrealized loss (a)	(0.59)
Total from Investment Operations (a)	0.34
Less Distributions from:
Net investment income	(0.84)
Net Asset Value at End of Period	$49.50
Total Return**	0.70%
Net assets at end of period (000)	$61,872
Ratios to Average Net Assets***
Expenses (b) (c)	0.35%
Expenses, excluding waiver (b) (c)	0.40%
Net investment income (b)	2.21%
Portfolio turnover	22%

*  Fund commenced operations on October 24, 2017.

**  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

***  For the period ended August 31, 2018, average net assets were $45,122,000.

(a)  Calculated using average shares. For the period ended August 31, 2018, average shares were 910,000.

(b)  Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)  Does not include acquired fund fees, if any.

36

Financial Highlights

USAA CORE INTERMEDIATE-TERM BOND ETF

Per share operating performance for a share outstanding throughout the period is as follows:

Period Ended August 31, 2018*
Net Asset Value at Beginning of Period	$49.93
Income (Loss) from Investment Operations:
Net investment income (a)	1.29
Net realized and unrealized loss (a)	(1.46)
Total from Investment Operations (a)	(0.17)
Less Distributions from:
Net investment income	(1.15)
Net Asset Value at End of Period	$48.61
Total Return**	(0.33)%
Net assets at end of period (000)	$150,703
Ratios to Average Net Assets***
Expenses (b) (c)	0.40%
Expenses, excluding waiver (b) (c)	0.45%
Net investment income (b)	3.10%
Portfolio turnover	10%

*  Fund commenced operations on October 24, 2017.

**  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

***  For the period ended August 31, 2018, average net assets were $101,078,000.

(a)  Calculated using average shares. For the period ended August 31, 2018, average shares were 2,073,000.

(b)  Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)  Does not include acquired fund fees, if any.

37

4900 Tiedeman Road, 4th Floor

Brooklyn, OH 44144

Statement of Additional Information (SAI): The SAI contains more information about the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.

Annual and Semi-Annual Reports: Annual and semi-annual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Funds or your accounts, online at VictorySharesLiterature.com, by contacting the Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call VictoryShares at 1-866-376-7890	By mail: VictoryShares 4900 Tiedeman Road, 4th Floor Brooklyn, OH 44144

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC's Edgar database at http://www.sec.gov, or after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File Number 811-22696

VS-BONDETF-PRO (7/19)

  April 8, 2019, as revised on July 1, 2019

Prospectus

VictoryShares USAA MSCI USA Value Momentum ETF (ULVM)

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (USVM)

VictoryShares USAA MSCI International Value Momentum ETF (UIVM)

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (UEVM)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on usaa.com, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change; and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund or your financial intermediary electronically by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com.

You may elect to receive all future reports in paper free of charge. You can inform the Fund or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by notifying your financial intermediary directly, or if you are a direct investor, by calling (800) 235-8396 or logging on to usaa.com. Your election to receive reports in paper will apply to all funds held with the USAA family of funds or your financial intermediary.

Victory Capital means Victory Capital Management Inc. the investment manager of the VictoryShares USAA ETFs. VictoryShares USAA ETFs are distributed by Foreside Fund Services, LLC (Foreside), a broker dealer registered with FINRA and an entity that is not an affiliate of Victory Capital. Victory Capital and its affiliates are not affiliated with United Services Automobile Association or its affiliates. USAA is not affiliated with Foreside. USAA and the USAA logos are registered trademarks of United Services Automobile Association and are being used by Victory Capital and its affiliates under license.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

VictorySharesLiterature.com

866-376-7890

Victory
Shares

Fund Summaries
VictoryShares USAA MSCI USA Value Momentum ETF	1
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	8
VictoryShares USAA MSCI International Value Momentum ETF	15
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	23
Additional Fund Information	31
Investments	31
Risk Factors	33
Investing with Victory
Organization and Management of the Fund	40
Share Price	41
How to Buy and Sell Shares	43
Distribution and Service Plan	45
Distributions and Taxes	46
Other Information	48
Financial Highlights	50

VictoryShares USAA MSCI USA Value Momentum ETF

Investment Objective

The VictoryShares USAA MSCI USA Value Momentum ETF (the "Fund") seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI USA Select Value Momentum Blend Index (the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares ("Shares") of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Other Expenses[1]	0.08%
Total Annual Fund Operating Expenses	0.23%
Fee Waivers/Expense Reimbursements[2]	(0.03)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.20%

1"Other Expenses" reflect estimated expenses that the Fund expects to bear in the current fiscal year.

2Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least June 30, 2021 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.20%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor adviser for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

1

VictoryShares USAA MSCI USA Value Momentum ETF (continued)

Fees and Expenses of the Fund (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless whether or not you redeem your Shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$20	$68	$123	$287

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. From commencement of operations, October 24, 2017, through the fiscal period ended August 31, 2018, the portfolio turnover rate of the Fund (when it was the Predecessor Fund, as defined below) was 84% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index. MSCI, Inc. (the "Index Provider") constructs the Index in accordance with a rules-based methodology.

The Index is designed to deliver exposure to equity securities of large- and mid-capitalization U.S. issuers within the MSCI USA Index (the "Parent Index") that have higher exposure to value and momentum factors, while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization-weighted indexes. The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company's valuation ratios, e.g. forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company's share price are trending up or down. A momentum score is calculated using a security's price trends over the last six months and twelve months (except the previous month), adjusted for volatility. A security is only evaluated within a single sector.

The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock's value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. The Index rebalances quarterly. As of December 31, 2018, the market capitalization of the issuers in the Index ranged from $3.0 billion to $778.9 billion. The range may change from time to time.

The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index. The Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which the Adviser believes will help the Fund track the Index. Such instruments may include derivatives, including index futures, which the Fund may use for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly.

The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time.

2

VictoryShares USAA MSCI USA Value Momentum ETF (continued)

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■  Market Risk — Any investment involves risk, and there is no assurance that the Fund's investment objective will be achieved. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

■  Index Risk — The Fund attempts to track the performance of a specific index. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not "actively" managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund's performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

■  Tracking Error Risk — Tracking error is the divergence of the Fund's performance from that of the Index. The performance of the Fund may diverge from that of its Index for a number of reasons, such as the use of representative sampling (if applicable), transaction costs, the Fund's holding of cash, differences in accrual of dividends, changes to the Index, tax considerations, rebalancing, or new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities' closing prices (i.e., the value of the Index is not based on fair value prices), the Fund's ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Index.

■  Momentum Risk — Momentum investing entails investing more in securities that exhibit persistence in relative performance evidenced by better recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security's price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

■  Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.

■  Mid-Capitalization Company Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

■  Large-Capitalization Company Risk — Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

3

VictoryShares USAA MSCI USA Value Momentum ETF (continued)

■  Seed Investor or Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund's Shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund's NAV, market price and brokerage costs.

■  Concentration Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.

■  Exchange-Traded Fund ("ETF") Structure Risk — The Fund is structured as an ETF and as a result is subject to special risks, including:

■  Not Individually Redeemable — The Fund's Shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share ("NAV") only in large blocks known as "Creation Units." You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

■  Trading Issues — Trading in Shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

■  Market Price Variance Risk — The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that Shares may trade at a premium or discount to NAV.

■  Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV.

■  Intraday Indicative Value (IIV) Risk — The Exchange intends to disseminate the approximate per share value of the Fund's published basket of securities ("Deposit Securities") every 15 seconds (the "intraday indicative value" or "IIV"). The IIV is not a "real-time" update of the NAV per Share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. In addition, the IIV is based on the published Deposit Securities and not on the Fund's actual holdings.

■  Liquidity Risk — The Fund is subject to liquidity risk, which is the risk that the Fund's investment may be difficult to purchase or sell and that an investment may not be sold or disposed of at an advantageous price or time.

4

VictoryShares USAA MSCI USA Value Momentum ETF (continued)

■  Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

■  Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

■  Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index's calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

■  Passive Investment Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the applicable Index.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

5

VictoryShares USAA MSCI USA Value Momentum ETF (continued)

Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund's average annual total returns over the same period to a broad measure of market performance. We assume reinvestment of dividends and distributions.

Performance information for the Fund prior to June 30, 2019 reflects the historical performance of the USAA MSCI USA Value Momentum Blend Index ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the "Predecessor Fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Updated performance information is available on the Fund's website at VictorySharesLiterature.com.

Calendar Year Returns

Highest Quarter  4.50% (quarter ended September 30, 2018)

Lowest Quarter  -15.37% (quarter ended December 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2018)	1 Year	Life of Fund[1]
FUND
Before Taxes	-12.10%	-7.37%
After Taxes on Distributions	-12.41%	-7.74%
After Taxes on Distributions and Sale of Fund Shares	-6.91%	-5.58%
MSCI USA Select Value Momentum Blend Index Index returns reflect no deduction for fees, expenses, or taxes.	-11.92%	-8.11%

1 Inception date is October 24, 2017.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-based investment strategies.

6

VictoryShares USAA MSCI USA Value Momentum ETF (continued)

Portfolio Managers

	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since June 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since Inception
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants ("APs") that have entered into agreements with the Fund's distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on the NYSE Arca, Inc. (the "Exchange"). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV.

Tax Information

The Fund's distributions generally will be taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

7

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF

Investment Objective

The VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (the "Fund") seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI USA Small Cap Select Value Momentum Blend Index (the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares ("Shares") of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Other Expenses[1]	0.09%
Total Annual Fund Operating Expenses[2]	0.24%

1"Other Expenses" reflect estimated expenses that the Fund expects to bear in the current fiscal year.

2Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least June 30, 2021 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.25%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor adviser for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

8

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (continued)

Fees and Expenses of the Fund (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless whether or not you redeem your Shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$25	$77	$135	$306

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. From commencement of operations, October 24, 2017, through the fiscal period ended August 31, 2018, the portfolio turnover rate of the Fund (when it was the Predecessor Fund, as defined below) was 81% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index. MSCI, Inc. (the "Index Provider") constructs the Index in accordance with a rules-based methodology. The Index is comprised solely of securities issued by U.S. small capitalization companies.

The Index is designed to deliver exposure to equity securities of small-capitalization U.S. issuers within the MSCI USA Small Cap Index (the "Parent Index") that have higher exposure to value and momentum factors while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization weighted indexes. The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company's valuation ratios, e.g. forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company's share price are trending up or down. A momentum score is calculated using a security's price trends over the last six months and twelve months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector. A liquidity filter is applied to screen out securities with low liquidity. Securities generally are filtered by selecting the top 90% by count of securities in the Parent Index, based on the highest 12-month annualized traded value.

The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock's value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. The Index rebalances quarterly. As of December 31, 2018, the market capitalization of the issuers in the Index ranged from $137.0 million to $9.0 billion. The range may change from time to time.

The Fund generally seeks to track the returns of the Index before fees and expenses by employing a replication strategy that seeks to hold all the stocks in the Index. The Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which the Adviser believes will help the Fund track the Index. Such instruments may include derivatives, including index futures, which the Fund may use for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly.

The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time.

9

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (continued)

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■  Market Risk — Any investment involves risk, and there is no assurance that the Fund's investment objective will be achieved. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

■  Index Risk — The Fund attempts to track the performance of a specific index. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not "actively" managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund's performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

■  Tracking Error Risk — Tracking error is the divergence of the Fund's performance from that of the Index. The performance of the Fund may diverge from that of its Index for a number of reasons, such as the use of representative sampling (if applicable), transaction costs, the Fund's holding of cash, differences in accrual of dividends, changes to the Index, tax considerations, rebalancing, or new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities' closing prices (i.e., the value of the Index is not based on fair value prices), the Fund's ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Index.

■  Momentum Risk — Momentum investing entails investing more in securities that exhibit persistence in relative performance evidenced by better recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security's price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

■  Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.

■  Small-Capitalization Company Risk — Investments in small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, making it difficult for a Fund to buy and sell them at the time and price desired, and these issuers often face greater business risks. Small-capitalization companies typically are less financially stable than larger, more established companies, and may depend on a small number of key personnel, making them vulnerable to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.

10

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (continued)

■  Seed Investor or Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund's Shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund's NAV, market price and brokerage costs.

■  Concentration Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.

■  Exchange-Traded Fund ("ETF") Structure Risk — The Fund is structured as an ETF and as a result is subject to special risks, including:

■  Not Individually Redeemable — The Fund's Shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share ("NAV") only in large blocks known as "Creation Units." You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

■  Trading Issues — Trading in Shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

■  Market Price Variance Risk — The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that Shares may trade at a premium or discount to NAV.

■  Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV.

■  Intraday Indicative Value (IIV) Risk — The Exchange intends to disseminate the approximate per share value of the Fund's published basket of securities ("Deposit Securities") every 15 seconds (the "intraday indicative value" or "IIV"). The IIV is not a "real-time" update of the NAV per Share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. In addition, the IIV is based on the published Deposit Securities and not on the Fund's actual holdings.

■  Liquidity Risk — The Fund is subject to liquidity risk, which is the risk that the Fund's investment may be difficult to purchase or sell and that an investment may not be sold or disposed of at an advantageous price or time.

11

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (continued)

■  Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

■  Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

■  Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index's calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

■  Passive Investment Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the applicable Index.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

12

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (continued)

Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund's average annual total returns over the same period to a broad measure of market performance. We assume reinvestment of dividends and distributions.

Performance information for the Fund prior to June 30, 2019 reflects the historical performance of the USAA MSCI USA Small Cap Value Momentum Blend Index ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the "Predecessor Fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Updated performance information is available on the Fund's website at VictorySharesLiterature.com.

Calendar Year Returns

Highest Quarter  7.59% (quarter ended June 30, 2018)

Lowest Quarter  -17.61% (quarter ended December 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2018)	1 Year	Life of Fund[1]
FUND
Before Taxes	-9.26%	-6.73%
After Taxes on Distributions	-9.63%	-7.16%
After Taxes on Distributions and Sale of Fund Shares	-5.34%	-5.21%
MSCI USA Small Cap Select Value Momentum Blend Index Index returns reflect no deduction for fees, expenses, or taxes.	-9.04%	-7.42%

1 Inception date is October 24, 2017.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-based investment strategies.

13

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF (continued)

Portfolio Managers

	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since June 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since Inception
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since Inception

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants ("APs") that have entered into agreements with the Fund's distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on the NYSE Arca, Inc. (the "Exchange"). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV.

Tax Information

The Fund's distributions generally will be taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

14

VictoryShares USAA MSCI International Value Momentum ETF

Investment Objective

The VictoryShares USAA MSCI International Value Momentum ETF (the "Fund") seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI World ex USA Select Value Momentum Blend Index (the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares ("Shares") of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.25%
Other Expenses[1]	0.26%
Total Annual Fund Operating Expenses	0.51%
Fee Waivers/Expense Reimbursements[2]	(0.16)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.35%

1"Other Expenses" reflect estimated expenses that the Fund expects to bear in the current fiscal year.

2Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least June 30, 2021 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.35%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor adviser for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

15

VictoryShares USAA MSCI International Value Momentum ETF (continued)

Fees and Expenses of the Fund (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless whether or not you redeem your Shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$36	$130	$252	$609

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. From commencement of operations, October 24, 2017, through the fiscal period ended August 31, 2018, the portfolio turnover rate of the Fund (when it was the Predecessor Fund, as defined below) was 65% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index, depositary receipts on securities in the Index, and securities underlying depositary receipts in the Index. MSCI, Inc. (the "Index Provider") constructs the Index in accordance with a rules-based methodology.

The Index is designed to deliver exposure to equity market performance in non-U.S. developed markets and provide higher exposure to value and momentum factors within the MSCI World ex USA Index (the "Parent Index") while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization weighted indexes. The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company's valuation ratios, e.g. forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company's share price are trending up or down. A momentum score is calculated using a security's price trends over the last six months and twelve months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector.

The Index Provider ranks each component of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock's value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. The Index rebalances quarterly. In order to limit over weighting, the Index has a defined a threshold of 5% relative to the Parent Index in geographic regions, as defined by the Index Provider. As of December 31, 2018, the Index provided exposure to the following countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

The Index is comprised of equity securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").

The Fund seeks to track the returns of the Index before fees and expenses by employing, under normal circumstances, a "sampling" process to invest in a representative sample of stocks included in the Index. The Fund's portfolio managers select these stocks using a statistical optimization process designed to produce investment characteristics that closely approximate those of the Index.

16

VictoryShares USAA MSCI International Value Momentum ETF (continued)

The Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which the Adviser believes will help the Fund track the Index. Such instruments may include derivatives, including index futures, which the Fund may use for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly.

The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time.

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■  Market Risk — Any investment involves risk, and there is no assurance that the Fund's investment objective will be achieved. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

■    Index Risk — The Fund attempts to track the performance of a specific index. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not "actively" managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund's performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

■  Tracking Error Risk — Tracking error is the divergence of the Fund's performance from that of the Index. The performance of the Fund may diverge from that of its Index for a number of reasons, such as the use of representative sampling (if applicable), transaction costs, the Fund's holding of cash, differences in accrual of dividends, changes to the Index, tax considerations, rebalancing, or new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities' closing prices (i.e., the value of the Index is not based on fair value prices), the Fund's ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Index.

■  Sampling Risk — The Fund's use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

■  Momentum Risk — Momentum investing entails investing more in securities that exhibit persistence in relative performance evidenced by better recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security's price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

■  Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value

17

VictoryShares USAA MSCI International Value Momentum ETF (continued)

investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.

■  Foreign Securities Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time.

■  Geographic Risk — To the extent the Index focuses its investments in issuers located in a particular country or region, the Fund is subject to greater risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region. For example, the Fund may be subject to greater risk of adverse securities markets, exchange rates, social, political, regulatory, economic, business, environmental or other developments, or natural disasters.

■  Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.

■  Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively "Depositary Receipts"). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, the Fund may not be aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts depends on the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

■  Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

■  If a Depositary Receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security.

■  Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.

■  The prices of Depositary Receipts may differ from the prices of securities upon which they are based.

■  To the extent the Fund invests in Depositary Receipts based on securities included in the Index, such differences in prices may increase index tracking risk.

■  Mid-Capitalization and Small-Capitalization Company Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

■  Large-Capitalization Company Risk — Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments.

18

VictoryShares USAA MSCI International Value Momentum ETF (continued)

Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

■  Seed Investor or Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund's Shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund's NAV, market price and brokerage costs.

■  Concentration Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.

■  Exchange-Traded Fund ("ETF") Structure Risk — The Fund is structured as an ETF and as a result is subject to special risks, including:

■    Not Individually Redeemable — The Fund's Shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share ("NAV") only in large blocks known as "Creation Units." You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

■  Trading Issues — Trading in Shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

■  Market Price Variance Risk — The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that Shares may trade at a premium or discount to NAV.

■  Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV.

■  Intraday Indicative Value (IIV) Risk — The Exchange intends to disseminate the approximate per share value of the Fund's published basket of securities ("Deposit Securities") every 15 seconds (the "intraday indicative value" or "IIV"). The IIV is not a "real-time" update of the NAV per Share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. In addition, the IIV is based on the published Deposit Securities and not on the Fund's actual holdings.

■  Liquidity Risk — The Fund is subject to liquidity risk, which is the risk that the Fund's investment may be difficult to purchase or sell and that an investment may not be sold or disposed of at an advantageous price or time.

19

VictoryShares USAA MSCI International Value Momentum ETF (continued)

■  Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

■  Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

■  Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurances that the Index's calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

■  Passive Investment Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the applicable Index.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

20

VictoryShares USAA MSCI International Value Momentum ETF (continued)

Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund's average annual total returns over the same period to a broad measure of market performance. We assume reinvestment of dividends and distributions.

Performance information for the Fund prior to June 30, 2019 reflects the historical performance of the USAA MSCI International Value Momentum Blend Index ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the "Predecessor Fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Updated performance information is available on the Fund's website at VictorySharesLiterature.com.

Calendar Year Returns

Highest Quarter  1.08% (quarter ended September 30, 2018)

Lowest Quarter  -14.05% (quarter ended December 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2018)	1 Year	Life of Fund[1]
FUND
Before Taxes	-17.45%	-12.87%
After Taxes on Distributions	-17.85%	-13.26%
After Taxes on Distributions and Sale of Fund Shares	-9.84%	-9.64%
MSCI World ex USA Select Value Momentum Blend Index Index returns reflect no deduction for fees, expenses, or taxes.	-17.18%	-14.62%

1 Inception date is October 24, 2017.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-based investment strategies.

Portfolio Managers

	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since June 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since Inception
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since Inception

21

VictoryShares USAA MSCI International Value Momentum ETF (continued)

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants ("APs") that have entered into agreements with the Fund's distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on the NYSE Arca, Inc. (the "Exchange"). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV.

Tax Information

The Fund's distributions generally will be taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

22

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF

Investment Objective

The VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (the "Fund") seeks to provide investment results that closely correspond, before fees and expenses, to the performance of the MSCI Emerging Markets Select Value Momentum Blend Index (the "Index").

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares ("Shares") of the Fund. Investors may incur usual or customary brokerage commissions and other charges on their purchases and sales of Shares of the Fund in the secondary market, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)	NONE
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses[1]	0.88%
Total Annual Fund Operating Expenses	1.18%
Fee Waivers/Expense Reimbursements[2]	(0.73)%
Total Annual Fund Operating Expenses After Fee Waivers and Expense Reimbursements[2]	0.45%

1"Other Expenses" reflect estimated expenses that the Fund expects to bear in the current fiscal year.

2Victory Capital Management Inc., the Fund's investment adviser, ("Adviser") has contractually agreed to waive its management fee and/or reimburse expenses through at least June 30, 2021 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding certain items such as interest, taxes and brokerage commissions) do not exceed 0.45%. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund's predecessor adviser for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund's Board of Trustees.

23

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (continued)

Fees and Expenses of the Fund (continued)

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated, regardless whether or not you redeem your Shares at the end of such periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. The amounts shown reflect the fee waiver/expense reimbursement in place through the expiration date. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$46	$226	$504	$1,298

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover will generally indicate higher transaction costs resulting in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the Example, affect the Fund's performance. From commencement of operations, October 24, 2017, through the fiscal period ended August 31, 2018, the portfolio turnover rate of the Fund (when it was the Predecessor Fund, as defined below) was 58% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 80% of its assets in securities in the Index, depositary receipts on securities in the Index, and securities underlying depositary receipts in the Index. MSCI, Inc. (the "Index Provider") constructs the Index in accordance with a rules-based methodology. The Index is comprised solely of securities issued by companies associated with emerging market countries as described more fully below.

The Index is designed to deliver exposure to equity market performance in the global emerging markets and provide higher exposure to value and momentum factors within the MSCI Emerging Markets Index (the "Parent Index") while also maintaining moderate Index turnover and lower realized volatility than traditional capitalization weighted indexes. A liquidity filter is applied to screen out securities with low liquidity. Securities generally are filtered by selecting the top 90% by count of securities in the Parent Index, based on the highest 12-month annualized traded value. The Index Provider determines whether an issuer is located in a particular country by reference to the Index methodology.

The value factor indicates how attractively a stock is priced relative to its fundamentals, such as book value and free cash flow. A value score is derived from a company's valuation ratios, e.g. forward price to earnings, share price to book value, and enterprise value to operating cash flow. The momentum factor indicates whether changes in a company's share price are trending up or down. A momentum score is calculated using a security's price trends over the last six months and twelve months (except the previous month), adjusted for volatility. A security is only evaluated within a single industry or sector.

The Index Provider ranks each stock of the Parent Index based on its value and momentum scores, relative to their sector classification, and creates a composite score for each stock by equally weighting the stock's value and momentum score. The Index Provider then selects the top 25% of the ranked stocks of the Parent Index based on their composite scores for inclusion in the Index. The constituents are weighted such that securities with lower realized volatility are given higher Index weights. In order to limit over weighting, the Index has a defined a threshold of 5% relative to the Parent Index in geographic regions, as defined by the Index Provider.

The Index is comprised of equity securities, including American Depositary Receipts ("ADRs") and Global Depositary Receipts ("GDRs").

As of December 31, 2018, the emerging market countries include: Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, and Turkey.

24

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (continued)

The Fund seeks to track the returns of the Index before fees and expenses by employing, under normal circumstances, a "sampling" process to invest in a representative sample of stocks included in the Index. The Fund's portfolio managers select these stocks using a statistical optimization process designed to produce investment characteristics that closely approximate those of the Index.

The Fund also may invest up to 20% of its assets in instruments other than the securities in the Index, which the Adviser believes will help the Fund track the Index. Such instruments may include derivatives, including index futures, which the Fund may use for cash management (attempting to remain fully invested while maintaining liquidity) or to gain exposure to an investment in a manner other than investing in the asset directly.

The Fund will concentrate its investments (i.e., hold more than 25% of its assets) in a particular industry or group of industries to the extent that its Index is concentrated. The degree to which certain sectors, industries, or asset classes are represented in the Index may change over time. The Index will rebalance quarterly.

Principal Risks of Investing in the Fund

The Fund's investments are subject to the following principal risks:

■  Market Risk — Any investment involves risk, and there is no assurance that the Fund's investment objective will be achieved. Losing money is a risk of investing in the Fund. The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments, and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets, or general investor sentiment. Individual stock prices tend to go up and down more dramatically than those of certain other types of investments, such as bonds. During a general downturn in the financial markets, multiple asset classes may decline in value. When markets perform well, there can be no assurance that specific investments held by the Fund will rise in value.

■  Index Risk — The Fund attempts to track the performance of a specific index. The Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not "actively" managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. The Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund's performance could be lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers.

■  Tracking Error Risk — Tracking error is the divergence of the Fund's performance from that of the Index. The performance of the Fund may diverge from that of its Index for a number of reasons, such as the use of representative sampling (if applicable), transaction costs, the Fund's holding of cash, differences in accrual of dividends, changes to the Index, tax considerations, rebalancing, or new or existing regulatory requirements. Unlike the Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that the Fund calculates its NAV based on fair value prices and the value of the Index is based on securities' closing prices (i.e., the value of the Index is not based on fair value prices), the Fund's ability to track the Index may be adversely affected. For tax efficiency purposes, the Fund may sell certain securities to realize losses, which will result in a deviation from the Index.

■  Sampling Risk — The Fund's use of a representative sampling approach, if used, could result in its holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

■  Momentum Risk — Momentum investing entails investing more in securities that exhibit persistence in relative performance evidenced by better recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities, and momentum may be

25

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (continued)

an indicator that a security's price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

■  Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.

■  Foreign Securities and Emerging Countries Risk — Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, and less economic, political, and social stability in the countries in which the Fund invests. The imposition of exchange controls, sanctions, confiscations, trade restrictions (including tariffs), and other government restrictions by the United States or other governments; or problems in share registration, settlement, or custody also may result in losses. Foreign risk also involves the risk of negative foreign currency rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. These risks may be more pronounced in connection with the Fund's investments in securities of issuers located in emerging countries. The securities markets of most emerging countries are less liquid, developed, and efficient; are subject to greater price volatility; have smaller market capitalizations; have more or less government regulation; and may not be subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in securities of issuers located in certain emerging countries involves the risk of loss resulting from problems in share registration, settlement, or custody and substantial economic, political, and social disruptions. These risks are not normally associated with investments in more developed countries.

■  Geographic Risk — To the extent the Index focuses its investments in issuers located in a particular country or region, the Fund is subject to greater risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region. For example, the Fund may be subject to greater risk of adverse securities markets, exchange rates, social, political, regulatory, economic, business, environmental or other developments, or natural disasters.

■  Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.

■  Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively "Depositary Receipts"). To the extent the Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, the Fund may not be aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts depends on the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

■  Investments in Depositary Receipts may be less liquid and more volatile than the underlying securities in their primary trading market.

26

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (continued)

■    If a Depositary Receipt is denominated in a different currency than its underlying securities, the Fund will be subject to the currency risk of both the investment in the Depositary Receipt and the underlying security.

■  Holders of Depositary Receipts may have limited or no rights to take action with respect to the underlying securities or to compel the issuer of the receipts to take action.

■  The prices of Depositary Receipts may differ from the prices of securities upon which they are based.

■  To the extent the Fund invests in Depositary Receipts based on securities included in the Index, such differences in prices may increase index tracking risk.

■  Mid-Capitalization and Small-Capitalization Company Risk — Investments in mid-capitalization and small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

■  Seed Investor or Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund's Shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund's NAV, market price and brokerage costs.

■  Concentration Risk — In following its methodology, the Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that the Index concentrates in the securities of issuers in a particular industry or sector, the Fund also can be expected to concentrate its investments to approximately the same extent. By concentrating its investments in an industry or sector, the Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If the Index is not concentrated in a particular industry or sector, the Fund will not concentrate in a particular industry or sector.

■  Exchange-Traded Fund ("ETF") Structure Risk — The Fund is structured as an ETF and as a result is subject to special risks, including:

■  Not Individually Redeemable — The Fund's Shares are not individually redeemable and may be redeemed by the Fund at its net asset value per share ("NAV") only in large blocks known as "Creation Units." You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

■  Trading Issues — Trading in Shares on the Exchange (as defined below) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions, the market for Shares may become less liquid in response to deteriorating liquidity in the markets for the Fund's underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

■  Market Price Variance Risk — The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares and will include a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. There may be times when the market price and the NAV vary significantly, particularly in times of market stress. This means that Shares may trade at a premium or discount to NAV.

■  Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for the Fund. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV.

■  Intraday Indicative Value (IIV) Risk — The Exchange intends to disseminate the approximate per share value of the Fund's published basket of securities ("Deposit Securities") every 15 seconds (the

27

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (continued)

"intraday indicative value" or "IIV"). The IIV is not a "real-time" update of the NAV per Share of the Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. In addition, the IIV is based on the published Deposit Securities and not on the Fund's actual holdings.

■  Liquidity Risk — The Fund is subject to liquidity risk, which is the risk that the Fund's investment may be difficult to purchase or sell and that an investment may not be sold or disposed of at an advantageous price or time.

■  Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

■  Derivatives Risk — Derivatives, including futures contracts, may involve risks different from, or greater than, those associated with more traditional investments. In addition to risks relating to the underlying assets, the use of derivatives may include other, possibly greater, risks, including counterparty, leverage, and liquidity risks. Derivatives may create leverage and expose the Fund to additional levels of risk, including greater losses from investments and increased volatility, than would otherwise have been the case had the Fund not engaged in the activities that created the leverage. As a result of investing in derivatives, the Fund could lose more than the amount it invests. Derivatives may be highly illiquid, and the Fund may not be able to close out or sell a derivative position at a particular time or at an anticipated price. Derivatives also may be subject to counterparty risk, which includes the risk that the Fund may sustain a loss as a result of the insolvency or bankruptcy of, or other non-compliance by, the other party to the transaction.

■  Calculation Methodology Risk — The Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, nor the Adviser can offer assurancesthat the Index's calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index.

■  Passive Investment Risk — The Fund is designed to track the Index and is not actively managed. The Fund will not buy or sell shares of an equity security due to current or projected performance of a security, industry or sector, unless that security is added to or removed, respectively, from the Index. The Fund does not, therefore, seek returns in excess of the Index, and does not attempt to take defensive positions or hedge against potential risks unless such defensive positions are also taken by the applicable Index.

You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Company (FDIC) or any other government agency.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

28

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (continued)

Performance

The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund's calendar year performance has varied over the past 10 years (or the life of the Fund if shorter). The table compares the Fund's average annual total returns over the same period to a broad measure of market performance. We assume reinvestment of dividends and distributions.

Performance information for the Fund prior to June 30, 2019 reflects the historical performance of the USAA MSCI Emerging Markets Value Momentum Blend Index ETF, a series of USAA ETF Trust (the predecessor to the Fund managed by USAA Asset Management Company) (the "Predecessor Fund"). The Fund's performance has not been restated to reflect any differences in expenses paid by the Predecessor Fund and those paid by the Fund.

Updated performance information is available on the Fund's website at VictorySharesLiterature.com.

Calendar Year Returns

Highest Quarter  1.36% (quarter ended March 31, 2018)

Lowest Quarter  -7.74% (quarter ended December 31, 2018)

Average Annual Total Returns (For the Periods Ended December 31, 2018)	1 Year	Life of Fund[1]
FUND
Before Taxes	-16.62%	-11.98%
After Taxes on Distributions	-17.03%	-12.52%
After Taxes on Distributions and Sale of Fund Shares	-9.48%	-9.12%
MSCI Emerging Markets Select Value Momentum Blend Index Index returns reflect no deduction for fees, expenses, or taxes	-15.86%	-13.05%

1 Inception date is October 24, 2017.

After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund Shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Investment Adviser

Victory Capital Management Inc. ("Adviser") serves as the Fund's investment adviser. The portfolio managers primarily responsible for day-to-day management of the Fund are members of the Adviser's Victory Solutions platform, which oversees the Adviser's rules-based investment strategies.

Portfolio Managers

	Title	Tenure with the Fund
Mannik Dhillon, CFA, CAIA®	President, VictoryShares and Solutions	Since June 2019
Wasif A. Latif	Head of Investments, VictoryShares and Solutions	Since Inception
Lance Humphrey, CFA	Portfolio Manager, VictoryShares and Solutions	Since Inception

29

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF (continued)

Purchase and Sale of Shares

The Fund will issue and redeem Shares at NAV only in large blocks of 50,000 Shares (each block of Shares is called a "Creation Unit"). Creation Units are issued and redeemed for cash and/or in-kind for securities by Authorized Participants ("APs") that have entered into agreements with the Fund's distributor. Individual Shares may only be purchased and sold through brokers in secondary market transactions on the NYSE Arca, Inc. (the "Exchange"). Except when aggregated in Creation Units, Shares are not redeemable securities of the Fund.

Shares of the Fund will be listed for trading on the Exchange and will trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than (a premium), at, or less than (a discount) NAV.

Tax Information

The Fund's distributions generally will be taxable as ordinary income, qualified dividend income or capital gains. A sale of Shares may result in capital gain or loss.

Payment to Broker-Dealers and Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

30

Additional Fund Information

Investments

The VictoryShares USAA MSCI USA Value Momentum ETF ("US Fund"), VictoryShares USAA MSCI USA Small Cap Value Momentum ETF ("US Small Cap Fund"), VictoryShares USAA MSCI International Value Momentum ETF ("International Fund") and VictoryShares USAA MSCI Emerging Markets Value Momentum ETF ("Emerging Markets Fund") are each organized as an exchange-traded fund ("ETF"), each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are sometimes referred to in this Prospectus as the "VictoryShares ETFs," "Victory Funds", or, more simply, the "Funds."

The International Fund and Emerging Markets Fund are collectively referred to in this Prospectus as the "International Funds."

The following describes additional information about the principal investment strategies that the Funds will use under normal market conditions to pursue their investment objectives, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The SAI includes more information about the Funds, their investments, and the related risks.

Information about each Fund's principal investment strategies is provided in the relevant summary section for each Fund. Below is additional information, describing in greater detail the principal investment strategies, including the practices and methodologies that the Adviser utilizes in pursuing a Fund's investment objective and principal investment strategies, as well as each Fund's principal investment risks.

In managing the Funds, the Adviser uses a "passive" or indexing approach to try to achieve the Fund's investment objective. Under normal market conditions, each Fund pursues its investment objective by seeking to track the price and yield performance, before fees and expenses, of a particular index maintained by the Index Provider (each an "Index"). The Funds do not try to outperform their indexes.

The Adviser expects that, over time, the correlation between a Fund's performance and that of the Index, before fees and expenses, will be 95% or better. A number of factors may affect the Fund's ability to achieve a high degree of correlation with its Index, and there can be no guarantee that a Fund will achieve a high degree of correlation. The Adviser monitors each Fund on an ongoing basis, and makes adjustments to its portfolio, as necessary, to minimize tracking error and to maintain liquidity.

For cash management purposes, each Fund is permitted to hold all or a portion of its assets in cash, index futures, short-term money market instruments or shares of other investment companies, including money market funds. To the extent that it does so, the Fund may not benefit from any upswing in the market and may fail to meet its investment objective.

Each Fund's investment objective and policy to invest at least 80% of its assets in the securities of its respective Index are non-fundamental and may be changed by the Board of Trustees upon at least 60 days' written notice to shareholders. For purposes of a Fund's 80% investment policy, "assets" means the Fund's net assets plus the amount of any borrowings for investment purposes, exclusive of collateral held from securities lending. Any derivatives counted towards the Fund's 80% policy will be valued at market value.

The Index Provider for the Indexes underlying the International Funds determines whether an issuer is located in a particular country by reference to the Index methodology. In general, the Index Provider determines the country classification of a company by the company's country of incorporation and the primary listing of its securities. If these countries are different, the Index Provider performs additional analysis to determine the company's

31

Additional Fund Information (continued)

country classification. The Index Provider considers a set of criteria, including: (1) the security's secondary listings if any; (2) the geographic distribution of the company's shareholder base; (3) the location of its headquarters; (4) the geographic distribution of its operations (in terms of assets and revenues); (5) the company's history, and (6) the country in which investors consider the company to be most appropriately classified.

The Adviser may use several types of investments and investment techniques in pursuing the Funds' overall investment objective. The following describes the types of securities the Adviser may purchase or the investment techniques the Adviser may employ but which the Adviser does not consider to be a part of a Fund's principal investment strategies. Additional types of securities and strategies that the Funds may utilize are included in the Funds' Statement of Additional Information ("SAI").

Securities Lending

To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board. Each loan will be secured continuously by collateral in the form of cash, high quality money market instruments or securities issued by the U.S. government or its agencies or instrumentalities.

Investment Companies

A Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies, the shares of which are bought and sold on a securities exchange.

32

Risk Factors

The following describes the principal risks that you may assume as an investor in a Fund. These risks could adversely affect the net asset value, total return and the value of a Fund and your investment. The risk descriptions below provide a more detailed explanation of the principal investment risks that correspond to the risks described in each Fund's Fund Summary section of its Prospectus.

There is no assurance that a Fund will achieve its investment objective. Each Fund's Share price will fluctuate with changes in the market value of its portfolio investments. When you sell your Fund Shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in the Funds. No Fund, by itself, is intended to be a complete investment program.

Risk Factor	US Fund	US Small Cap Fund	International Fund	Emerging Markets Fund
Calculation Methodology	X	X	X	X
Concentration	X	X	X	X
Derivatives	X	X	X	X
Emerging Markets				X
ETF Structure	X	X	X	X
Foreign Investing			X	X
Index	X	X	X	X
Large-Capitalization Company	X		X	X
Liquidity	X	X	X	X
Mid-Capitalization Company	X	X	X	X
Momentum	X	X	X	X
Rebalancing	X	X	X	X
Regulatory	X	X	X	X
Sampling			X	X
Seed Investor or Large Shareholder	X	X	X	X
Small-Capitalization Company		X	X	X
Stock Market	X	X	X	X
Tracking Error	X	X	X	X
Valuation	X	X	X	X
Value	X	X	X	X

■  Calculation Methodology Risk — An Index relies on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither a Fund, the Index Provider, nor the Adviser can offer assurances that an Index's calculation methodology or sources of information will provide an accurate assessment of included issuers or correct valuation of securities, nor can they guarantee the availability or timeliness of the production of an Index. An Index has a limited performance history.

■  Concentration Risk — In following its methodology, an Index from time to time may be concentrated to a significant degree in securities of issuers located in a single industry or sector. To the extent that an Index concentrates in the securities of issuers in a particular industry or sector, a Fund also can be expected to concentrate its investments to approximately

33

Risk Factors (continued)

the same extent. By concentrating its investments in an industry or sector, a Fund may face more risks than if it were diversified broadly over numerous industries or sectors. If an Index is not concentrated in a particular industry or sector, a Fund will not concentrate in a particular industry or sector.

■  Derivatives Risk — Derivatives, such as futures contracts, are subject to the risk that small price movements can result in substantial gains or losses. Derivatives also entail exposure to counterparty risk, the risk of mispricing or improper valuation and the risk that changes in value of the derivative may not correlate perfectly with the relevant securities, assets or indices. The Fund "covers" its exposure to certain derivative contracts by segregating or designating liquid assets on its records sufficient to satisfy current payment obligations, which may expose the Fund to the market through both the underlying assets subject to the contract and the assets used as cover. The use of derivatives could expose a Fund to the effects of leverage causing the Fund to lose more money than it invested. There is no guarantee that derivatives activities will be employed or that they will work, and their use could lower returns or even result in losses to the Fund. Derivatives also may be harder to value, less tax-efficient, and subject to changing government regulation that could impact the Fund's ability to use certain derivatives or their cost.

■  Emerging-Markets Risk — Investments in countries that are in the early stages of their industrial development involve exposure to economic structures that generally are less economically diverse and mature than those in the United States, and to political systems that may be less stable. Investments in emerging markets may be subject to the risk of abrupt and severe price declines and their financial markets often lack liquidity. In addition, emerging-market countries may be more likely than developed countries to experience rapid and significant adverse developments in their political or economic structures. Emerging-market economies also may be overly reliant on particular industries, and more vulnerable to shifts in international trade, trade barriers, and other protectionist or retaliatory measures. Governments in many emerging-market countries participate to a significant degree in their economies and securities markets. Some emerging-market countries restrict foreign investments, impose high withholding or other taxes on foreign investments, impose restrictive exchange control regulations, or may nationalize or expropriate the assets of private companies. Emerging-market countries also may be subject to high inflation and rapid currency devaluations and currency-hedging techniques may be unavailable in certain emerging-market countries.

■  Exchange-Traded Fund ("ETF") Structure Risk — Each Fund is structured as an ETF and as a result is subject to special risks, including:

■  Not Individually Redeemable — Shares are not individually redeemable and may be redeemed by a Fund at NAV only in large blocks known as "Creation Units." You may incur brokerage costs purchasing enough Shares to constitute a Creation Unit. Alternatively, you may redeem your Shares by selling them on the secondary market at prevailing market prices.

■  Trading Issues — Although the Shares are listed on the Exchange, there can be no assurance that an active, liquid or otherwise orderly trading market for Shares will be established or maintained by market makers or Authorized Participants, particularly in times of stressed market conditions. Trading in Shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange. There is no guarantee that an active secondary market will develop for the Shares. In stressed market conditions,

34

Risk Factors (continued)

the market for Shares may become less liquid in response to deteriorating liquidity in the markets for a Fund's underlying portfolio holdings, which may lead to differences between the market price of the Shares and the underlying value of those Shares.

■  Market Price Variance Risk — Individual Shares of a Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly, and you may pay more than NAV when buying Shares on the secondary market (a premium), and you may receive less than NAV when you sell those Shares (a discount). The market price of Shares, like the price of any exchange-traded security, includes a "bid-ask spread" charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. A Fund's investment results are measured based upon the daily NAV of a Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those creating and redeeming directly with a Fund.

■  International Closed Market Trading Risk — A Fund's underlying securities may trade on foreign exchanges that are closed when the Exchange is open; consequently, events may transpire while such foreign exchanges are closed but the Exchange is open that may change the value of such underlying securities relative to their last quoted prices on such foreign exchanges. Because a Fund generally relies on the last quoted prices for such securities when calculating its NAV, such events may cause Shares to trade at a premium or discount to NAV.

■  Authorized Participants Concentration Risk — A limited number of financial institutions may be responsible for all or a significant portion of the creation and redemption activity for a Fund. In addition, there is no obligation for market makers to make a market in a Fund's shares or for Authorized Participants to submit purchase or redemption orders for Creation Units. If these firms exit the business or are unable or unwilling to process creation and/or redemption orders, Shares may trade at a premium or discount to NAV.

■  Intraday Indicative Value (IIV) Risk — The Exchange intends to disseminate the approximate per share value of a Fund's published basket of securities ("Deposit Securities") every 15 seconds (the "intraday indicative value" or "IIV''). The IIV is not a "real-time" update of the NAV per share of a Fund because the IIV may not be calculated in the same manner as the NAV. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV does not take into account Fund expenses. For securities traded outside of the U.S., the IIV calculations are based on local market prices and may not reflect events that occur subsequent to the local market's close which could affect premiums and discounts between the IIV and the market price of a Fund's Shares. In addition, the IIV is based on the published Deposit Securities and not on a Fund's actual holdings. A Fund, the Adviser and their affiliates are not involved in, or responsible for, any aspect of the calculation or dissemination of the IIV and make no warranty as to the accuracy of these calculations.

■  Foreign Investing Risk — Foreign investing risk is the possibility that the value of a Fund's investments in foreign securities will decrease because of currency exchange-rate fluctuations; foreign market illiquidity; emerging-market risk; increased price volatility; uncertain political

35

Risk Factors (continued)

conditions; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; less publicly available information about foreign issuers; difficulties in obtaining legal judgments; and foreign withholding taxes, among other challenges on non-U.S. investments. Foreign investing may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies. Foreign investments may be more difficult to value than U.S. securities. Risks that require additional consideration are:

■  Currency Risk — Investments in foreign currencies and in securities that trade in, or receive revenues in, or in derivatives that provide exposure to, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar. Any such decline may erode or reverse any potential gains from an investment in securities denominated in foreign currency or may widen existing loss. Currency rates may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates; intervention (or the failure to intervene) by governments, central banks or supranational entities; the imposition of currency controls; or other political developments in the United States or abroad.

■  Depositary Receipts Risk — Foreign securities may trade in the form of depositary receipts, which include ADRs and GDRs (collectively "Depositary Receipts"). To the extent the Fund acquires Depositary Receipts through banks that do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, the Fund may not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted.

■  Political Risk — Political risk includes a greater potential for coups d'état, revolts, and expropriation by governmental organizations.

■  European Economic Risk — In June 2016, the United Kingdom ("UK") approved a referendum to leave the European Union ("EU"), commonly referred to as "Brexit." The impact of Brexit is so far uncertain. The effect on the UK's economy will likely depend on the nature of trade relations with the EU following its exit. On March 29, 2017, Prime Minister Theresa May provided formal notification of the UK's intention to withdraw from the EU pursuant to Article 50 of the Treaty of Lisbon. While the UK is scheduled to leave the EU, no date is certain at this time. The UK's decision to leave the EU may cause increased volatility and have a significant adverse impact for some time on world financial markets, other international trade agreements, and the UK and European economies, as well as the broader global economy.

■  Index Risk — Each Fund attempts to track the performance of a specific index. An index is an unmanaged group of securities whose overall performance is used as a standard to measure investment performance of a particular market. Each Fund will be negatively affected by general declines in the securities and asset classes represented in the Index. In addition, because the Fund is not "actively" managed, unless a specific security is removed from the Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. Each Fund also does not attempt to take defensive positions under any market conditions, including declining markets. Therefore, the Fund's performance could be

36

Risk Factors (continued)

lower than funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline or a decline in the value of one or more issuers. Additionally, each Fund typically will not match the performance of its index because the performance of its Index does not factor in the costs of buying, selling, and holding stocks or other operating expenses and costs of the Fund.

■  Large-Capitalization Company Risk — Investments in large-capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large-capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large-capitalization companies could trail the returns on investments in stocks of small- and mid-capitalization companies.

■  Liquidity Risk — Certain securities held by a Fund may be difficult (or impossible) to buy or sell at the time and at the price the Fund would like due to a variety of factors, including general market conditions, the perceived financial strength of the issuer, specific restrictions on resale of the securities, infrequent trading, or lack of market participants. Liquidity is a general investment risk that potentially could impact any security, but funds that invest in foreign or emerging market securities, derivatives, or other structured investments, which all have experienced periods of illiquidity, generally are subject to greater liquidity risk than funds that do not invest in these types of securities. The Fund also may experience reduced liquidity if it has unusually high redemption requests. Reduced liquidity means that the Fund may have difficulty meeting redemptions requests, be unable to achieve its desired level of exposure to a certain market or sector, need to dispose of certain securities, or forgo investment opportunities. It also could adversely impact the valuation of certain securities. In addition, reduced liquidity could impact the Fund's performance negatively.

■  Mid-Capitalization Company Risk — Investments in mid-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, and these issuers often face greater business risks.

■  Momentum Risk — Momentum investing entails investing more in securities that exhibit persistence in relative performance evidenced by better recent price performance compared to other securities. These securities may be more volatile than a broad cross-section of securities, and momentum may be an indicator that a security's price is peaking. Momentum can turn quickly and cause significant variation from other types of investments. The Fund may experience significant losses if momentum stops, turns or otherwise behaves differently than predicted.

■  Rebalancing Risk — In purchasing and selling securities to rebalance its portfolio, a Fund will pay more in brokerage commissions than it would without a rebalancing policy. As a result of the need to rebalance, the Fund also has less flexibility in the timing of purchases and sales of securities than it would otherwise, and the rebalancing may result in high portfolio turnover. While we will attempt to minimize any adverse impact to a Fund or its shareholders, the Fund may have a higher proportion of capital gains and a lower return than a fund that does not have a rebalancing policy.

■  Regulatory Risk — Each Fund is subject to regulatory risk, which is the risk that legislative, regulatory, or tax policies or developments may have an adverse impact on the value of the Fund's investments and the Fund's NAV.

37

Risk Factors (continued)

■  Sampling Risk — The Fund's use of a representative sampling strategy could result in its holding a smaller number of securities than are in the Index. As a result, an adverse development with an issuer or a small number of issuers of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Index. To the extent the assets in the Fund are smaller, these risks will be greater.

■  Seed Investor or Large Shareholder Risk — Certain large shareholders, including other funds advised by the Adviser, may from time to time own a substantial amount of the Fund's shares. In addition, seed investors, such as the Adviser, an affiliate of the Adviser, an Authorized Participant, a lead market maker, or other entity, may contribute all or a majority of the assets in the Fund to facilitate commencement of the Fund or to facilitate the Fund's achieving a specified size or scale. To the extent a seed investor in the Fund is an entity subject to domestic and/or international banking regulations, changes in those regulations (e.g., capital requirements) or in the seed investor's financial status may cause or require the seed investor to redeem its investment in the Fund when it otherwise would not choose to redeem that investment. There is a risk that such large shareholders or seed investors may redeem their investments in the Fund, which could have a significant negative impact on the Fund's NAV, market price, and brokerage costs.

■  Small-Capitalization Company Risk — Investments in small-capitalization companies involve greater risks than those associated with larger, more established companies. These securities may be subject to more abrupt or erratic price movements and may lack sufficient market liquidity, making it difficult for a Fund to buy and sell them at the time and price desired, and these issuers often face greater business risks. Small-capitalization companies typically are less financially stable than larger, more established companies, and may depend on a small number of key personnel, making them vulnerable to loss of personnel. These companies also generally have less diverse product lines than larger capitalization companies and are more susceptible to adverse developments related to their products.

■  Stock Market Risk — Because the Funds invest in common stocks and preferred securities, it is subject to stock market risk. A company's stock price in general may decline over short or even extended periods of time, regardless of the success or failure of a company's operations. Stock markets tend to run in cycles, with periods when stock prices generally go up, and periods when stock prices generally go down. However, stock markets also can move up and down rapidly or unpredictably, based on overall economic conditions and other factors. Changes in the financial condition of a single issuer can impact a market as a whole.

Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. An unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies, and could add significantly to the risks of increased volatility for a Fund. Equity securities tend to be more volatile than debt securities.

■  Computer Systems Risk — In addition, markets and market participants increasingly rely upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.

38

Risk Factors (continued)

■  Tracking Error Risk — Tracking error is the divergence of a Fund's performance from that of the Index. The performance of a Fund may diverge from that of its Index for a number of reasons, such as the use of representative sampling (if applicable), transaction costs, a Fund's holding of cash, differences in accrual of dividends, changes to the Index, tax considerations, rebalancing, or new or existing regulatory requirements. Unlike a Fund, the returns of the Index are not reduced by investment and other operating expenses, including the trading costs associated with implementing changes to its portfolio of investments. Tracking error risk may be heightened during times of market volatility or other unusual market conditions. To the extent that a Fund calculates its NAV based on fair value prices and the value of the Index is based on securities' closing prices (i.e., the value of the Index is not based on fair value prices), a Fund's ability to track the Index may be adversely affected. For tax efficiency purposes, a Fund may sell certain securities to realize losses, which will result in a deviation from the Index.

■  Valuation Risk — The sale price the Fund could receive for a security may differ from the Fund's valuation of the security and may differ from the value used by the Index, particularly for securities that trade in low volume or volatile markets or that are valued using a fair value methodology. The Fund relies on various sources to calculate its NAV. The information may be provided by third parties that are believed to be reliable, but the information may not be accurate due to errors by such pricing sources, technological issues, or otherwise.

■  Value Risk — Value investing entails investing in securities that are inexpensive relative to other securities based on ratios such as price to earnings or price to book. There may be periods when value investing is out of favor, and during which the investment performance of a fund using a value strategy may suffer. In addition, value stocks are subject to the risk that their intrinsic value may never be realized in the market.

The Adviser may use several types of investments in furtherance of the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.

■  Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (i) the inability of the borrower to return the securities, (ii) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (iii) a delay in recovery of the securities, or (iv) the loss of rights in the collateral should the borrower fail financially. In addition, each Fund is responsible for any loss that might result from its investment of the borrower's collateral. In determining whether to lend securities, the Adviser or the Funds' securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.

■  Investment Company Risk — A Fund's ability to achieve its investment objective may be directly related to the ability of the underlying any funds (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Underlying investment vehicles are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.

39

Organization and

Management of the Funds

The Funds' Board of Trustees has the overall responsibility for overseeing the management of the Funds.

The Funds are series of Victory Portfolios II (the "Trust"). The Trust has an Advisory Agreement with the Adviser, which is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission ("SEC"). The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. As of December 31, 2018, the Adviser managed or advised assets totaling in excess of $52.7 billion for individual and institutional clients. The Adviser's principal address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams. The Adviser's Victory Solutions platform oversees the rules-based investment strategies and is responsible for the day-to-day investment management of the Funds.

For the fiscal period ended August 31, 2018, the Predecessor Funds paid advisory fees, before waivers, at an annual rate based on a percentage of the average daily net assets of each Predecessor Fund as shown in the following table. The Funds will pay the same advisory fees.

Fund	Advisory Fee*
VictoryShares USAA MSCI USA Value Momentum ETF	0.15%
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	0.15%
VictoryShares USAA MSCI International Value Momentum ETF	0.25%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	0.30%

*The Funds commenced operations on October 24, 2017.

See "Fund Fees and Expenses" for information about any contractual agreement agreed to by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.

A discussion of the Board's most recent considerations in approving the Advisory Agreement will be available in the Funds' next annual report to shareholders.

Portfolio Management

Mannik Dhillon serves as President, VictoryShares and Solutions for the Adviser. From 2015-2017, he served as the Adviser's Head of Investment Solutions, Product, and Strategy. From 2010 to 2015, Mr. Dhillon served as a managing director and head of manager research with Wilshire Associates, where he evaluated asset managers and led strategic consulting engagements. He is a CFA® and CAIA® charterholder.

Wasif A. Latif is the Head of Investments, VictoryShares and Solutions for the Adviser. Mr. Latif has co-managed the passive USAA ETFs (including their Predecessor Funds) since their inception in October 2017. Mr. Latif has 18 years of investment management experience, ten of which were with USAA Asset Management Company, which Victory Capital acquired in 2019. He received a B.S. in Finance from the University of Indianapolis and an M.B.A. from the University of Illinois at Chicago.

Lance Humphrey is a Portfolio Manager for VictoryShares and Solutions and has co-managed the passive USAA ETFs (including their Predecessor Funds) since their inception in October 2017. Mr. Humphrey has 10 years of investment experience, nine of which were with USAA Asset Management Company, which Victory Capital acquired in 2019. He received a B.A. in Finance from Texas State University. He holds the CFA designation and is a member of the CFA Society of San Antonio.

40

Share Price

The net asset value ("NAV") of each Fund is generally determined at 4:00 p.m. (Eastern Time) on each day the New York Stock Exchange ("NYSE") is open for business. In the event of an emergency or other disruption in trading on the NYSE, a Fund's net asset value will be determined based upon the close of the NYSE. The NAV is computed by determining the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding (NAV = (assets-liabilities)/number of shares). The NYSE is closed on weekends and New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees (if any), which are accrued daily. The determination of NAV for a Fund for a particular day is applicable to all applications for the purchase of Shares, as well as all requests for the redemption of Shares, received by a Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, the Funds' investments are valued each day at the last quoted sales price on each investment's primary exchange. Investments traded or dealt in upon one or more exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the last bid on the primary exchange. Securities primarily traded in the National Association of Securities Dealers' Automated Quotation System ("NASDAQ") National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, investments will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and evaluated by the Board as to the reliability of the fair value method used. In these cases, a Fund's NAV will reflect certain portfolio investments' fair value rather than their market price. Fair value pricing involves subjective judgments and it is possible that the fair value determined for an investment is materially different than the value that could be realized upon the sale of that investment. The fair value prices can differ from market prices when they become available or when a price becomes available.

A Fund may use independent pricing services to assist in calculating the value of the Fund's securities or other assets. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for a Fund. In computing the NAV, a Fund values foreign securities held by a Fund at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. The value of a Fund's securities may change on days when shareholders are not able to purchase and redeem the Fund's Shares if the Fund has portfolio securities that are primarily traded in foreign markets that are open on weekends or other days when the Fund does not price its Shares. If events materially affecting the value of a security in a Fund's portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before a Fund prices its shares, the security will be valued at fair value. For example, if trading in a portfolio security is halted and does not resume before a Fund calculates its NAV, the Adviser may need to price the security using a Fund's fair value pricing guidelines. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of a Fund's NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used

41

Share Price (continued)

by other mutual funds to determine net asset value, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of a Fund's assets that are invested in one or more open-end management investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act"), each Fund's net asset value is calculated based upon the net asset values of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Short-term debt obligations with remaining maturities in excess of 60 days are valued at current market prices, as discussed above. Short-term debt obligations with 60 days or less remaining to maturity are, unless conditions indicate otherwise, amortized to maturity based on their cost to the Fund if acquired within

60 days of maturity or, if already held by the Fund on the 60th day, based on the value determined on the 61st day.

Premium/Discount Information

Most investors will buy and sell Shares of the Funds in secondary market transactions through brokers at market prices and a Fund's Shares will trade at market prices. The market price of Shares may be greater than, equal to, or less than NAV. Market forces of supply and demand, economic conditions and other factors may affect the trading prices of Shares of each Fund.

Information about each Fund's daily market price and how often Shares of each Fund traded on the listing exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of each Fund can be found at www.VictorySharesLiterature.com under Form & Docs: VictoryShares ETFs.

42

How to Buy and Sell Shares

Shares of each Fund will be listed for trading on the Exchange under the ticker symbols listed on the cover of this Prospectus. Share prices are reported in dollars and cents per Share. Shares can be bought and sold on the secondary market throughout the trading day like other publicly traded shares, and shares typically trade in blocks of less than a Creation Unit. There is no minimum investment required. Shares may only be purchased and sold on the secondary market when the Exchange is open for trading. The Exchange is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges. The commission is often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell smaller amounts of Shares. You may also pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for shares of the Fund based on the Fund's trading volume and market liquidity, and is generally lower if a Fund's Shares have more trading volume and market liquidity and higher if a Fund's Shares have little trading volume and market liquidity.

Only an Authorized Participant ("AP") may engage in creation or redemption transactions directly with the Fund. The Funds' APs are institutions and large investors, such as market makers or other large broker-dealers, which have entered into a Participation Agreement with the Funds' Distributor to undertake the responsibility of obtaining or selling the underlying assets needed to purchase or redeem, respectively, Creation Units of the Funds. APs may acquire Shares directly from a Fund, and APs may tender their Shares for redemption directly to a Fund, at NAV per share only in large blocks, or Creation Units, of 50,000 shares. Purchases and redemptions directly with a Fund must follow the Funds' procedures, which are described in the SAI.

The Funds may liquidate and terminate at any time without shareholder approval.

Share Trading Prices

The trading prices of a Fund's Shares in the secondary market generally differ from the Fund's daily NAV and are affected by market forces such as the supply of and demand for ETF shares and shares of underlying securities held by the Fund, economic conditions and other factors. Information regarding the intraday indicative value ("IIV") of a Fund will be disseminated every 15 seconds throughout the trading day by the national securities exchange on which the Fund's shares are primarily listed or by market data vendors or other information providers. The IIV is based on the current market value of the securities and/or cash included in a Fund's published basket of securities. However, the IIV should not be viewed as a "real-time" update of the NAV per share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The IIV does not necessarily reflect the precise composition of the current portfolio of securities and instruments held by a Fund at a particular point in time or the best possible valuation of the current portfolio. For example, the calculation of the NAV may be subject to fair valuation at different prices than those used in the calculations of the IIV and, unlike the calculation of NAV, the IIV may not reflect estimated accrued interest, dividends and other income, or Fund expenses. The IIV generally is determined by using both current market quotations and/or price quotations obtained from broker-dealers that may trade in the portfolio securities and instruments included in a Fund's IIV basket. The quotations of certain Fund holdings may not be updated during U.S. trading hours if such holdings do not trade in the U.S. The Funds are not involved in, or responsible for, the calculation or dissemination of

43

How to Buy and Sell Shares (continued)

the approximate value of the Shares and the Funds do not make any warranty as to the accuracy of these values.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Frequent Purchases and Redemptions of Fund Shares

Each Fund's Shares can only be purchased and redeemed directly from a Fund by APs in Creation Units. Direct trading by APs is critical to ensuring that a Fund's Shares trade at or close to NAV. The cash to be contributed to (or received from) the Fund in connection with a Creation Unit generally is negligible compared to the total amount of the trade. The Funds with exposure to non-U.S. securities employ fair valuation pricing to minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. In addition, the Funds impose transaction fees on purchases and redemptions of Shares to cover the custodial and other costs incurred by the Funds in effecting trades. These fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances.

The vast majority of trading in a Fund's Shares occurs on the secondary market. Because the secondary market trades do not directly involve the Funds, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund's trading costs and the realization of capital gains.

Given this structure, the Board has determined that it is not necessary to monitor for frequent in-kind purchases and redemptions of Shares or market timing activity by the APs or on the Shares' secondary market.

Other Payments to Financial Intermediaries

If you purchase Fund shares through an investment professional, a broker dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, Victory Capital (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees Victory Capital receives from the Funds, to affiliated and unaffiliated dealers or other investment professionals and service providers for distribution, administrative and/or shareholder servicing activities. Victory Capital also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other investment professionals for marketing, promotional or related expenses; these payments are often referred to as "revenue sharing." In some circumstances, these types of payments may create an incentive for a dealer or investment professional or its representatives to recommend or offer shares of the Funds to its customers. You should ask your dealer or investment professional for more details about any such payments it receives.

44

Distribution and Service Plan

The Funds have adopted a distribution and service plan ("Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Funds are authorized to pay distribution fees to the distributor and other firms that provide distribution and shareholder services ("Service Providers"). If a Service Provider provides these services, the Funds may pay fees at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the1940 Act.

No distribution or service fees are currently paid by the Funds and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in the Funds.

45

Distributions and Taxes

Unlike interests in conventional mutual funds, which typically are bought and sold from and to a fund only at closing NAVs, each Fund's Shares are traded throughout the day in the secondary market on a national securities exchange on an intra-day basis and are created and redeemed in-kind and/or for cash in Creation Units at each day's next calculated NAV. In-kind arrangements are designed to protect ongoing shareholders from the adverse effects on a Fund's portfolio that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders if the mutual fund needs to sell portfolio securities to obtain cash to meet net fund redemptions. These sales may generate taxable gains for the ongoing shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for the Fund or its ongoing shareholders.

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly for the US Fund and US Small Cap Fund and semi-annually for the International Funds. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole shares only if the broker through whom you purchased shares makes such option available.

As with any investment, you should consider how your investment in shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when:

■  A Fund makes distributions,

■  You sell your shares listed on the Exchange, and

■  You purchase or redeem Creation Units.

Taxes on Distributions

As stated above, each Fund ordinarily declares and pays dividends from net investment income, if any, quarterly or semi-annually. The Funds may also pay a special distribution at the end of a calendar year to comply with federal tax requirements. Distributions from a Fund's net investment income, including net short-term capital gains, if any, are taxable to you as ordinary income, except that a Fund's dividends attributable to its "qualified dividend income" (i.e., dividends received on stock of most domestic and certain foreign corporations with respect to which a Fund satisfies certain holding period and other restrictions), if any, generally are taxable to non-corporate shareholders at preferential rates. A part of a Fund's dividends also may be eligible for the dividends-received deduction allowed to corporations, subject to similar restrictions.

In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund (if that option is available). Distributions reinvested in additional shares of a Fund through the means of a dividend reinvestment service, if available, will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains (at the 20% maximum rate referred to above for non-corporate shareholders), regardless of how long you have held the shares.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the shares and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you

46

Distributions and Taxes (continued)

as ordinary income or capital gain (as described above) even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, the Funds are required to withhold 24% of your distributions and redemption proceeds if you have not provided the Funds with a correct Social Security number or other taxpayer identification number and in certain other situations.

Taxes on Exchange-Listed Share Sales

Any capital gain or loss realized upon a sale of shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less. The ability to deduct capital losses from sales of shares may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time of the exchange and the sum of the exchanger's aggregate basis in the securities surrendered plus any Cash Component it pays. An AP who exchanges Creation Units for securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the sum of the aggregate market value of the securities received plus any cash equal to the difference between the NAV of the shares being redeemed and the value of the securities. The Internal Revenue Service ("Service"), however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales" or for other reasons. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many shares you purchased or sold and at what price. See "Taxes" in the SAI for a description of the requirement regarding basis determination methods applicable to Share redemptions and the Fund's obligation to report basis information to the Service.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Fund. It is not a substitute for personal tax advice. Consult your personal tax advisor about the potential tax consequences of an investment in the shares under all applicable tax laws.

47

Other Information

Investments by Investment Companies

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Adviser, including that such investment companies enter into an agreement with the Trust on behalf of the Funds.

Continuous Offering

The method by which Creation Units of Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Units of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent Shares and sells the Shares directly to customers or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not "underwriters" but are participating in a distribution (as contrasted with engaging in ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

Portfolio Holdings Disclosure

A description of the Funds' policies regarding disclosure of the securities in each Fund's portfolio is found in the Statement of Additional Information. Each Fund's portfolio is disclosed daily on the Funds' website at www.VictorySharesLiterature.com. Shareholders may also request portfolio holdings schedules at no charge by calling toll free 1-866-376-7890.

48

Other Information (continued)

Shareholder Communications

In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 1-866-376-7890, and they will be delivered promptly.

While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and each Fund, neither this Prospectus nor the SAI represents a contract between the Trust or a Fund and any shareholder.

Disclaimers

Shares are not sponsored, endorsed, or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of the Shares or any member of the public regarding the ability of the Funds to track the total return performance of their respective Index or the ability of each Index identified herein to track stock market performance. The Exchange is not responsible for, nor has it participated in, the determination of the compilation or the calculation of each Index, nor in the determination of the timing of, prices of, or quantities of the Shares to be issued, nor in the determination or calculation of the equation by which the Shares are redeemable. The Exchange has no obligation or liability to owners of the Shares in connection with the administration, marketing, or trading of the Shares.

The Exchange does not guarantee the accuracy and/or the completeness of each Index or the data included therein. The Exchange makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds, owners of the Shares, or any other person or entity from the use of each Index or the data included therein.

The Exchange makes no express or implied warranties, and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or the data included therein. Without limiting any of the foregoing, in no event shall the Exchange have any liability for any lost profits or indirect, punitive, special, or consequential damages even if notified of the possibility thereof.

49

Financial Highlights

The following financial highlights tables are intended to help you understand each Fund's financial performance since inception. Certain information reflects financial results for a single share of a Fund. The total returns in each table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all income dividends and capital gain distributions).

For periods ending prior to June 30, 2019, the Funds' financial highlights include historical information of each Fund's Predecessor Fund, which were series of USAA ETF Trust and managed by USAA Asset Management Company.

The information has been derived from financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, is included in each Fund's annual report, which is available by calling the Funds at 866-376-7890.

50

Financial Highlights

USAA MSCI USA VALUE MOMENTUM BLEND INDEX ETF

Per share operating performance for a share outstanding throughout the period is as follows:

	Period Ended August 31, 2018*
Net Asset Value at Beginning of Period	$50.19
Income from Investment Operations:
Net investment income (a)	0.78
Net realized and unrealized gain (a)	3.34
Total from Investment Operations (a)	4.12
Less Distributions from:
Net investment income	(0.46)
Net Asset Value at End of Period	$53.85
Total Return**	8.23%
Net assets at end of period (000)	$398,504
Ratios to Average Net Assets***
Expenses (b) (c)	0.20%
Expenses, excluding waiver (b) (c)	0.25%
Net investment income (b)	1.76%
Portfolio turnover	84	%(d)

*  Fund commenced operations on October 24, 2017.

**  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

***  For the period ended August 31, 2018, average net assets were $240,937,000.

(a)  Calculated using average shares. For the period ended August 31, 2018, average shares were 4,608,000.

(b)  Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)  Does not include acquired fund fees, if any.

(d)  Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

51

Financial Highlights

USAA MSCI USA SMALL CAP VALUE MOMENTUM BLEND INDEX ETF

Per share operating performance for a share outstanding throughout the period is as follows:

	Period Ended August 31, 2018*
Net Asset Value at Beginning of Period	$50.13
Income from Investment Operations:
Net investment income (a)	0.57
Net realized and unrealized gain (a)	6.81
Total from Investment Operations (a)	7.38
Less Distributions from:
Net investment income	(0.30)
Net Asset Value at End of Period	$57.21
Total Return**	14.80%
Net assets at end of period (000)	$71,517
Ratios to Average Net Assets***
Expenses (b) (c)	0.25%
Expenses, excluding waiver (b) (c)	0.30%
Net investment income (b)	1.25%
Portfolio turnover	81	%(d)

*  Fund commenced operations on October 24, 2017.

**  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

***  For the period ended August 31, 2018, average net assets were $38,935,000.

(a)  Calculated using average shares. For the period ended August 31, 2018, average shares were 732,000.

(b)  Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)  Does not include acquired fund fees, if any.

(d)  Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

52

Financial Highlights

USAA MSCI INTERNATIONAL VALUE MOMENTUM BLEND INDEX ETF

Per share operating performance for a share outstanding throughout the period is as follows:

	Period Ended August 31, 2018*
Net Asset Value at Beginning of Period	$50.08
Income (Loss) from Investment Operations:
Net investment income (a)	1.34
Net realized and unrealized loss (a)	(2.64)
Total from Investment Operations (a)	(1.30)
Less Distributions from:
Net investment income	(0.68)
Net Asset Value at End of Period	$48.10
Total Return**	(2.64)%
Net assets at end of period (000)	$307,836
Ratios to Average Net Assets***
Expenses (b) (c)	0.35%
Expenses, excluding waiver (b) (c)	0.40%
Net investment income (b)	3.12%
Portfolio turnover	65	%(d)

*  Fund commenced operations on October 24, 2017.

**  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

***  For the period ended August 31, 2018, average net assets were $189,842,000.

(a)  Calculated using average shares. For the period ended August 31, 2018, average shares were 3,759,000.

(b)  Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)  Does not include acquired fund fees, if any.

(d)  Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

53

Financial Highlights

USAA MSCI EMERGING MARKETS VALUE MOMENTUM BLEND INDEX ETF

Per share operating performance for a share outstanding throughout the period is as follows:

	Period Ended August 31, 2018*
Net Asset Value at Beginning of Period	$49.95
Income (Loss) from Investment Operations:
Net investment income (a)	1.17
Net realized and unrealized loss (a)	(5.10)
Total from Investment Operations (a)	(3.93)
Less Distributions from:
Net investment income	(0.44)
Net Asset Value at End of Period	$45.58
Total Return**	(7.95)%
Net assets at end of period (000)	$154,974
Ratios to Average Net Assets***
Expenses (b) (c)	0.45%
Expenses, excluding waiver (b) (c)	0.50%
Net investment income (b)	2.77%
Portfolio turnover	58	%(d)

*  Fund commenced operations on October 24, 2017.

**  Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles. Total returns for periods of less than one year are not annualized.

***  For the period ended August 31, 2018, average net assets were $113,501,000.

(a)  Calculated using average shares. For the period ended August 31, 2018, average shares were 2,292,000.

(b)  Annualized. The ratio is not necessarily indicative of 12 months of operations.

(c)  Does not include acquired fund fees, if any.

(d)  Portfolio turnover rate excludes securities received or delivered from in-kind processing of creations or redemptions.

54

Appendix

Index Provider

MSCI is a provider of investment decision support tools to investors globally. MSCI products and services include indices, portfolio risk and performance analytics, and governance tools. MSCI is not affiliated with the Funds or any of its respective affiliates.

THESE FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE ADVISER. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF ANY FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THESE FUNDS PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THESE FUNDS OR THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THESE FUNDS TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THESE FUNDS ARE REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THESE FUNDS OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THESE FUNDS.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

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4900 Tiedeman Road, 4th Floor

Brooklyn, OH 44144

Statement of Additional Information (SAI): The SAI contains more information about the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.

Annual and Semi-Annual Reports: Annual and semi-annual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.

How to Obtain Information: You may obtain a free copy of the SAI or annual and semi-annual reports, and ask questions about the Funds or your accounts, online at VictorySharesLiterature.com, by contacting the Funds at the following address or telephone number, or by contacting your financial intermediary.

By telephone: Call VictoryShares at 1-866-376-7890	By mail: VictoryShares 4900 Tiedeman Road, 4th Floor Brooklyn, OH 44144

You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (SEC) on the SEC's Edgar database at http://www.sec.gov, or after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File Number 811-22696

VS-MSCIETF-PRO (7/19)

STATEMENT OF ADDITIONAL INFORMATION

April 8, 2019, as revised on July 1, 2019

Fund	Ticker
VictoryShares USAA MSCI USA Value Momentum ETF	ULVM

VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	USVM

VictoryShares USAA MSCI International Value Momentum ETF	UIVM

VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	UEVM

VictoryShares USAA Core Short-Term Bond ETF	USTB

VictoryShares USAA Core Intermediate-Term Bond ETF	UITB

Each a series portfolio of VICTORY PORTFOLIOS II

4900 Tiedeman Road

Brooklyn, Ohio 44144

1-800-539-3863

Listed and traded on:

NYSE Arca, Inc.

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Fund’s prospectus, dated April 8, 2019, as it may be amended or supplemented from time to time (each, a “Prospectus”). Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, at www.VictorySharesLiterature.com, or by calling toll free 1-866-376-7890.

This SAI incorporates by reference the financial statements of the Predecessor Funds (as defined herein) for the fiscal year ended August 31, 2018 contained in the Predecessor Funds’ August 31, 2018 Annual Reports, including the Financial Highlights and the related reports of Ernst & Young LLP, the Predecessor Funds’ independent registered public accounting firm. You may obtain a copy of the Predecessor Funds’ most recent Annual Reports at no charge by writing to the address or calling the phone number noted above.

GENERAL INFORMATION	2
INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS	2
INVESTMENT PRACTICES, INSTRUMENTS AND RISKS	5
INVESTMENTS IN THE FUNDS BY OTHER REGISTERED INVESTMENT COMPANIES	32
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES	32
PURCHASE AND REDEMPTION OF SHARES	34
PERFORMANCE COMPARISONS	41
MANAGEMENT OF THE TRUST	43
INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS	50
RULE 12b-1 PLAN	58
CODE OF ETHICS	60
PROXY VOTING POLICIES AND PROCEDURES	60
PORTFOLIO TRANSACTIONS AND BROKERAGE	62
DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS	67
TAXES	67
ADDITIONAL INFORMATION	78
MSCI INDEXES	81
APPENDIX A	83
APPENDIX B	84

GENERAL INFORMATION

The Funds are each diversified series of Victory Portfolios II (formerly, Compass EMP Funds Trust) (the “Trust”), a Delaware statutory trust organized on April 11, 2012. The Trust is registered as an open-end management investment company. The Trust currently consists of 26 series.

This SAI relates to the shares of six Funds. These Funds have been newly formed for the purposes of completing the reorganizations (“Reorganizations”) with the six corresponding series of USAA ETF Trust (“USAA Trust”), a registered investment company (each such series, a “USAA Fund” or a “Predecessor Fund”), as follows:

Predecessor Fund Name	Fund Name

USAA MSCI USA Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Value Momentum ETF
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF
USAA MSCI International Value Momentum Blend Index ETF	VictoryShares USAA MSCI International Value Momentum ETF
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF
USAA Core Short-Term Bond ETF	VictoryShares USAA Core Short-Term Bond ETF
USAA Core Intermediate-Term Bond ETF	VictoryShares USAA Core Intermediate-Term Bond ETF

The Funds commenced operation on July 1, 2019 upon the completion of the Reorganizations. Upon completion of the Reorganizations, the Funds assumed the performance, financial and other historical information of the Predecessor Funds. Information presented for periods prior to the date of this SAI reflects, where applicable, the historical information of the Predecessor Funds.

The VictoryShares USAA MSCI USA Value Momentum ETF, VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, VictoryShares USAA MSCI International Value Momentum ETF and VictoryShares USAA MSCI Emerging Markets Value Momentum ETF are referred to collectively in this SAI as the “Index Funds.”

The VictoryShares USAA MSCI International Value Momentum ETF and VictoryShares USAA MSCI Emerging Markets Value Momentum ETF are sometimes referred to collectively in this SAI as the “International Funds.”

The VictoryShares USAA Core Short-Term Bond ETF and VictoryShares USAA Core Intermediate-Term Bond ETF are referred to collectively in this SAI as the “Bond Funds.”

INVESTMENT OBJECTIVES, POLICIES AND LIMITATIONS

Investment Objectives

Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities.  There can be no assurance that a Fund will achieve its investment objective.

Investment Policies and Limitations of the Funds

Unless a policy of a Fund is expressly deemed to be a fundamental policy of the Fund, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.

A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.

A Fund’s classification and sub-classification is a matter of fundamental policy.  Each Fund is classified as an open-end investment company.  Each Fund is sub-classified as a diversified investment company, which, under the 1940 Act, means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. Government, its agencies or instrumentalities and securities of other investment companies).  A Fund is not subject to this limitation with respect to the remaining 25% of its total assets.  In addition, under the United States Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, all Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year.  The Code’s diversification test is described in “Taxes.”

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus.  Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act).  Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations.  If the value of a Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

Fundamental Investment Policies and Limitations of the Funds

The following investment limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding shares, as defined under the 1940 Act. As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

1.  Senior Securities

None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission (“SEC”) or its staff.

The SEC takes the position that transactions that have the effect of increasing the leverage of the capital structure of a fund are the economic equivalent of borrowing, and they can be viewed as a type of borrowing known as a “senior security” for purposes of the 1940 Act.  Examples of such transactions and trading practices include reverse repurchase agreements; mortgage-dollar-roll transactions; selling securities short (other than selling short “against the box”); buying and selling certain derivatives contracts, such as futures contracts; writing or selling put and call options; engaging in sale-buybacks; firm commitment and standby commitment agreements; when-issued, delayed delivery and forward commitment transactions; and other similar transactions.  A transaction will not be considered to constitute the issuance by a fund of a “senior security,” as that term is defined in Section 18(g) of the 1940 Act, and therefore such transaction will not be subject to the 300% minimum asset coverage requirement otherwise applicable to borrowings by a fund, if the fund segregates assets or “covers” the transaction in accordance with applicable SEC or SEC staff guidance. Instead, the fund’s custodian may note on the fund’s books the assets that are “segregated.”  Segregated liquid assets may not be used to cover other obligations, and if disposed of, must be replaced.  In order to comply with the applicable regulatory requirements regarding cover, a fund may be required to buy or sell securities at a disadvantageous time or when the prices then available are deemed disadvantageous.  In addition, segregated assets may not be readily available to satisfy redemption requests or for other purposes.

2.  Borrowing

None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff.  Under the 1940 Act, a fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the fund’s total assets made for temporary purposes.  Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement.  If the value of the assets set aside to meet the 300 % asset coverage were to decline below 300% due to market fluctuations or other causes, a fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.

3.  Underwriting, Purchasing Securities on Margin, or Participating on a Joint Basis

None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the 1933 Act, in the disposition of restricted securities.

4.  Real Estate

None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments.  This restriction shall not prevent any of these Funds from investing in the following:  (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts.  This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.

5.  Concentration

A Bond Fund may not purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund’s total assets would be invested in the securities of companies whose principal business activities are in the same industry or group of industries.

An Index Fund will concentrate to approximately the same extent that its underlying index concentrates in the stocks of such particular industry or group of industries.

With respect to the Funds’ concentration policies as described above, the Adviser, where applicable, may determine an “industry” by using various recognized industry classification services including, but not limited to, industry classifications established by S&P, Bloomberg L.P. and Frank Russell Company, with certain modifications.  The Adviser also may include additional industries as separate classifications, to the extent applicable.  Because the Adviser has determined that certain categories within, or in addition to, those set forth by S&P have unique investment characteristics, additional industries may be included as industry classifications.  The Adviser classifies municipal obligations by projects with similar characteristics, such as toll road revenue bonds, housing revenue bonds, or higher education revenue bonds.

6.  Commodities

None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities).

7.  Lending

None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.  Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.

Non-Fundamental Investment Policies and Limitations of the Funds

The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees:

Each Fund has an investment policy that requires it to invest at least 80% of its assets in the type of security, or index, suggested by its name.  To the extent required by SEC rules, each such policy may be changed only upon at least 60 days’ written notice to the applicable Fund’s shareholders.

No Fund will acquire any securities of registered open-end management investment companies or registered unit investment trusts in excess of the limits set out in Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Temporary Defensive Policy

Each Bond Fund may, on a temporary basis because of market, economic, political, or other conditions, invest up to 100% of its assets in investment-grade, short-term debt instruments.  Such securities may consist of obligations of the U.S. government, its agencies or instrumentalities, and repurchase agreements secured by such instruments; certificates of deposit of domestic banks having capital, surplus, and undivided profits in excess of $100 million; bankers’ acceptances of similar banks; commercial paper and other corporate debt obligations.

The Index Funds generally pursue their investment objectives regardless of market conditions and do not take defensive positions.

INVESTMENT PRACTICES, INSTRUMENTS AND RISKS

In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below.  Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund.  Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Policies and Limitations of the Funds” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.

The Funds may, following notice to their shareholders, take advantage of other investment practices that presently are not contemplated for use by the Funds or that currently are not available but that may be developed, to the extent such investment practices are both consistent with a Fund’s investment objective and are legally permissible for the Fund.  Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in a Fund’s Prospectus and this SAI.

Adjustable-Rate Securities

Each Fund may invest in adjustable-rate securities.  The interest on an adjustable-rate security fluctuates periodically.  Generally, the security’s yield is based on a U.S. dollar-based interest-rate benchmark such as the Federal Funds Rate, the 90-day Treasury bill rate, or the London Interbank Offered Rate (sometimes referred to as LIBOR).  The yields on these securities are reset on a periodic basis (for example, daily, weekly, or quarterly) or upon a change in the benchmark interest rate.  The yields are closely correlated to changes in money market interest rates.

Asset-Backed Securities

Each Fund may invest in asset-backed securities (“ABS”).  ABS represent a participation in, or are secured by and payable from, a stream of payments generated by particular assets, such as credit card, motor vehicle, or trade receivables.  They may be pass-through certificates, which have characteristics very similar to mortgage-backed securities, discussed below.  Such pass-through certificates may include equipment trust certificates (“ETC”) secured by specific equipment, such as airplanes and railroad cars.  ETC securities also may be enhanced by letters of credit.  An ABS may also be in the form of asset-backed commercial paper, which is issued by a special purpose entity, organized solely to issue the commercial paper and to purchase interests in the assets.

The credit quality of ABS depends primarily on the quality of the underlying assets, the rights of recourse available against the underlying assets and/or the issuer, the level of credit enhancement, if any, provided for the securities, and the credit quality of the credit-support provider, if any.  To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories:  (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets.  Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion.  Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties.  A Fund will not pay any additional or separate fees for credit support.  The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets.  Delinquency or loss in excess of that anticipated credit support or failure of the credit support could adversely affect the return on an investment in such a security.  In addition, the risk of default by borrowers is greater during times of rising interest rates and/or unemployment rates and generally is higher in the case of asset pools that include subprime assets.

ABS may be subject to interest rate risk and prepayment risk.  In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities.  Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid.  In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk.  This particular risk may effectively change a security that was considered short- or intermediate-term at the time of purchase into a longer-term security.  Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than does the value of shorter-term securities, maturity extension risk could increase the volatility of a Fund.  The weighted average life of such securities is likely to be substantially shorter than their stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Bonds

Each Fund may invest in bonds, which are fixed or variable-rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities.  Mortgage- and asset-backed securities are types of bonds, and certain types of income-producing, non-convertible preferred stocks may be treated as bonds for investment purposes.  Bonds generally are used by corporations, governments and other issuers to borrow money from investors.  The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.  Many preferred stocks and some bonds are “perpetual” in that they have no maturity date.  Bonds are subject to interest rate risk and credit risk.  Interest rate risk generally is the risk that interest rates will rise and that, as a result, bond prices will fall, lowering the value of a fund’s investments in bonds.  In general, bonds with longer durations are more sensitive to interest rate changes than bonds with shorter durations.  Credit risk, generally, is the risk that an issuer may be unable or unwilling to pay interest and/or principal on the bond.  Credit risk can be affected by many factors, including adverse changes in the issuer’s own financial condition or in economic conditions.

Brexit

In a referendum held on June 23, 2016, the United Kingdom (“U.K.”) voted by a narrow majority to leave the European Union (“Brexit”).  In March 2017, the U.K. formally began the process under which the U.K. will withdraw from the European Union (“EU”) by triggering a two-year period for negotiation of the terms of the withdrawal.  Uncertainty as to the timing and nature of the U.K.’s exit and future relationship with the EU has resulted in market and currency volatility, and there are potentially major implications for business and issuers.

Brexit adds to the structural stresses in the countries which use the Euro as currency (“Eurozone”) and the EU, generally, that have contributed to global economic and market uncertainty over several years.  A central issue for the U.K. in negotiating the terms of its exit will be its relationship with the EU going forward.  The resulting uncertainty may adversely affect business activity and economic conditions across the Eurozone and the EU, generally.  This uncertainty may increase as one or more EU countries may come under pressure to leave the EU as well.  The exit of other countries from the EU, or the perception that other countries may leave, could have a material adverse effect on economic growth or business activity in the U.K., the Eurozone and the entire EU.

Calculation of Dollar-Weighted Average Portfolio Maturity

Dollar-weighted average portfolio maturity is derived by multiplying the value of each debt instrument by the number of days remaining to its maturity, adding these calculations, and then dividing the total by the value of a Fund’s debt instruments.  An obligation’s maturity is typically determined on a stated final maturity basis, although there are some exceptions to this rule.

With respect to obligations held by a Fund, if it is probable that the issuer of an instrument will take advantage of a maturity-shortening device, such as a call, refunding, or redemption provision, the date on which the instrument will probably be called, refunded, or redeemed may be considered to be its maturity date.  Also, the maturities of mortgage-backed securities, some ABS, and securities subject to sinking fund arrangements are determined on a weighted average life basis, which is the average time for principal to be repaid.  For mortgage-backed securities and some ABS, this average time is calculated by assuming prepayment rates of the underlying loans.  These prepayment rates can vary depending upon the level and volatility of interest rates.  This, in turn, can affect the weighted average life of the security.  The weighted average lives of these securities will be shorter than their stated final maturities.  In addition, for purposes of a Fund’s investment policies, an instrument will be treated as having a maturity earlier than its stated maturity date if the instrument has technical features such as puts or demand features that, in the judgment of the Adviser, will result in the instrument being valued in the market as though it has the earlier maturity.

Finally, for purposes of calculating the dollar-weighted average portfolio maturity of a Fund, the maturity of a debt instrument with a periodic interest reset date will be deemed to be the next reset date, rather than the remaining stated maturity of the instrument if, in the judgment of the Adviser, the periodic interest reset features will result in the instrument’s being valued in the market as though it has the earlier maturity.

Certificates of Deposit and Bankers’ Acceptances

Each Fund may invest in certificates of deposit, which are receipts issued by a depository institution in exchange for the deposit of funds.  The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate.  The certificate usually can be traded in the secondary market prior to maturity.  Each Fund may invest in bankers’ acceptances, which typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions.  Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise.  The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date.  The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity.  Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.  To the extent a Fund holds instruments of foreign banks or financial institutions, it may be subject to additional investment risks that are different in some respects from those incurred if the Fund invests only in debt obligations of U.S. domestic issuers.  Such risks include future political and economic developments, the possible imposition of withholding taxes by the particular country in which the issuer is located, the possible confiscation or nationalization of foreign deposits, the possible establishment of exchange controls, or the adoption of other foreign governmental restrictions which may adversely affect the payment of principal and interest on these securities.

Domestic banks and foreign banks are subject to different governmental regulations with respect to the amount and types of loans that may be made and interest rates that may be charged.  In addition, the profitability of the banking industry depends largely upon the availability and cost of funds and the interest income generated from lending operations.  General economic conditions and the quality of loan portfolios affect the banking industry.  Unexpected changes with respect to these factors may adversely affect the issuance of and the secondary market for these securities.

Commercial Paper

Each Fund may invest in commercial paper, which consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations.  A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically-fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.

Investments in commercial paper are subject to the risk the issuer cannot issue enough new commercial paper to satisfy its outstanding commercial paper, also known as rollover risk.  Commercial paper may become illiquid or may suffer from reduced liquidity in certain circumstances.  Like all fixed-income securities, commercial paper prices are susceptible to fluctuations in interest rates.  If interest rates rise, commercial paper prices will decline.  The short-term nature of a commercial paper investment makes it less susceptible to interest rate risk than many other fixed-income securities because interest rate risk typically increases as maturity lengths increase.

Commercial paper tends to yield smaller returns than longer-term corporate debt because securities with shorter maturities typically have lower effective yields than those with longer maturities.  As with all fixed-income securities, there is a chance that the issuer will default on its commercial paper obligation.

Commodity-Linked Notes

Each Fund may invest in commodity-linked notes, which are a type of structured note.  Commodity-linked notes are privately negotiated structured debt securities indexed to the return of an index such as the Dow Jones-UBS Commodity Index Total Return, which is representative of the commodities market.  They are available from a limited number of approved counterparties, and all invested amounts are exposed to the dealer’s credit risk.  Commodity-linked notes may be leveraged.  For example, if a Fund invests $100 in a three-times leveraged commodity-linked note, it will exchange $100 principal with the dealer to obtain $300 exposure to the commodities market.  The value of the note will change by a magnitude of three for every percentage point change (positive or negative) in the value of the underlying index.  This means a $100 note would be worth $70 if the commodity index decreased by 10%.  Structured notes also are subject to counterparty risk.

Investments linked to the prices of commodities, including commodity-linked notes, are considered speculative.  The values of commodity-linked notes are affected by events that might have less impact on the values of stocks and bonds.  Prices of commodities and related contracts may fluctuate significantly over short periods due to a variety of factors, including changes in supply and demand relationships, weather, agriculture, fiscal, and exchange control programs, disease, pestilence, and international economic, political, military and regulatory developments.  In addition, the commodity markets may be subject to temporary distortions and other disruptions due to, among other factors, lack of liquidity, the participation of speculators, and government regulation and other actions.  These circumstances could adversely affect the value of the commodity-linked notes and make commodity-linked notes more volatile than other types of investments.  Investments in commodity-linked notes may have substantial risks, including risk of loss of a significant portion of their principal value.  They are also subject to tax risks because the income therefrom is not “good” income for a regulated investment company.  See the section of the SAI entitled “Taxes.”

Convertible Securities

Each Fund may invest in convertible securities, which are bonds, preferred stocks, and other securities that pay interest or dividends and offer the buyer the ability to convert the security into common stock.  The value of convertible securities depends partially on interest rate changes and the credit quality of the issuer.  Because a convertible security affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the underlying common stock, the value of convertible securities also depends on the price of the underlying common stock.

A convertible security entitles the holder to receive interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to nonconvertible income securities in that they ordinarily provide a stable stream of income with generally higher yields than those of common stocks of the same or similar issuers, but lower yields than comparable nonconvertible securities.  The value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline.  The credit standing of the issuer and other factors also may have an effect on the convertible security’s investment value.  Convertible securities are subordinate in rank to any senior debt obligations of the same issuer and, therefore, an issuer’s convertible securities entail more risk than its debt obligations.

The convertible securities in which the Funds will invest may be rated below investment grade as determined by Moody’s or S&P, or unrated but judged by the Adviser to be of comparable quality (commonly called “junk” bonds).  For a more complete description of debt ratings, see Appendix A.  Such securities are deemed to be speculative and involve greater risk of default due to changes in interest rates, economic conditions, and the issuer’s creditworthiness.  As a result, their market prices tend to fluctuate more than those of higher-quality securities.  During periods of general economic downturns or rising interest rates, issuers of such securities may experience financial difficulties, which could affect their ability to make timely interest and principal payments.  The Fund’s ability to timely and accurately value and dispose of lower-quality securities also may be affected by the absence or periodic discontinuance of liquid trading markets.

Cover

Transactions using certain derivative instruments, other than purchased options, expose a Fund to an obligation to another party.  A Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash or liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above.  A Fund will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid securities in the prescribed amount as determined daily.

Assets used as “cover” or held in a segregated account cannot be sold while the position in the corresponding derivative instrument is open, unless they are replaced with other appropriate assets.  As a result, the commitment of a large portion of a Fund’s assets to “cover” derivative instruments could impede portfolio management or a Fund’s ability to meet redemption requests or other current obligations.

Cybersecurity Risk

The Funds and their service providers have administrative and technical safeguards in place with respect to information security.  Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack, as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners.  These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, the distributor, the Funds, the custodian, the transfer agent, financial intermediaries, market makers, Authorized Participants and other affiliated or third-party service providers may adversely affect the Funds and their shareholders owners.  For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage.  Cybersecurity risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value.  A Fund may also incur additional costs for cybersecurity risk management in the future.  Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.

Derivatives

Under circumstances in which such instruments are expected by the Adviser to aid in achieving each Fund’s investment objective, each Fund may buy and sell certain types of derivatives.  Derivatives are instruments that derive their value from the value of one or more underlying assets, reference rates or indices, and may include futures contracts, options on futures contracts, swaps, options on currencies, securities, and securities indices.  Derivatives also may possess the characteristics of both futures and securities (e.g., debt instruments with interest and principal payments determined by reference to the value of a commodity or a currency at a future time) and therefore, possess the risks of both futures and securities investments.

Permissible derivative instruments include “market access products,” which offer synthetic exposure to an underlying local foreign stock.  They include, for example, equity-linked notes, warrants, zero strike options, and total return swaps.  Market access products are subject to the same risks as direct investments in securities of foreign issuers.  If the underlying stock decreases in value, the market access product will decrease commensurately.  In addition, market access products are subject to counterparty risk due to the fact that the security is issued by a broker.  If the broker suffers a significant credit event and cannot perform under the terms of an agreement, a market access product may lose value regardless of the strength of the underlying stock.

Derivatives, such as futures contracts; options on currencies, securities, and securities indexes; options on futures contracts; and swaps enable a Fund to take both “short” positions (positions which anticipate a decline in the market value of a particular asset or index) and “long” positions (positions which anticipate an increase in the market value of a particular asset or index).  Each Fund also may use strategies that involve simultaneous short and long positions in response to specific market conditions, such as where the Adviser anticipates unusually high or low market volatility.

The Adviser may enter into derivative positions for a Fund for either hedging or non-hedging purposes.  The term “hedging” is applied to defensive strategies designed to protect a Fund from an expected decline in the market value of an asset or group of assets that a Fund owns (in the case of a short hedge) or to protect a Fund from an expected rise in the market value of an asset or group of assets which it intends to acquire in the future (in the case of a long or “anticipatory” hedge).  Non-hedging strategies include strategies designed to produce incremental income (such as the option writing strategy described below) or “speculative” strategies, which are undertaken to equitize the cash or cash-equivalent portion of a Fund’s portfolio or to profit from (i) an expected decline in the market value of an asset or group of assets which a Fund does not own or (ii) expected increases in the market value of an asset which it does not plan to acquire.  Information about specific types of instruments is provided below.

Equity Securities

Each Fund may invest in equity securities listed on any domestic or foreign securities exchange or traded in the over-the-counter market, as well as certain restricted or unlisted securities.  As used herein, “equity securities” are defined as common stock, preferred stock, trust or limited partnership interests, rights and warrants to subscribe to or purchase such securities, sponsored or unsponsored American depositary receipts (“ADRs”), European depositary receipts (“EDRs”), global depositary receipts (“GDRs”), and convertible securities, consisting of debt securities or preferred stock that may be converted into common stock or that carry the right to purchase common stock.  Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation.  They may or may not pay dividends or carry voting rights.  Common stock occupies the most junior position in a company’s capital structure.  Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.  Smaller companies are especially sensitive to these factors.

Equity-Linked Structured Notes

Equity-linked structured notes are derivative securities that are specifically designed to combine the characteristics of one or more underlying securities and their equity derivatives in a single note form.  The return and/or yield or income component may be based on the performance of the underlying equity securities, an equity index, and/or option positions.  Equity-linked structured notes are typically offered in limited transactions by financial institutions in either registered or non-registered form.  An investment in equity-linked notes creates exposure to the credit risk of the issuing financial institution, as well as to the market risk of the underlying securities.  There is no guaranteed return of principal with these securities and the appreciation potential of these securities may be limited by a maximum payment or call right.  In certain cases, equity-linked notes may be more volatile and less liquid than less-complex securities or other types of fixed-income securities.  Such securities may exhibit price behavior that does not correlate with other fixed-income securities.

Eurodollar and Yankee Obligations

Each Fund may invest in Eurodollar obligations or Yankee obligations.  Eurodollar obligations are dollar-denominated instruments that have been issued outside the U.S. capital markets by foreign corporations and financial institutions and by foreign branches of U.S. corporations and financial institutions.  Yankee obligations are dollar-denominated instruments that have been issued by foreign issuers in the U.S. capital markets.

Eurodollar and Yankee obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk, and liquidity risk.  Additionally, Eurodollar (and to a limited extent, Yankee) obligations are subject to certain sovereign risks.  One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from leaving the country.  Other risks include:  adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.  However, Eurodollar and Yankee obligations will undergo the same type of credit analysis as domestic issues in which the Fund invests, and will have at least the same financial strength as the domestic issuers approved for the Fund.

European Securities

The EU Economic and Monetary Union (“EMU”) requires member countries to comply with restrictions on interest rates, deficits, debt levels, and inflation rates, and other factors, each of which may significantly impact every European country.  The economies of EU member countries and their trading partners may be affected adversely by changes in the euro’s exchange rate, changes in EU or governmental regulations on trade, and the threat of default or default by an EU member country on its sovereign debt, which could negatively impact a Fund’s investments and cause it to lose money.  Recently, the European financial markets have been impacted negatively by rising government debt levels; possible default on or restructuring of sovereign debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain; and economic downturns.  A European country’s default or debt restructuring would adversely affect the holders of the country’s debt and sellers of credit default swaps linked to the country’s creditworthiness and could negatively impact global markets more generally.  Recent events in Europe have adversely affected the euro’s exchange rate and value and may continue to impact the economies of every European country.  See “Brexit.”

Exchange-Traded Funds (“ETFs”)

Each Fund may invest in ETFs, which are, with a few exceptions, open-end investment companies that trade throughout the day.  ETFs trade on stock exchanges.  Because they trade like a stock, they offer trading flexibility desired by both individuals and institutions.  The value of the underlying securities held by an ETF is a major factor in determining an ETF’s price.  However, ETFs do not necessarily trade at their NAV.  The price of an ETF also is determined by supply and demand and, as a result, the share price of an ETF may trade at a premium or discount to its NAV.

To the extent a Fund invests in ETFs, it will be exposed to the same risks of the ETFs’ holdings as the ETFs themselves in direct proportion to the allocation of the Fund’s assets among those ETFs.  You also will indirectly bear fees and expenses charged by the ETFs in which the Fund invests in addition to the Fund’s direct fees and expenses.  In addition, the ETFs that the Funds invest in are typically “passive investors” that invest in the securities and sectors contained in the indexes they seek to track without regard for or analysis of the prospects of such securities or sectors (“Passive ETFs”).  A Passive ETF may invest in all of the securities in such index or in a representative sample of such securities.  Passive ETFs generally do not attempt to take defensive positions in volatile or declining markets or under other conditions.  Furthermore, Passive ETFs usually are not able to duplicate exactly the performance of the underlying indexes they track.  The difference in performance between a Passive ETF and the index it seeks to track can be due to, among other factors, the expenses that the Passive ETF pays, regulatory constraints, investment strategies, techniques undertaken by the Passive ETF and changes to an underlying index.  There also may be a lack of correlation between the securities in an index and those actually held by a Passive ETF.  The performance of a fund that invests in such an ETF could be adversely impacted.  In addition, although ETFs (both active and passive) are generally listed on securities exchanges, there can be no assurances that an active trading market for such ETFs will be maintained.  Secondary market trading in the ETFs also may be halted by a national securities exchange because of market conditions or for other reasons.  There can be no assurances that the requirement necessary to maintain the listing of the ETFs will continue to be met or will remain unchanged.

Exchange-Traded Notes (“ETNs”)

Each Fund may invest in ETNs, which are a type of unsecured, unsubordinated debt security, usually issued by large financial institutions.  This type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a market index minus applicable fees, no period coupon payments are distributed, and no principal protections exist.  The purpose of ETNs is to create a type of security that combines the aspects of both bonds and ETFs.  Similar to ETFs, ETNs are traded on a major exchange (i.e., NYSE) during normal trading hours.  However, investors can also hold the debt security until maturity.  At that time, the issuer will give the investor a cash amount that would be equal to the principal amount (subject to the day’s index factor).  One factor that affects the ETN’s value is the credit rating of the issuer.  The value of an ETN also may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political, or geographic events that affect the referenced commodity or security.  A Fund’s decision to sell its ETN holdings may be limited by the availability of a secondary market.  If a Fund must sell some or all of its ETN holdings and the secondary market is weak, it may have to sell such holdings at a discount.  There may be restrictions on a Fund’s right to redeem its investment in an ETN, which are generally meant to be held until maturity.  ETNs are subject to counterparty credit risk and fixed-income risk.  ETNs also are subject to tax risk.  No assurance can be given that the Internal Revenue Service (“IRS”) will accept, or a court will uphold, how a Fund characterizes and treats ETNs for federal income tax purposes.  Further, the IRS and Congress are considering proposals that would change the timing of recognition and tax character of income and gains from ETNs.

Foreign Securities

The VictoryShares USAA MSCI International Value Momentum Blend ETF and VictoryShares USAA MSCI Emerging Markets Value Momentum Blend ETF invest in foreign securities.  Investing in foreign securities poses unique risks:  currency exchange rate fluctuations; foreign market illiquidity; emerging markets risk; increased price volatility; exchange control regulations; foreign ownership limits; different accounting, reporting, and disclosure requirements; political or social instability, including policies of foreign governments which may affect their respective equity markets; foreign taxation requirements, including withholding taxes; prohibitions or restrictions by certain foreign governments on foreign investing in their capital markets or in certain industries, or limitations on the removal of funds or assets; and difficulties in obtaining legal judgments.  In the past, equity and debt instruments of foreign markets have been more volatile than equity and debt instruments of U.S. securities markets.

Investing in the securities of companies located in emerging market companies generally involve greater risk than investing in the securities of companies located in countries with developed markets.  The People’s Republic of China (“PRC”) currently exercises sovereignty over Hong Kong; however, Hong Kong retains significant economic and political autonomy under the Basic Law, a “quasi-constitution” that has been in place since Hong Kong reverted to PRC sovereignty in 1997.  The Basic Law is anticipated to remain in place until 2047.  Investments in emerging market countries may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  For instance, these countries may be more likely than developed countries to experience rapid and significant developments in their political or economic structures.  Some emerging market countries restrict foreign investments, impose withholding or other taxes on foreign investments, or may nationalize or expropriate the assets of private companies.  Therefore, a Fund may be limited in its ability to make direct or additional investments in an emerging markets country.  Such restrictions also may have negative impacts on transaction costs, market price, investment returns and the legal rights and remedies of a Fund.  In addition, the securities markets of emerging markets countries generally are smaller, less liquid and more volatile than those of developed countries.  Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable settlement, registration and custodial procedures.  Emerging market countries also may be subject to high inflation and rapid currency devaluations and may be heavily dependent on international trade, which can materially affect their securities markets.  The risks associated with investing in a narrowly defined geographic area also, generally, are more pronounced with respect to investments in emerging market countries.

Any investments in foreign securities will be made in compliance with U.S. and foreign currency restrictions, tax laws, and laws limiting the amount and types of foreign investments.  Pursuit of the Funds’ investment objectives will involve currencies of the United States and of foreign countries.  Consequently, changes in exchange rates, currency convertibility, and repatriation requirements may favorably or adversely affect the Funds.

Forward Currency Contracts

Each Fund may enter into forward currency contracts.  A forward currency contract involves an agreement to purchase or sell a specific currency at a specified future date or over a specified time period at a price set at the time of the contract.  Forward currency contracts seek to protect against uncertainty in the level of future foreign exchange rates.  These contracts are usually traded directly between currency traders (usually large commercial banks) and their customers.  A forward contract generally has no deposit requirements, and no commissions are charged.

A Fund may enter into forward currency contracts under two circumstances.  First, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security until settlement.  By entering into such a contract, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency from the date the security is purchased or sold to the date on which payment is made or received.  Second, when management of a Fund believes that the currency of a specific country may deteriorate relative to the U.S. dollar, it may enter into a forward currency contract to sell that currency.  A Fund may not hedge with respect to a particular currency for an amount greater than the aggregate market value (determined at the time of making any sale of forward currency) of the securities held in its portfolio denominated or quoted in, or bearing a substantial correlation to, such currency.

The use of forward currency contracts involves certain risks.  The precise matching of contract amounts and the value of securities involved generally will not be possible since the future value of such securities in currencies will more than likely change between the date the contract is entered into and the date it matures.  The projection of short-term currency market movements is extremely difficult and successful execution of a short-term hedging strategy is uncertain.  Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer-term investment strategies.  The Adviser believes it is important, however, to have the flexibility to enter into such contracts when it determines it is in the best interest of the Funds to do so.  It is impossible to forecast what the market value of portfolio securities will be at the expiration of a contract.  Accordingly, it may be necessary for a Fund to purchase additional currency (and bear the expense of such purchase) if the market value of the security is less than the amount of currency a Fund is obligated to deliver, and if a decision is made to sell the security and make delivery of the currency.  Conversely, it may be necessary to sell some of the foreign currency received on the sale of the portfolio security if its market value exceeds the amount of currency a Fund is obligated to deliver.  A Fund is not required to enter into such transactions and will not do so unless deemed appropriate by the Adviser.

Although the Funds value their assets each business day in terms of U.S. dollars, they do not intend to convert their foreign currencies into U.S. dollars on a daily basis.  They will do so from time to time, and shareholders should be aware of currency conversion costs.  Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (spread) between the prices at which they are buying and selling various currencies.  Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Forward currency contracts in which a Fund may engage include foreign exchange forwards.  The consummation of a foreign exchange forward requires the actual exchange of the principal amounts of the two currencies in the contract (i.e., settlement on a physical basis).  Because foreign exchange forwards are physically settled through an exchange of currencies, they are traded in the interbank market directly between currency traders (usually large commercial banks) and their customers.  A foreign exchange forward generally has no deposit requirement, and no commissions are charged at any stage for trades; foreign exchange dealers realize a profit based on the difference (the spread) between the prices at which they are buying and the prices at which they are selling various currencies.  When a Fund enters into a foreign exchange forward, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract.  Failure by the counterparty to do so would result in the loss of any expected benefit of the transaction.  A Fund may be required to obtain the currency that it must deliver under the foreign exchange forward through the sale of portfolio securities denominated in such currency or through conversion of other assets of a Fund into such currency.

Forward currency contracts in which a Fund may engage also include non-deliverable forwards (“NDFs”).  NDFs are cash-settled, short-term forward currency contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and that may be thinly traded or illiquid.  NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed-upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount.  NDFs have a fixing date and a settlement (delivery) date.  The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed-upon exchange rate is calculated.  The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to foreign exchange forwards, NDFs do not require physical delivery of the Reference Currency on the settlement date.  Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate.  NDFs typically may have terms from one month up to two years and are settled in U.S. dollars.

NDFs are subject to many of the risks associated with derivatives in general and forward currency transactions, including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations.  Although NDFs historically have been traded over-the-counter, in the future, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”), they may be exchange-traded.  Under such circumstances, they will be centrally cleared and a secondary market for them will exist.  With respect to NDFs that are centrally cleared, an investor could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if the clearing organization breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  Even if some NDFs remain traded over the counter (“OTC”), they will be subject to margin requirements for uncleared swaps and counterparty risk common to other swaps.

Futures Contracts

Each Fund may use futures contracts to implement its investment strategy.  Futures contracts are publicly-traded contracts to buy or sell an underlying asset or group of assets, such as a currency, interest rate, or an index of securities, at a future time at a specified price.  A contract to buy establishes a long position while a contract to sell establishes a short position.

The purchase of a futures contract on a security or an index of securities normally enables a buyer to participate in the market movement of the underlying asset or index after paying a transaction charge and posting margin in an amount equal to a small percentage of the value of the underlying asset or index.  A Fund will initially be required to deposit with the Trust’s custodian or the futures commission merchant (“FCM”), effecting the futures transaction, an amount of “initial margin” in cash or securities, as permitted under applicable regulatory policies.

Initial margin in futures transactions is different from margin in securities transactions in that the former does not involve the borrowing of funds by the customer to finance the transaction.  Rather, the initial margin is like a performance bond or good faith deposit on the contract.  Subsequent payments (called “maintenance margin” or “variation margin”) to and from the broker will be made on a daily basis as the price of the underlying asset fluctuates.  This process is known as “marking to market.”  For example, when a Fund has taken a long position in a futures contract and the value of the underlying asset has risen, that position will have increased in value and a Fund will receive from the broker a maintenance margin payment equal to the increase in value of the underlying asset.  Conversely, when a Fund has taken a long position in a futures contract and the value of the underlying instrument has declined, the position would be less valuable, and a Fund would be required to make a maintenance margin payment to the broker.

At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will terminate a Fund’s position in the futures contract.  A final determination of maintenance margin is then made, additional cash is required to be paid by or released to a Fund, and a Fund realizes a loss or a gain.

While futures contracts with respect to securities do provide for the delivery and acceptance of such securities, such delivery and acceptance are seldom made.

The risk of loss in trading futures contracts can be substantial because of the low margin deposits required and the high degree of leveraging involved in futures pricing.  As a result, a relatively small price movement in a futures contract may cause an immediate and substantial loss or gain.  The primary risks associated with the use of futures contracts are:  (i) imperfect correlation between the change in market value of the stocks held by a Fund and the prices of futures contracts; and (ii) possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date.  The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures on securities, including technical influences in futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading in such respects as interest rate levels, maturities, and creditworthiness of issuers.

Illiquid Securities

Each Fund may invest up to 15% of its net assets in securities that are illiquid.  In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 (the “Liquidity Rule”), that requires the Funds to establish a liquidity risk management program by June 1, 2018. Under the Liquidity Rule, the term “illiquid security” is defined as a security that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. Such securities include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Securities that may be resold under Rule 144A, securities offered pursuant to Section 4(a)(2) of the 1933 Act, or securities otherwise subject to restrictions or limitations on resale under the 1933 Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular security is deemed to be liquid based on the trading markets for the specific security and other factors.

Initial Public Offerings

Each Fund may invest in initial public offerings (“IPOs”), which subject a Fund to the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, a potentially small number of shares available for trading, and limited information about the issuer.  The purchase of IPO shares may involve high transaction costs.  IPO shares are subject to market risk and liquidity risk.  When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund.  As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance.

Lending of Securities

A Fund may, from time to time, lend securities from their portfolios to broker-dealers, banks, financial institutions and institutional borrowers of securities and receive collateral in the form of cash or U.S. government obligations.  Under the Fund’s current practices (which are subject to change), a Fund must receive initial collateral at least equal to the maintenance requirements (e.g., 102% for U.S. equity securities and 105% for non-U.S. securities).  This collateral must be valued daily and should the market value of the loaned securities increase, the borrower must furnish additional collateral to a Fund sufficient to maintain the value of the collateral equal to at least 100% of the value of the loaned securities.  The lending agent receives a pre-negotiated percentage of the net earnings on the investment of the collateral.  A Fund will not lend portfolio securities to:  (a) any “affiliated person” (as that term is defined in the 1940 Act) of any Fund; (b) any affiliated person of the Adviser; or (c) any affiliated person of such an affiliated person.  During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement.  Loans will be subject to termination by the Funds or the borrower at any time.  While a Fund will not have the right to vote securities on loan, they intend to terminate loans and regain the right to vote if that is considered important with respect to the investment.  A Fund will enter into loan arrangements only with broker-dealers, banks or other institutions that either the Adviser or the lending agent has determined are creditworthy under guidelines established by the Board.  Although these loans are fully collateralized, there are risks associated with securities lending.  A

Fund’s performance could be hurt if a borrower defaults or becomes insolvent, or if the Fund wishes to sell a security before its return can be arranged.  The return on invested cash collateral will result in gains and losses for the Funds.  Each Fund will limit its securities lending to 33-1/3% of its total assets.

Leveraged Loans

Each Fund may invest in leveraged loans.  Leveraged loans are a type of bank loan and share many of the characteristics and risks discussed above.  Leveraged loans are adjustable-rate bank loans made to companies rated below investment-grade.  The interest rates on leveraged loans are reset periodically based upon the fluctuations of a base interest rate such as LIBOR and a “spread” above that base interest rate that represents a risk premium to the lending banks and/or other participating investors.  Many bank loans bear an adjustable rate of interest; however, leveraged loans provide for a greater “spread” over the base interest rate than other bank loans because they are considered to represent a greater credit risk.  Because they are perceived to represent a greater credit risk, leveraged loans possess certain attributes that are similar to high-yield securities.  However, because they are often secured by collateral of the borrower, leveraged loans possess certain attributes that are similar to other bank loans.

LIBOR

On July 27, 2017, the Chief Executive of the United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that it intends to stop persuading or compelling banks to submit rates for the calculation of LIBOR to the administrator of LIBOR after 2021.  The announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021.  It is impossible to predict whether and to what extent banks will continue to provide LIBOR submissions to the administrator of LIBOR or whether any additional reforms to LIBOR may be enacted in the United Kingdom or elsewhere.  Similarly, it is impossible to predict what rate or rates may become accepted alternatives to LIBOR and it is impossible to predict the effect of any such alternatives on the value of LIBOR-based securities.  Uncertainty as to the nature of alternative reference rates and as to potential changes or other reforms to LIBOR may adversely affect the value and/or the trading market for LIBOR-based securities in which a Fund may invest.

Limitations and Risks of Options and Futures Activity

Each Fund may engage in both hedging and non-hedging strategies.  Although effective hedging can generally capture the bulk of a desired risk adjustment, no hedge is completely effective.  A Fund’s ability to hedge effectively through transactions in futures and options depends on the degree to which price movements in the hedged asset correlate with price movements of the futures and options.

Non-hedging strategies typically involve special risks.  The profitability of a Fund’s non-hedging strategies will depend on the ability of the Adviser to analyze both the applicable derivatives market and the market for the underlying asset or group of assets.  Derivatives markets are often more volatile than corresponding securities markets and a relatively small change in the price of the underlying asset or group of assets can have a magnified effect upon the price of a related derivative instrument.

Derivatives markets also are often less liquid than the market for the underlying asset or group of assets.  Some positions in futures and options may be closed out only on an exchange that provides a secondary market.  There can be no assurance that a liquid secondary market will exist for any particular futures contract or option at any specific time.  Thus, it may not be possible to close such an option or futures position prior to maturity.  The inability to close options and futures positions also could have an adverse impact on a fund’s ability to effectively carry out its derivative strategies and might, in some cases, require the fund to deposit cash to meet applicable margin requirements.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit.  Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.  The Fund would continue to be subject to market risk with respect to the position.  In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain cash or securities in a segregated account.

Historically, advisers of registered investment companies trading commodity interests (such as futures contracts, options on futures contracts, and swaps), including the Funds, have been excluded from regulation as Commodity Pool Operators (“CPOs”) pursuant to Commodity Futures Trading Commission (“CFTC”) Regulation 4.5.  In February 2012, the CFTC announced substantial amendments to the permissible exclusions, and to the conditions for reliance on the permissible exclusions, from registration as a CPO.  To qualify for an exclusion under these amendments to CFTC Regulation 4.5, if a Fund uses commodity interests (such as futures contracts, options on futures contracts, and swaps) other than for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions, determined at the time the most recent position was established, may not exceed 5% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase are “in-the-money”) or, alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the fund’s NAV (after taking into account unrealized profits and unrealized losses on any such positions).  In addition, to qualify for an exclusion, a Fund must satisfy a marketing test, which requires, among other things, that a fund not hold itself out as a vehicle for trading commodity interests.  The amendments to CFTC Regulation 4.5 became effective on April 24, 2012.

The Adviser currently claims an exclusion (under CFTC Regulation 4.5) from registration as a CPO with respect to the Funds and, in its management of the Funds, intends to comply with one of the two alternative trading limitations described above and the marketing limitation.  Complying with the trading limitations may restrict the Adviser’s ability to use derivatives as part of the Funds’ investment strategies.  Although the Adviser expects to be able to execute the Funds’ investment strategies within the limitations, a Fund’s performance could be adversely affected.  In addition, rules under the Dodd-Frank Act may limit the availability of certain derivatives, may make the use of derivatives by portfolios more costly and may otherwise adversely impact the performance and value of derivatives.

Liquidity Determinations

A Fund may invest up to 15% of its net assets in illiquid securities.  Illiquid securities, generally, are investments that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.  Illiquid securities include securities subject to contractual or legal restrictions on resale (e.g., because they have not been registered under the 1933 Act and securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers).  Securities that have not been registered under the 1933 Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market.  Foreign securities that are freely tradable in their principal markets are not considered to be illiquid.

Restricted and other illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation.  A Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders.  A Fund might have to register restricted securities in order to dispose of them, resulting in additional expense and delay.  Adverse market conditions could impede such a public offering of securities.

A large institutional market exists for certain securities that are not registered under the 1933 Act, including foreign securities.  The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.  Rule 144A under the 1933 Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public.

Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act for resale of certain securities to qualified institutional buyers.  Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent existence of the PORTAL system, which is an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers sponsored by the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Under guidelines adopted by the Trust’s Board, the Adviser may determine that particular Rule 144A securities, and commercial paper issued in reliance on the private placement exemption from registration afforded by Section 4(a)(2) of the 1933 Act, are liquid even though they are not registered.  A determination of whether such a security is liquid or not is a question of fact.  In making this determination, the Adviser will consider, as it deems appropriate under the circumstances and among other factors:  (1) the frequency of trades and quotes for the security; (2) the number of dealers willing to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) dealer undertakings to make a market in the security; (5) the nature of the security (e.g., debt or equity, date of maturity, terms of dividend or interest payments, and other material terms) and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer); and (6) the rating of the security and the financial condition and prospects of the issuer.  In the case of commercial paper, the Adviser will also determine that the paper (1) is not traded flat or in default as to principal and interest and (2) is rated in one of the two highest rating categories by at least two National Statistical Rating Organizations (“NRSROs”) or, if only one NRSRO rates the security, by that NRSRO, or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Rule 144A securities and Section 4(a)(2) commercial paper that have been deemed liquid as described above will continue to be monitored by the Adviser to determine if the security is no longer liquid as the result of changed conditions.  Investing in Rule 144A securities or Section 4(a)(2) commercial paper could have the effect of increasing the amount of a Fund’s assets invested in illiquid securities if institutional buyers are unwilling to purchase such securities.

The Funds will adopt a liquidity risk management program designed to meet the requirements of the rules under the 1940 Act related to liquidity.

Loan Interests and Direct Debt Instruments (Bank Loans)

Each Fund may invest in loan interests and direct debt instruments, which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates (in the case of loans and loan participations), to suppliers of goods or services (in the case of trade claims or other receivables) or to other parties.  These investments involve a risk of loss in case of the default, insolvency, or bankruptcy of the borrower.

Loans normally are not registered with the SEC or any state securities commission or listed on any securities exchange.  As a result, there is typically less public information available about a specific loan than there would be if the loan were registered or traded on exchange.  Loans also may not be considered “securities,” and purchasers, such as the Funds, may not be entitled to rely on the anti-fraud protections of the federal securities laws with respect to any loans they own in the event of fraud or misrepresentation by a borrower.

A Fund may come into possession of material non-public information about a borrower as a result of its ownership of a loan or other debt instrument of such borrower.  Because of prohibitions on trading in securities of issuers while possessing such information, a Fund might be unable to enter into a transaction in a publicly-traded security of that borrower when it would otherwise be advantageous to do so.

Purchasers of loans and other forms of direct indebtedness depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal.  If scheduled interest or principal payments are not made, or are not made in a timely manner, the value of the instrument may be adversely affected.  Loans that are fully secured provide more protections than unsecured loans in the event of failure to make scheduled interest or principal payments.  However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the borrower’s obligation, or that the collateral could be liquidated.  Indebtedness of borrowers whose creditworthiness is poor involves substantially greater risks and may be highly speculative.  Borrowers that are in bankruptcy or restructuring may never pay off their indebtedness, or may only pay a small fraction of the amount owed.  Direct indebtedness of developing countries also involves a risk that the governmental entities responsible for the repayment of the debt may be unable, or unwilling, to pay interest and repay principal when due.

Investments in loans through direct assignment of a financial institution’s interests with respect to a loan may involve additional risks, such as a loan foreclosure and costs and liabilities associated with owning and disposing of the collateral.  In addition, it is possible that a purchaser could be held liable as a co-lender.  Direct debt instruments also may involve a risk of insolvency of the lending bank or other intermediary.

A loan is often administered by a bank or other financial institution that acts as agent for all holders.  The agent administers the terms of the loan, as specified in the loan agreement.  Unless the purchaser has direct recourse against the borrower, the purchaser may have to rely on the agent to apply appropriate credit remedies against a borrower under the terms of the loan or other indebtedness.  If assets held by the agent for the benefit of a purchaser were determined to be subject to the claims of the agent’s general creditors, the purchaser might incur certain costs and delays in realizing payment on the loan or loan participation and could suffer a loss of principal or interest.

Direct indebtedness may include letters of credit, revolving credit facilities, or other standby financing commitments that obligate purchasers to make additional cash payments on demand.  These commitments may have the effect of requiring a purchaser to increase its investment in a borrower at a time when it would not otherwise have done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

For purposes of Fund investment limitations, a Fund generally will treat the borrower as the “issuer” of indebtedness held by the Fund.  In the case of loan participations where a bank or other lending institution serves as financial intermediary between a fund and the borrower, if the participation does not shift to the Fund the direct debtor-creditor relationship with the borrower, SEC interpretations require the Fund, in some circumstances, to treat both the lending bank or other lending institution and the borrower as “issuers” for purposes of the Fund’s investment policies.  Treating a financial intermediary as an issuer of indebtedness may restrict a Fund’s ability to invest in indebtedness related to a single financial intermediary, or a group of intermediaries engaged in the same industry, even if the underlying borrowers represent many different companies and industries.

Loans may have extended settlement periods.  Accordingly, the proceeds from the sale of a loan may not be available to make additional investments or to meet redemption obligations until potentially a substantial period after the sale of the loan.  The extended trade settlement periods could force a Fund to liquidate other securities to meet redemptions and may present a risk that the Fund may incur losses in order to timely honor redemptions.

Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper, and other short-term obligations) that the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association, or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer.  Only banks, savings and loan associations and insurance companies which, in the opinion of the Adviser, are of comparable quality to issuers of other permitted investments of a Fund, may be used for letter of credit-backed investments.

Master Demand Notes

Each Fund may invest in master demand notes, which are obligations that permit the investment of fluctuating amounts by each Fund, at varying rates of interest using direct arrangements between the Fund, as lender, and the borrower.  These notes permit daily changes in the amounts borrowed.  Each Fund has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may repay up to the full amount of the note without penalty.  Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks.  Because master demand notes are direct lending arrangements between the lender and borrower, these instruments generally will not be traded, and there, generally, is no secondary market for these notes, although they are redeemable (and immediately repayable by the borrower) at face value, plus accrued interest, at any time.  The Adviser will invest a Fund’s assets in master demand notes only if the Board or its delegate has determined that they are of credit quality comparable to the debt securities in which the Fund generally may invest.

Mortgage-Backed Securities

Each Fund may invest in mortgage-backed securities.  Mortgage-backed securities include, but are not limited to, securities issued by the Government National Mortgage Association (“Ginnie Mae,” also known as GNMA), Federal National Mortgage Association (“Fannie Mae”), and Federal Home Loan Mortgage Corporation (“Freddie

Mac”).  These securities represent ownership in a pool of mortgage loans.  They differ from conventional bonds in that principal is paid back to the investor as payments are made on the underlying mortgages in the pool.  Accordingly, a Fund receives monthly scheduled payments of principal and interest along with any unscheduled principal prepayments on the underlying mortgages.  Because these scheduled and unscheduled principal payments must be reinvested at prevailing interest rates, mortgage-backed securities do not provide an effective means of locking in long-term interest rates for the investor.  Like other fixed income securities, when interest rates rise, the value of mortgage-backed securities with prepayment features will generally decline.  In addition, when interest rates are declining, the value of mortgage-backed securities with prepayment features may not increase as much as other fixed-income securities.  The weighted average life of such securities is likely to be substantially shorter than the stated final maturity as a result of scheduled principal payments and unscheduled principal prepayments.

Ginnie Mae is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development.  It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.  Until recently, Fannie Mae and Freddie Mac were government-sponsored corporations owned entirely by private stockholders.  Both issue mortgage-related securities that contain guarantees as to timely payment of interest and principal but that are not backed by the full faith and credit of the U.S. government.  The value of the companies’ securities fell sharply in 2008 due to concerns that the firms did not have sufficient capital to offset losses.  The U.S. Treasury has historically had the authority to purchase obligations of Fannie Mae and Freddie Mac.  In addition, in 2008, due to capitalization concerns, Congress provided the U.S. Treasury with additional authority to lend Fannie Mae and Freddie Mac emergency funds and to purchase the companies’ stock, as described below.  In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac had been placed in conservatorship.

Since that time, Fannie Mae and Freddie Mac have received significant capital support through U.S. Treasury preferred stock purchases and Federal Reserve (“Fed”) purchases of their mortgage-backed securities.  While the Fed’s purchases have terminated, the U.S. Treasury announced in December 2009 that it would continue its support for the entities’ capital as necessary to prevent a negative net worth.  From the time Fannie Mae and Freddie Mac were placed into conservatorship through the fourth quarter of 2017, Fannie Mae and Freddie Mac have required U.S. Treasury support of approximately $187.5 billion through draws under the preferred stock purchase agreements.  Fannie Mae and Freddie Mac also have paid the U.S. Treasury approximately $278.8 billion in aggregate cash dividends.  However, such payments do not constitute a repayment of the draws Fannie Mae and Freddie Mac received from the U.S. Treasury.  In the first quarter of 2018, Fannie Mae and Freddie Mac each reported that the passage of the Tax Cuts and Jobs Act in December 2017 had resulted in a decrease in the value of their deferred tax assets.  As a result, Fannie Mae and Freddie Mac reported net losses during the fourth quarter of 2017, and indicated that they would request draws from the U.S. Treasury in the amount of $3.7 billion and $0.3 billion, respectively.  Accordingly, no assurance can be given that the Fed, U.S. Treasury or FHFA initiatives will ensure that Fannie Mae or Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue.  Moreover, there remains significant uncertainty as to whether (or when) Fannie Mae and Freddie Mac will emerge from conservatorship, which has no specified termination date.  Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities.  The future of Fannie Mae and Freddie Mac is in question as Congress is considering several pieces of legislation that would reform Fannie Mae and Freddie Mac, proposing to address their structure, mission, portfolio limits and guarantee fees, among other issues.  The potential impact of these developments is unclear, but could cause a Fund to lose money.

Each Fund also may invest in mortgage-backed securities that include collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities (“CMBSs”), stripped mortgage-backed securities (“SMBSs”), interest-only commercial mortgage-backed securities (“CMBS IOs”), and mortgage dollar rolls.

CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities.  CMOs are divided into pieces (tranches) with varying maturities.  The cash flow from the underlying mortgages is used to pay off each tranche separately.  CMOs are designed to provide investors with more predictable cash flows than regular mortgage securities, but such cash flows can be difficult to predict because of the effect of prepayments.  Failure to accurately predict prepayments can adversely affect a Fund’s return on these investments.  CMOs also may be less marketable than other securities.

CMBSs include securities that reflect an interest in, and are secured by, mortgage loans on commercial real property, such as industrial and warehouse properties, office buildings, retail space and shopping malls, apartments, hotels and motels, nursing homes, hospitals and senior living centers.  Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans.  These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.  In addition, commercial properties, particularly industrial and warehouse properties, are subject to environmental risks and the burdens and costs of compliance with environmental laws and regulations.  CMBSs may be less liquid and exhibit greater price volatility than other types of mortgage-backed securities.

SMBSs are derivative multi-class mortgage securities.  SMBSs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose entities of the foregoing.  SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.  Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, established trading markets for these types of securities are not as developed and, accordingly, these securities may be deemed “illiquid” and subject to a Fund’s limitations on investment in illiquid securities.

CMBS IOs are similar to the SMBSs described above, but are contrasted by being backed by loans that have various forms of prepayment protection, which include lock-out provisions, yield maintenance provisions, and prepayment penalties.  Therefore, they generally have less prepayment risk than SMBSs, and also are less sensitive to interest rate changes.  CMBS IOs are subject to default-related prepayments that may have a negative impact on yield.

In mortgage dollar roll transactions, a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date.  While the Fund would forego principal and interest paid on the mortgage-backed securities during the roll period, the Fund would be compensated by the difference between the current sales price and the lower price for the future purchase as well as by any interest earned on the proceeds of the initial sale.  At the time a Fund enters into a mortgage dollar roll, it designates on its books and records cash or liquid securities to secure its obligation for the forward commitment to buy mortgage-backed securities.  Mortgage dollar roll transactions may be considered a borrowing by a Fund.  The mortgage dollar rolls entered into by a Fund may be used as arbitrage transactions in which the Fund will maintain an offsetting position in investment grade debt obligations or repurchase agreements that mature on or before the settlement date on the related mortgage dollar roll.  Because a Fund will receive interest on the securities or repurchase agreements in which it invests the transaction proceeds, such transactions may involve leverage.

Municipal Lease Obligations

Each Fund may invest in municipal lease obligations, installment purchase contract obligations and certificates of participation in such obligations (collectively, “lease obligations”).  Lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, although lease obligations are ordinarily backed by a municipality’s covenant to budget for the payments due under the lease obligation.

Certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease obligation payments in future years unless money is appropriated for such purpose on a yearly basis.  Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult.  In evaluating a potential investment in such a lease obligation, the Adviser will consider:  (1) the credit quality of the obligor; (2) whether the underlying property is essential to a governmental function; and (3) whether the lease obligation contains covenants prohibiting the obligor from substituting similar property if the obligor fails to make appropriations for the lease obligation.

Non-Investment Grade Securities or “Junk Bonds”

A Fund may invest directly or indirectly in or hold “junk bonds” or non-investment grade securities.  Non-investment grade securities (i.e., BB or lower by S&P or Fitch, or Ba or lower by Moody’s or, if unrated, deemed to be of comparable quality by the Adviser) are speculative in nature, involve greater risk of default by the issuing entity, and may be subject to greater market fluctuations than higher rated fixed income securities.  Non-investment grade bonds, sometimes referred to as “junk bonds,” are usually issued by companies without long track records of sales and earnings, or by those companies with questionable credit strength.  The retail secondary market for these “junk bonds” may be less liquid than that of higher-rated securities and adverse conditions could make it difficult at times to sell certain securities or could result in lower prices than those used in calculating a Fund’s NAV.  Also, there may be significant disparities in the prices quoted for “junk bonds” by various dealers.  Under such conditions, a Fund may find it difficult to value its “junk bonds” accurately.  A Fund’s investments in “junk bonds” may also be subject to greater credit risk because it may invest in debt securities issued in connection with corporate restructuring by highly-leveraged issuers or in debt securities not current in the payment of interest or principal or in default.  If the issuer of a security is in default with respect to interest or principal payments, a Fund may lose its entire investment.  Because of the risks involved in investing in below investment grade securities, an investment in a Fund that invests substantially in such securities should be considered speculative.  “Junk bonds” may contain redemption or call provisions.  If an issuer exercises these provisions in a declining interest rate market, a Fund would have to replace the security with a lower-yielding security, resulting in a decreased return.  Conversely, a “junk bond’s” value will decrease in a rising interest rate market, as will the value of a Fund’s assets.  The credit rating of a below investment grade security does not necessarily address its market value risk and may not reflect its actual credit risk.  Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer.  If a Fund that invests in “junk bonds” experiences unexpected net redemptions, this may force it to sell its non-investment grade securities, without regard to their investment merits, thereby decreasing the asset base upon which a Fund’s expenses can be spread and possibly reducing the Fund’s rate of return.

Options on Futures Contracts

Each Fund may invest in options on futures contracts to implement its investment strategy.  An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option.

The trading of options on futures contracts entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option.  The risk of imperfect correlation, however, generally tends to diminish as the maturity date of the futures contract or expiration date of the option approaches.  In addition, a Fund utilizing options on futures contracts is subject to the risk of market movements between the time that the option is exercised and the time of performance thereunder.  This could increase the extent of any loss suffered by a Fund in connection with such transactions.

Each Index Fund may also purchase and write options on futures contracts with respect to each of their respective Index.  The purchase of a call option on an index futures contract is similar in some respects to the purchase of a call option on such an index.  For example, when a Fund is not fully invested, it may purchase a call option on an index futures contract to hedge against a market advance.

Options on Securities and Securities Indexes

Each Fund may purchase and sell options on securities or securities indexes to implement its investment strategy.  There are two basic types of options: “puts” and “calls.”  Each type of option can be used to establish either a long or a short position, depending upon whether a Fund is the purchaser or a writer of the option.  A call option on a security, for example, gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying asset at the exercise price during the option period.  Conversely, a put option on a security gives the purchaser the right to sell, and the writer of the option the obligation to buy, the underlying asset at the exercise price during the option period.

Purchased options have limited risk equal to the amount of the premium paid for the option.  Such options afford the opportunity for gain corresponding to the increase or decrease in the value of the optioned asset.  In general, a purchased put increases in value as the value of the underlying security falls and a purchased call increases in value as the value of the underlying security rises.

The principal reason to write options is to generate extra income (the premium paid by the buyer).  Written options have varying degrees of risk.  An uncovered written call option theoretically carries unlimited risk, as the market price of the underlying asset could rise far above the exercise price before its expiration.  This risk is tempered when the call option is covered; that is, when the option writer owns the underlying asset.  In this case, the writer runs the risk of the lost opportunity to participate in the appreciation in value of the asset rather than the risk of an out-of-pocket loss.  A written put option has defined risk; that is, the difference between the agreed-upon price that a Fund must pay to the buyer upon exercise of the put and the value, which could be zero, of the asset at the time of exercise.

The obligation of the writer of an option continues until the writer effects a closing purchase transaction or until the option expires.  To secure its obligation to deliver the underlying asset in the case of a call option, or to pay for the underlying asset in the case of a put option, a covered writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the applicable clearing corporation and exchanges.

Among the options that a Fund may purchase or sell are options on a securities index.  In general, options on an index of securities are similar to options on the securities themselves, except that delivery requirements are different.  For example, a put option on an index of securities does not give the holder the right to make actual delivery of a basket of securities, but instead gives the holder the right to receive an amount of cash upon exercise of the option if the value of the underlying index has fallen below the exercise price.  The amount of cash received will be equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple.  As with options on equity securities, or futures contracts, a Fund may offset its position in index options prior to expiration by entering into a closing transaction on an exchange or it may let the option expire unexercised.

A securities index assigns relative values to the securities included in the index and the index options are based on a broad market index.  In connection with the use of such options, a Fund may cover its position by identifying assets having a value equal to the aggregate face value of the option position taken.

Indexed securities are instruments whose prices are indexed to the prices of other securities, securities indices, commodities indices, currencies, precious metals or other commodities, or other financial indicators.  Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

Inflation-protected securities, for example, can be indexed to a measure of inflation, such as the Consumer Price Index (“CPI”).

Commodity-indexed securities, for example, can be indexed to a commodities index such as the Dow Jones-UBS Commodity Index Total Return.

The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity, or other instrument or measure to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad.  Indexed securities may be more volatile than the underlying instruments or measures.  Indexed securities also are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.  Recent issuers of indexed securities have included banks, corporations, the U.S. Treasury and certain other U.S. government agencies.  In calculating a Fund’s dividends, index-based adjustments may be considered income.

Periodic Auction Reset Bonds

Each Fund may invest in periodic auction reset bonds, which are bonds whose interest rates are reset periodically through an auction mechanism.  For purposes of calculating the portfolio weighted average maturity of each Fund, the maturity of periodic auction reset bonds will be deemed to be the next interest reset date, rather than the remaining stated maturity of the instrument.

Periodic auction reset bonds, similar to short-term debt instruments, are generally subject to less interest rate risk than long-term fixed rate debt instruments because the interest rate will be periodically reset in a market auction.  Periodic auction reset bonds with a long remaining stated maturity (i.e., ten years or more), however, could have greater market risk than fixed short-term debt instruments, arising from the possibility of auction failure or insufficient demand at an auction, resulting in greater price volatility of such instruments compared to fixed short-term bonds.

Preferred Stocks

Each Fund may invest in preferred stocks, which represent a class of capital stock.  Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated.  Preferred stockholders do not ordinarily enjoy any of the voting rights of common stockholders.  Most preferred stock is cumulative, meaning that if dividends are passed (not paid for any reason), they accumulate and must be paid before common dividends.  Typically, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so.  However, an adjustable-rate preferred stock pays a dividend that is adjustable, usually quarterly, based on changes in the U.S. Treasury bill rate or other money market rates.  A convertible preferred stock is exchangeable for a given number of common shares and thus tends to be more volatile than nonconvertible preferred, which behaves more like a fixed-income bond.  The main benefit to owning preferred stock is that the investor has a greater claim on the company’s assets than common stockholders.  Preferred stockholders always receive their dividends, and in the event the company goes bankrupt, are paid off before common stockholders.  The Fund may purchase preferred stock where the issuer has omitted, or is in danger of omitting, payment of its dividend.  Such investments would be made primarily for their capital appreciation potential.

Private Placements

Each Fund may invest in securities that are not registered under the Securities Act (“restricted securities”).  Restricted securities may be sold in private placement transactions between issuers and their purchasers and may be neither listed on an exchange nor traded in other established markets.  In many cases, privately placed securities may not be freely transferable under the laws of the applicable jurisdiction or due to contractual restrictions on resale.  As a result of the absence of a public trading market, privately placed securities may be less liquid and more difficult to value than publicly traded securities.  To the extent that privately-placed securities may be resold in privately-negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value.  In addition, issuers whose securities are not publicly-traded may not be subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.  Certain of the Fund’s investments in private placements may consist of direct investments and may include investments in smaller, less seasoned issuers, which may involve greater risks.  These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.  In making investments in such securities, a Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.

Some of these securities are new and complex, and trade only among institutions; the markets for these securities are still developing, and may not function as efficiently as established markets.  Because there may not be an established market price for these securities, the Fund may have to estimate their value.  Transactions in restricted or illiquid securities may entail registration expense and other transaction costs that are higher than those for transactions in unrestricted or liquid securities.  Where registration is required for restricted or illiquid securities, a considerable time period may elapse between the time the Fund decides to sell the security and the time it is actually permitted to sell the security under an effective registration statement.  If during such period, adverse market conditions were to develop, the Fund might obtain less-favorable pricing terms that when it decided to sell the security.

Put Bonds

Each Fund may invest in securities, the interest on which is excludable from gross income for federal income tax purposes (tax exempt securities) (including securities with variable interest rates) that may be redeemed or sold back (“put”) to the issuer of the security or a third party prior to stated maturity (“put bonds”).  Such securities will normally trade as if maturity is the earlier put date, even though stated maturity is longer.  Under a Fund’s portfolio allocation procedure, maturity for put bonds is deemed to be the date on which the put becomes exercisable.

Recent Market Conditions and Regulatory Developments

The financial crisis in the U.S. and global economies over the past several years has resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, and in the net asset value of many funds, including each Fund.  The values of some sovereign debt and of securities of issuers that hold that sovereign debt have fallen.  Conditions in the United States have resulted, and may continue to result, in fixed-income instruments experiencing unusual liquidity issues, increased price volatility and, in some cases, credit downgrades and increased likelihood of default.  These events have reduced the willingness and ability of some lenders to extend credit, and have made it more difficult for borrowers to obtain financing on attractive terms, if at all.  As a result, the values of many types of securities have been reduced.

In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibilities that conditions in one country might adversely impact issuers in a different country.  Because the situation in the markets is widespread and largely unprecedented, it may be unusually difficult to identify both risks and opportunities using past models of the interplay of market forces, or to predict the duration of these market conditions.  The severity or duration of these conditions also may be affected by policy changes made by governments or quasi-governmental organizations.  These conditions could negatively impact the value of a Fund’s investments.

Some countries, including the U.S., have adopted and/or are considering the adoption of more protectionist trade policies, a move away from the tighter financial industry regulations that followed the 2008 financial crisis, and substantially reducing corporate taxes.  The U.S. is also said to be considering significant new investments in infrastructure and national defense which, coupled with lower federal taxes, could lead to sharply increased government borrowing and higher interest rates.  The exact shape of these policies is still being worked out through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.  A rise in protectionist trade policies, and the possibility of changes to some international trade agreements, could affect the economies of many nations in ways that cannot necessarily be foreseen at the present time.

The situation in the financial markets has resulted in calls for increased regulation.  In particular, the Dodd-Frank Act has initiated a revision of the U.S. financial regulatory framework and covers a broad range of topics, including (among many others) a reorganization of federal financial regulators; new rules for derivatives trading; and the registration and additional regulation of hedge and private equity fund managers.  The regulators that have been charged with the responsibility for implementing the Dodd-Frank Act (e.g., the SEC and the CFTC) have been active in proposing and adopting related regulations.  Instruments in which a Fund may invest, or the issuers of such instruments, may be negatively affected by the legislation and regulation, some in ways that are still unforeseeable.  Although many of the implementing regulations have been finalized, the ultimate impact of the Dodd-Frank Act is not yet certain.

The U.S. federal government and certain foreign central banks have taken actions to support financial markets and increase confidence in the U.S. and world economies.  Certain of these entities have injected liquidity into the markets and taken other steps in an effort to stabilize the markets and grow the economy.  Others have opted for austerity, which may limit growth, at least in the short to medium- term.  The ultimate effect of these efforts is only beginning to reveal itself.  Where economic conditions are recovering, they are nevertheless perceived as still fragile.  Changes in government policies may exacerbate the markets’ difficulties and withdrawal of this support, or other policy changes by governments or central banks, could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money.  In addition, political events within the United States and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree.

The precise details and the resulting impact of the United Kingdom’s vote to leave the EU, commonly referred to as “Brexit,” are impossible to know at this point.  The effect on the economies of the United Kingdom and the EU likely will depend on the nature of the UK’s trade relations with the EU and other major economies following Brexit, which are matters to be negotiated.

Real Estate Investment Trusts (“REITs”)

Each Fund may invest a portion of its assets in the debt and preferred securities of REITs and, therefore, may be subject to certain other risks, such as credit risk, associated with investment in these securities.  REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants.  Furthermore, REITs are dependent upon the specialized management skills of their managers and may have limited geographic diversification, thereby subjecting them to risks inherent in financing a limited number of projects.  REITs depend generally on their ability to generate cash flow to make distributions to shareholders, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.  A shareholder in a Fund that invests in REITs will bear not only its proportionate share of the expenses of the Fund, but also will bear, indirectly, the management expenses of the underlying REITs.

In addition, the Funds may generally be exposed to the following risks associated with direct investments in real estate as investors of REIT securities: the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, and increases in interest rates and other real estate capital market influences.

Repurchase Agreements

Each Fund may invest in repurchase agreements.  A repurchase agreement is a transaction in which a security is purchased with a simultaneous commitment to sell it back to the seller (a commercial bank or recognized securities dealer) at an agreed-upon price on an agreed-upon date, usually not more than seven days from the date of purchase.  The resale price reflects the purchase price plus an agreed-upon market rate of interest, which is unrelated to the coupon rate or maturity of the purchased security.  The Fund maintains custody of the underlying securities prior to their repurchase, either through its regular custodian or through a special “tri-party” custodian that maintains separate accounts for both the Fund and its counterparty.  Thus, the obligation of the counterparty to pay the repurchase price on the date agreed to or upon demand is, in effect, secured by the underlying securities.  In these transactions, the securities purchased by the Fund will be those in which it is authorized to invest and have a total value equal to or in excess of the amount of the repurchase obligation.  If the seller defaults and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the collateral.  If the seller seeks relief under the bankruptcy laws, the disposition of the collateral may be delayed or limited.  The Fund will invest in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Adviser.

Section 4(2) Commercial Paper and Rule 144A Securities

Each Fund may invest in commercial paper issued in reliance on the “private placement” exemption from registration afforded by Section 4(a)(2) of the Securities Act (“Section 4(2) Commercial Paper”).  Section 4(2) Commercial Paper is restricted as to disposition under the federal securities laws; therefore, any resale of Section 4(2) Commercial Paper must be effected in a transaction exempt from registration under the Securities Act.  Section 4(2) Commercial Paper is normally resold to other investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) Commercial Paper, thus providing liquidity.

Each Fund also may purchase restricted securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the Securities Act (“Rule 144A Securities”). Rule 144A provides a non-exclusive safe harbor from the registration requirements of the Securities Act for resales of certain securities to institutional investors.

However, investing in Rule 144A securities and Section 4(a)(2) commercial paper could have the effect of increasing the level of a Fund’s illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Securities of Other Investment Companies

Each Fund may invest in securities issued by other investment companies that invest in eligible quality, short-term debt securities and seek to maintain a $1 net asset value per share, i.e., “money market” funds.  As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees.  These expenses would be in addition to the advisory and other expenses that a Fund bears in connection with its own operations.  The Funds may invest in securities issued by other investment companies subject to statutory limitations prescribed by the 1940 Act.  Certain exceptions to these limitations are provided by the 1940 Act and the rules and regulations thereunder.  Investing in other investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such instruments at the investment company level may be reduced by the operating expenses and fees of such investment companies, including advisory fees.

Senior Securities and Borrowings

Pursuant to the investment restrictions that have been adopted by the Trust for the Fund, the Fund may not issue senior securities, except as permitted under the 1940 Act.  “Senior securities” are defined as any bond, debenture, note, or similar obligation or instrument constituting a security and evidencing indebtedness, and any Fund obligations that have a priority over the Fund’s shares with respect to the payment of dividends or the distribution of Fund assets.  The 1940 Act prohibits a Fund from issuing senior securities except that the Fund may borrow money in amounts of up to one-third (33 1/3%) of the Fund’s total assets (including the amount borrowed) less liabilities (other than borrowings) from banks.  Any borrowings that exceed this amount will be reduced within three days (excluding Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation even if it is not advantageous to sell securities at that time.  Borrowings may be used for a variety of purposes, including (i) for temporary or emergency purposes, (ii) in anticipation of or in response to adverse market conditions, (iii) for cash management purposes, and (iv) for investment purposes.  Borrowed money will cost a Fund interest expense and/or other fees.  The costs of borrowing may reduce a Fund’s return.  To the extent that a Fund has outstanding borrowings, it will be leveraged.  Leveraging generally exaggerates the effect on net asset value of any increase or decrease in the market value of a Fund’s securities.

The funds in the Victory Funds Complex participate in a short-term, demand note line of credit agreement with the Citibank, N.A. Under the agreement with Citibank, N.A. as of July 27, 2019, the funds in the Victory Funds Complex may borrow up to $250 million, of which $100 million is committed and $150 million is uncommitted.  Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund, a series of Victory Portfolios, with that fund paying the related commitment fees for that amount.  The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.  Citibank, N.A. receives an annual commitment fee of 0.15%.  Each fund in the Victory Funds Complex pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Security Substitution

At times when a corporate action involving a constituent is pending, an arbitrage opportunity may exist.  For example, if a constituent is acquiring another company (which may or may not be an index constituent) for stock, the target company may be trading at a discount to the acquiring company, given the conditions of the deal and the market.  In this case, value may be added to a Fund by purchasing the target company stock in anticipation of the acquisition and corresponding exchange of the target company stock for the acquiring company stock.  The Fund would effectively increase in weighting of the acquiring company in line with the holding’s increased weighting in the index at a price lower than that of the acquiring company’s stock.

Separate Trading of Registered Interest and Principal of Securities (“STRIPS”)

Each Fund may invest in STRIPS, which are U.S. Treasury securities that allow the investor to hold and trade the individual interest and principal components of eligible Treasury notes and bonds as separate securities.  STRIPS can only be purchased and held through financial institutions and government securities brokers and dealers.  These securities are backed by the full faith and credit of the U.S. government.

Short-Term Instruments

When a Fund experiences large cash inflows, for example, through the sale of securities and desirable securities that are consistent with the Fund’s investment objective(s) are unavailable in sufficient quantities or at attractive prices, the Fund may hold short-term investments (or shares of money market mutual funds) for a limited time at the discretion of the Adviser.  Short-term instruments consist of foreign and domestic: (i) short-term obligations of sovereign governments, their agencies, instrumentalities, authorities, or political subdivisions; (ii) other short-term debt securities; (iii) commercial paper; (iv) bank obligations, including negotiable certificates of deposit, time deposits and bankers’ acceptances; and (v) repurchase agreements.

Swap Arrangements

Each Fund may enter into various forms of swap arrangements with counterparties with respect to interest rates, currency rates, specific securities, or indices, including purchase of caps, floors and collars as described below.  Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between the two parties (for uncleared swaps) or, in some instances, must be transacted through an FCM and cleared through a clearing house that serves as a central counterparty (for a cleared swap).

In an interest rate swap, a Fund could agree for a specified period to pay a bank or investment banker the floating rate of interest on a so-called notional principal amount (i.e., an assumed figure selected by the parties for this purpose) in exchange for an agreement by the bank or investment banker to pay a Fund a fixed rate of interest on the notional principal amount.  In a currency swap, a Fund would agree with the other party to exchange cash flows based on the relative differences in values of a notional amount of two (or more) currencies; in an index swap, a Fund would agree to exchange cash flows on a notional amount based on changes in the values of the selected indices.  The purchase of a cap entitles the purchaser to receive payments from the seller on a notional amount to the extent that the selected index exceeds an agreed-upon interest rate or amount whereas the purchase of a floor entitles the purchaser to receive such payments to the extent the selected index falls below an agreed-upon interest rate or amount.  A collar combines buying a cap and selling a floor.

Most swaps entered into by a Fund will be on a net basis.  For example, in an interest rate swap, amounts generated by application of the fixed rate and floating rate to the notional principal amount would first offset one another, with the Fund either receiving or paying the difference between such amounts.  In order to be in a position to meet any obligations resulting from swaps, a Fund will set up a segregated custodial account to hold liquid assets, including cash.  For swaps entered into on a net basis, assets will be segregated having a net asset value equal to any excess of a Fund’s accrued obligations over the accrued obligations of the other party; for swaps on other than a net basis, assets will be segregated having a value equal to the total amount of a Fund’s obligations.  Collateral is treated as illiquid.

Swap agreements historically have been individually negotiated and most swap arrangements are currently OTC traded.  Certain standardized swaps currently are, and more in the future will be, centrally cleared and traded on either a swap execution facility or a designated contract market.  Cleared swaps are transmitted through FCMs that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts.  Central clearing is expected to decrease counterparty risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap.  However, central clearing does not eliminate counterparty risk or illiquidity risk entirely.  For example, swaps that are centrally cleared are subject to the creditworthiness of the clearing organization involved in the transaction.  An investor could lose margin payments it has deposited with its FCM, as well as the net amount of gains not yet paid by the clearing organization if the clearing organization becomes insolvent or goes into bankruptcy.  In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive, plus the return of margin owed to it only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the investor.  In addition, depending on the size of a portfolio and other factors, the margin required under the rules of a clearinghouse and by a clearing member FCM may be in excess of the collateral required to be posted by a portfolio to support its obligations under a similar uncleared swap.

These swap arrangements will be made primarily for hedging purposes, to preserve the return on an investment or on a portion of a Fund’s portfolio.  However, a Fund may, as noted above, enter into such arrangements for income purposes to the extent permitted by applicable law.  In entering into a swap arrangement, a Fund is dependent upon the creditworthiness and good faith of the counterparty.  A Fund will attempt to reduce the risk of nonperformance by the counterparty by dealing only with established, reputable institutions.  The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation and, in some cases, transacting in swaps that are centrally cleared and exchange-traded.  As a result, the swap market has become relatively liquid.  Certain swap transactions involve more recent innovations for which standardized documentation has not yet been fully developed and generally will not be centrally cleared or traded on an exchange and, accordingly, they are less liquid than traditional swap transactions.

A Fund may enter into interest rate swaps, the use of which is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.  If the Adviser is incorrect in its forecasts of market values, interest rates, or other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not used.  Moreover, even if the Adviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The Funds may enter into credit default swap contracts (“CDSs”) for investment purposes.  If a Fund is a seller of a CDS contract, a Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation.  In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred.  If no default occurs, a Fund would keep the stream of payments and would have no payment obligations.  As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.  As the seller, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The Funds also may purchase CDS contracts in order to hedge against the risk of default of debt securities it holds, in which case a Fund would function as the counterparty referenced above.  This would involve the risk that the swap may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability).  It also would involve credit risk; the seller may fail to satisfy its payment obligations to a Fund in the event of a default.  As the buyer, a Fund is not required to remain in the CDS contract until default or maturity and could terminate the contract and incur a realized gain or loss.

The swap market was largely unregulated prior to the enactment of the Dodd-Frank Act. The Dodd-Frank Act has changed the way the U.S. swap market is supervised and regulated.  Developments in the swap market under final implementing regulations under the Dodd-Frank Act will adversely affect a Fund’s ability to enter into certain swaps in the over-the-counter market (and requires that certain of such instruments be exchange-traded and centrally cleared).  Dodd-Frank Act developments also could adversely affect a Fund’s ability to support swap trades with collateral, terminate new or existing swap agreements, or realize amounts to be received under such instruments.  Regulations that are being developed by the CFTC and banking regulators will require a Fund to post margin on over-the-counter swaps, and clearing organizations and exchanges require minimum margin requirements for exchange-traded and cleared swaps.  These changes, under the Dodd-Frank Act, may increase the cost of a Fund’s swap investments, which could adversely affect Fund investors.

Synthetic Instruments

Each Fund may invest in tender option bonds, bond receipts, and similar synthetic municipal instruments.  A synthetic instrument is a security created by combining an intermediate or long-term municipal bond with a right to sell the instrument back to the remarketer or liquidity provider for repurchase on short notice.  This right to sell is commonly referred to as a tender option.  Usually, the tender option is backed by a conditional guarantee or letter of credit from a bank or other financial institution.  Under its terms, the guarantee may expire if the municipality defaults on payments of interest or principal on the underlying bond, if the credit rating of the municipality is downgraded, or interest on the underlying bond loses its tax-exempt status.  The recent economic downturn and budgetary constraints have made municipal securities more susceptible to downgrade, default, and bankruptcy.

Synthetic instruments involve structural risks that could adversely affect the value of the instrument or could result in a Fund’s holding an instrument for a longer period of time than originally anticipated.  For example, because of the structure of a synthetic instrument, there is a risk that a Fund will not be able to exercise its tender option.

Tax-Exempt Securities

Each Fund may purchase tax-exempt securities, which include general obligation bonds, which are secured by the issuer’s pledge of its faith, credit, and taxing power for the payment of principal and interest; revenue bonds, which are payable from the revenue derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power; and certain types of private activity bonds issued by or on behalf of public authorities to obtain funds for privately operated facilities, provided that the interest paid on such securities qualifies as exempt from federal income tax.

Treasury Inflation-Protected Securities (“TIPS”)

Each Fund may invest in TIPS, which are U.S. Treasury securities that have been designed to provide a real rate of return after being adjusted over time to reflect the impact of inflation.  Their principal value periodically adjusts to take into account the rate of inflation.  They trade at prevailing real, or after inflation, interest rates.  The U.S. Treasury guarantees repayment of at least the face value of these securities in the event of sustained deflation or a drop in prices.

U.S. Government Obligations

Each Fund may invest in various types of U.S. government obligations.  U.S. government obligations include securities issued or guaranteed as to principal and interest by the U.S. government and supported by the full faith and credit of the U.S. Treasury.  U.S. government obligations differ mainly in the length of their maturity.  Treasury bills, the most frequently issued marketable government securities, have a maturity of up to one year and are issued on a discount basis.  U.S. government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises (“GSEs”).  Some obligations of such agencies or instrumentalities of the U.S. government are supported by the full faith and credit of the United States or U.S. Treasury guarantees.  Other obligations of such agencies or instrumentalities of the U.S. government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury.  Others are supported by the discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned.  There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including GSEs) where it is not obligated to do so.  In addition, U.S. government obligations are subject to fluctuations in market value due to fluctuations in market interest rates.  As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease.  Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Variable-Rate and Floating-Rate Securities

Each Fund may invest in variable-rate and floating-rate securities, which bear interest at rates that are adjusted periodically to market rates.  These interest rate adjustments can both raise and lower the income generated by such securities.  These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.  Because the interest rates of variable-rate and floating-rate securities are periodically adjusted to reflect current market rates, the market value of the variable-rate and floating-rate securities is less affected by changes in prevailing interest rates than the market value of securities with fixed interest rates.  The market value of variable-rate and floating-rate securities usually tends toward par (100% of face value) at interest rate adjustment time.

Similar to fixed-rate debt instruments, variable- and floating-rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer’s creditworthiness.  In addition, variable- and floating-

rate securities are subject to the risk of loss of principal and income.  Although borrowers frequently provide collateral to secure repayment of these obligations, they do not always do so, and these securities may be unsecured.  If borrowers do provide collateral, the value of the collateral may not completely cover the borrower’s obligations at the time of a default.  If a borrower files for protection from its creditors under bankruptcy laws, these laws may limit a Fund’s rights to its collateral.  In the event of a bankruptcy, the holder of a variable- or floating-rate loan may not recover its principal, may experience a long delay in recovering its investment, and may not receive interest during the delay.

Variable-Rate Demand Notes (“VRDNs”)

Each Fund may invest in VRDNs, which are securities that provide the right to sell the security at face value on either that day or within the rate-reset period.  The interest rate is adjusted at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to a rate that reflects current market conditions.  The effective maturity for these instruments is deemed to be less than 397 days in accordance with detailed regulatory requirements.  These interest-rate adjustments can both raise and lower the income generated by such securities.  These changes will have the same effect on the income earned by a Fund depending on the proportion of such securities held.  VRDNs are tax-exempt securities.

Warrants

To the extent that such investments are consistent with its investment objective, each Fund may invest in warrants.  Warrants represent rights to purchase securities at a specific price valid for a specific period of time.  The prices of warrants do not necessarily correlate with the prices of the underlying securities.  Each Fund may only purchase warrants on securities in which the Fund may invest directly.

When-Issued and Delayed-Delivery Securities

Each Fund may invest in debt securities offered on a when-issued or delayed-delivery basis; that is, delivery, of and payment for, the securities take place after the date of the commitment to purchase, normally within 45 days.  The payment obligation and the interest rate that will be received on the securities are each fixed at the time the buyer enters into the commitment.  A Fund may sell these securities before the settlement date if it is deemed advisable.

Debt securities purchased on a when-issued or delayed-delivery basis are subject to changes in value in the same way as other debt securities held in the Funds’ portfolios are; that is, both generally experience appreciation when interest rates decline and depreciation when interest rates rise.  The value of such securities will also be affected by the public’s perception of the creditworthiness of the issuer and anticipated changes in the level of interest rates.  Purchasing securities on a when-issued or delayed-delivery basis involves a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself.  To ensure that the Fund will be able to meet its obligation to pay for when-issued or delayed-delivery securities at the time of settlement, a Fund will segregate cash or liquid securities at least equal to the amount of the when-issued or delayed-delivery commitments.  The segregated securities are valued at market, and any necessary adjustments are made to keep the value of the cash and/or segregated securities at least equal to the amount of such commitments by the Fund.

On the settlement date of the when-issued or delayed-delivery securities, a Fund will meet its obligations from then-available cash, sale of segregated securities, sale of other securities, or from sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund’s payment obligations).  The availability of liquid assets for this purpose, and the effect of asset segregation on a Fund’s ability to meet its current obligations, to honor requests for redemption, and to otherwise manage its investment portfolio, will limit the extent to which the Fund may purchase when-issued and delayed-delivery securities.  A Fund may realize a capital gain or loss in connection with such transactions.

Zero Coupon Bonds

Each Fund may invest in zero coupon bonds.  A zero coupon bond is a security that is sold at a discount from its face value (“original issue discount”), makes no periodic interest payments, and is redeemed at face value when it matures.  The lump sum payment at maturity increases the price volatility of the zero coupon bond in response to changes in interest rates when compared to a bond that distributes a semiannual coupon payment.  In calculating its income, a Fund accrues the daily amortization of the original issue discount.

INVESTMENTS IN THE FUNDS BY OTHER REGISTERED INVESTMENT COMPANIES

Section 12(d)(1) of the 1940 Act restricts investments by registered investment companies in the securities of other investment companies, including shares of a Fund.  Other registered investment companies are permitted to invest in a Fund beyond the limits set forth in section 12(d)(1), subject to certain terms and conditions set forth in the SEC exemptive orders issued to the Trust with respect to the operation of the ETFs, including that such investing investment companies enter into an agreement with the Fund that is intended to comply with the conditions of the order.

DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES

Each Fund’s NAV is determined and the shares of each Fund are priced as of the valuation time(s) indicated in the Prospectus on each Business Day.  A “Business Day” is a day on which the New York Stock Exchange, Inc. (the “NYSE”) is open.  The NYSE will not open in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Investment Company Securities

Shares of another open-end investment company (mutual fund) held by a Fund are valued at the latest closing NAV of such mutual fund.  Shares of ETFs are valued in the manner described below under “Equity Securities.”

Fixed Income Securities

Fixed income securities held by the Funds are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities.  Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities.  Investment securities with less than 60 days to maturity, when purchased, are valued at amortized cost that approximates market value.  Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board.

Equity Securities

Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded.  Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on NASDAQ’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities.  Each security, the trading activity of which is reported on NASDAQ’s ACT System, is valued at the NASDAQ Official Closing Price.  Convertible debt securities are valued in the same manner as any debt security.  Non-convertible debt securities are valued on the basis of prices provided by independent pricing services.  Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data.  Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board.  Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible debt securities.  For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times.  Foreign currency exchange rates are also generally determined prior to the close of the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE.  If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

Funds that Invest a Significant Amount of their Assets in Foreign Securities

Time zone arbitrage.  Funds that invest a significant amount of their assets in foreign securities may expose them to attempts by investors to engage in “time-zone arbitrage.”  Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Funds calculate their NAV.

If successful, time zone arbitrage might dilute the interests of other shareholders.  Such Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Adviser and the Board consider to be their fair value.  Fair value pricing may also help to deter time zone arbitrage.

Fair value pricing.  If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by such a Fund is traded, and before the time as of which such Fund’s NAV is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.

The Board has adopted valuation procedures for the Funds and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and its Pricing Committee.  Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment co-efficients based on fair value models developed by independent service providers.  The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.

Such Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.  Accordingly, there can be no assurance that such a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.

Other Valuation Information

Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE.  The values of such securities used in computing the NAV of each Fund’s shares generally are determined at such times.  Foreign currency exchange rates are also generally determined prior to the close of the NYSE.  Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE.  If events affecting the value of securities occur during such a period, and a Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board.

Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board.

The NYSE holiday closing schedule is included in Appendix A of this SAI.  When the NYSE is closed, or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests.  A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days.  Each Fund reserves the right to reject any purchase order in whole or in part.

PURCHASE AND REDEMPTION OF SHARES

Creation Units

Each Fund sells and redeems shares in Creation Units on a continuous basis through the Distributor (as defined below), without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day.  A “Business Day” is any day on which the NYSE is open for business.

A Creation Unit is an aggregation of 50,000 shares.  The Board may declare a split or a consolidation in the number of shares outstanding of each Fund or the Trust, and make a corresponding change in the number of shares in a Creation Unit.

Authorized Participants

To purchase or redeem any Creation Units, you must be, or transact through, an Authorized Participant.  In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in DTC with access to the DTC system (“DTC Participant”), and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in each Fund’s Creation Units.

Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants.  An Authorized Participant may require investors to enter into a separate agreement to transact through it for Creation Units and may require orders for purchases of shares placed with it to be in a particular form.  Investors transacting through a broker that is not itself an Authorized Participant ,and therefore must still transact through an Authorized Participant, may incur additional charges.  There are expected to be a limited number of Authorized Participants at any one time.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor.  Market disruptions and telephone or other communication failures may impede the transmission of orders.

Transaction Fees

A fixed fee payable to the Custodian (as defined below) is imposed on each creation and redemption transaction regardless of the number of Creation Units involved in the transaction (“Fixed Fee”).  Purchases and redemptions of Creation Units for cash or involving cash-in-lieu (as defined below) are required to pay an additional variable charge to compensate each Fund and its ongoing shareholders for brokerage and market impact expenses relating to Creation Unit transactions (“Variable Charge,” and together with the Fixed Fee, the “Transaction Fees”).  With the approval of the Board, the Adviser may waive or adjust the Transaction Fees, including the Fixed Fee and/or Variable Charge (shown in the table below), from time to time.  In such cases, the Authorized Participant will reimburse each Fund for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by each Fund and the cash-in-lieu amount, applicable registration fees, brokerage commissions and certain taxes and other costs and expenses related to the execution of trades resulting from such transaction (up to the maximum amount shown below).  In addition, purchasers of Creation Units are responsible for the costs of transferring the Deposit Securities to the account of each Fund (as defined below).  Investors who use the services of a broker, or other such intermediary, may be charged a fee for such services.

The following table sets forth each Fund’s standard Transaction Fees and maximum additional charge (as described above):

	Fee for In-Kind and Cash Purchases and Redemptions	Maximum Additional Variable Charge for Cash Purchases and Redemptions*
VictoryShares USAA MSCI USA Value Momentum ETF	$500	2.00%
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	$750	2.00%
VictoryShares USAA MSCI International Value Momentum ETF	$3,000	2.00%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	$5,500	2.00%
VictoryShares USAA Core Short-Term Bond ETF	$100	2.00%
VictoryShares USAA Core Intermediate-Term Bond ETF	$100	2.00%

* As a percentage of the amount invested.

The Clearing Process

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.”  Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”  The Clearing Process is an enhanced clearing process that is available only for certain securities and only to DTC participants that are also participants in the Continuous Net Settlement System of the NSCC.  In-kind (portions of) purchase orders not subject to the Clearing Process will go through a manual clearing process run by DTC.  Portfolio Deposits (as defined below) that include government securities must be delivered through the Federal Reserve Bank wire transfer system (“Federal Reserve System”).  Fund Deposits that include cash may be delivered through the Clearing Process or the Federal Reserve System.  In-kind deposits of securities for orders outside the Clearing Process must be delivered through the Federal Reserve System (for government securities) or through DTC (for corporate securities).

Foreign Securities

Because the portfolio securities of each Fund may trade on days that the Exchange is closed or are otherwise not Business Days for each Fund, shareholders may not be able to redeem their shares of each Fund, or to purchase or sell shares of each Fund on the Exchange, on days when the NAV of each Fund could be significantly affected by events in the relevant foreign markets.

Purchasing Creation Units

Portfolio Deposits

The consideration for a Creation Unit generally consists of the in-kind deposit of designated securities (“Deposit Securities”) and an amount of cash in U.S. dollars (“Cash Component”). Together, the Deposit Securities and the Cash Component constitute the “Portfolio Deposit.”  The Cash Component serves the function of compensating for any differences between the net asset value per Creation Unit and the Deposit Securities.  Thus, the Cash Component is equal to the difference between (x) the net asset value per Creation Unit of each Fund and (y) the market value of the Deposit Securities.  If (x) is more than (y), the Authorized Participant will pay the Cash Component to each Fund.  If (x) is less than (y), the Authorized Participant will receive the Cash Component from each Fund.

On each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Deposit Security in the current Portfolio Deposit (based on information at the end of the previous Business Day) for each Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit.  The Deposit Securities announced are applicable, subject to any adjustments as described below, to purchases of Creation Units until the next announcement of Deposit Securities.

The Deposit Securities may change as rebalancing adjustments and corporate action events of the Index are reflected from time to time by the Adviser in each Fund’s portfolio.  The Deposit Securities may also change in response to the rebalancing and/or reconstitution of the Index.  These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Portfolio Deposit.

Payment of any stamp duty or the like shall be the sole responsibility of the Authorized Participant purchasing a Creation Unit.  The Authorized Participant must ensure that all Deposit Securities properly denote change in beneficial ownership.

Portfolio Deposits that include fixed-income securities and cash must be delivered through the Federal Reserve System (for cash and government securities) and through DTC (for corporate and municipal securities) by an Authorized Participant. The Portfolio Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the applicable Fund by no later than 11:00 a.m., Eastern time, on the business day following the Transmittal Date (as defined below). For Portfolio Deposits consisting of cash, the amount of cash must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the Business Day following the Transmittal Date. If the Deposit Securities and/or cash, as applicable, are not received by the applicable Cut-off Time set forth below, the Creation Unit order may be canceled, and the Authorized Participant shall be liable to the applicable Fund for losses, if any, resulting therefrom.  The Adviser, on behalf of the International Funds, will convert subscriptions that are made in whole or in part in cash into the relevant foreign currency prior to investment at the applicable exchange rate and subject to the applicable spread. Those purchasing Creation Units of the International Funds bear the risk associated with changes in the currency exchange rate between the time they place their order and the time that the International Funds convert any cash received into foreign investments.

Custom Orders and Cash-in-lieu

Each Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Deposit Security.  Each Fund may permit or require cash-in-lieu when, for example, a Deposit Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process.  Similarly, each Fund may permit or require cash in lieu of Deposit Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities laws or policies from transacting in one or more Deposit Securities.  Each Fund will comply with the federal securities laws in accepting Deposit Securities including that the Deposit Securities are sold in transactions that would be exempt from registration under the 1933 Act.  All orders involving cash-in-lieu are considered to be “Custom Orders.”

Purchase Orders

To order a Creation Unit, an Authorized Participant must submit an irrevocable purchase order to the Distributor.

Timing of Submission of Purchase Orders—Non-International Funds

Subject to the terms of the applicable Participant Agreement, all orders to purchase shares directly from any Fund (other than an International Fund) directly from a Fund must be placed for one or more Creation Units and in the manner and by 4:00 p.m. Eastern time or such earlier time that the Exchange or bond market closes (the “Cut-off Time”) in order to receive the NAV calculated on the Transmittal Date.  The “Transmittal Date” is the date on which such an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below).

Timing of Submission of Purchase Orders – International Funds

Subject to the terms of the applicable Participant Agreement, all orders to purchase shares directly from an International Fund on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:00 p.m. Eastern time and 5:00 p.m. Eastern time on the prior Business Day in order to receive the NAV calculated on the Transmittal Date.  For purposes of the International Funds, the “Transmittal Date” is the Business Day following the day on which such an order is submitted to purchase Creation Units (or an order to redeem Creation Units, as set forth below).

Intermediary Deadlines

Persons placing or effectuating custom orders and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the “Settlement Date,” which is generally the Business Day immediately following the Transmittal Date (“T+1”) for cash and the second Business Day following the Transmittal Date for domestic securities (“T+2”).

Orders Using the Clearing Process

If available, (portions of) orders may be settled through the Clearing Process.  In connection with such orders, the Distributor and transfer agent transmit, on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order.  Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Portfolio Deposit to each Fund, together with such additional information as may be required by the Distributor and transfer agent.  Cash Components will be delivered using either the Clearing Process or the Federal Reserve System.

Orders Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Portfolio Deposits will be made outside the Clearing Process.  Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will be effected through DTC.  The Portfolio Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of Deposit Securities (whether standard or custom) through DTC to each Fund account by 11:00 a.m., Eastern time, on T+1.  The Cash Component, along with any cash-in-lieu and Transaction Fee, must be transferred directly to the Custodian through the Federal Reserve System in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern Time, on T+1.  If the Custodian does not receive both the Deposit Securities and the cash by the appointed time, the order may be canceled.  A canceled order may be resubmitted the following Business Day but must conform to that Business Day’s Portfolio Deposit.  Authorized Participants that submit a canceled order will be liable to each Fund for any losses incurred by each Fund in connection therewith.

Orders involving foreign Deposit Securities are expected to be settled outside the Clearing Process.  Thus, upon receipt of an irrevocable purchase order, the Distributor will notify the Adviser and the Custodian of such order.  The Custodian, who will have caused the appropriate local sub-custodian(s) of each Fund to maintain an account into which an Authorized Participant may deliver Deposit Securities (or cash -in-lieu), with adjustments determined by each Fund, will then provide information of the order to such local sub-custodian(s).  The ordering Authorized Participant will then deliver the Deposit Securities (and any cash-in-lieu) to each Fund’s account at the applicable local sub-custodian.  The Authorized Participant must also make available on or before the contractual settlement date, by means satisfactory to each Fund, immediately available or same day funds in U.S. dollars estimated by each Fund to be sufficient to pay the Cash Component and Transaction Fee.  When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.  Settlement must occur by 2:00 p.m., Eastern Time, on the contractual settlement date.

Acceptance of Purchase Order

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by each Fund.  Each Fund’s determination shall be final and binding.

Each Fund reserves the absolute right to reject or revoke acceptance of a purchase order transmitted to it by the Distributor if (a) the order is not in proper form; (b) the investor(s), upon obtaining the shares ordered, would own 80% or more of the currently outstanding shares of each Fund; (c) the Deposit Securities delivered do not conform to the Deposit Securities for the applicable date; (d) acceptance of the Deposit Securities would have certain adverse tax consequences to each Fund; (e) the acceptance of the Portfolio Deposit would, in the opinion of counsel, be unlawful; (f) the acceptance of the Portfolio Deposit would otherwise, in the discretion of the Trust, Fund or the Adviser, have an adverse effect on the Trust, Fund or the rights of beneficial owners; or (g) in the event that circumstances outside the control of the Trust, the Distributor and the Adviser make it for all practical purposes impossible to process purchase orders.  Examples of such circumstances include acts of God; public service or utility problems resulting in telephone, telecopy or computer failures; fires, floods or extreme weather conditions; market conditions or activities causing trading halts; systems failures involving computer or other informational systems affecting the Trust, the Distributor, DTC, NSCC, the Adviser, each Fund’s Custodian, a sub-custodian or any other participant in the creation process; and similar extraordinary events.  The Distributor shall notify an Authorized Participant of its rejection of the order.  Each Fund, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Portfolio Deposits, and they shall not incur any liability for the failure to give any such notification.

Issuance of a Creation Unit

Once a Fund has accepted an order, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Creation Unit against receipt of payment, at such NAV.  The Distributor will transmit a confirmation of acceptance to the Authorized Participant that placed the order.

Except as provided below, a Creation Unit will not be issued until a Fund obtains good title to the Deposit Securities, along with any cash-in-lieu and Transaction Fee.  The delivery of Creation Units will generally occur no later than T+2.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date.  In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Deposit Securities, when a local sub-custodian has confirmed to the Custodian that the Deposit Securities (or cash-in-lieu) have been delivered to a Fund’s account with the sub-custodian, the Fund will issue and deliver the Creation Unit.  As stated above, Creation Units are generally delivered on T+2.  However, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.

A Fund may issue a Creation Unit prior to receiving good title to the Deposit Securities under the following circumstances if, pursuant to the applicable Participant Agreement, the relevant Authorized Participant provides an undertaking to deliver the missing Deposit Securities as soon as possible, which undertaking is secured by such Authorized Participant’s delivery of cash in U.S. dollars to the Custodian having a value equal to at least 105% of the value of the missing Deposit Securities (“Collateral”) as adjusted by time to time by the Adviser.  The Collateral will have a value greater than the NAV of the Creation Unit on the date the order is placed and must be delivered no later than 2:00 p.m., Eastern Time, on T+1.  The value of the missing Deposit Securities is marked to market daily and the amount of Collateral is adjusted to make sure the Collateral value is at least 105% of the marked value.  At any time, a Fund may use the Collateral to purchase the missing Deposit Securities, and the Authorized Participant will be liable to the Fund for any costs incurred thereby or losses resulting therefrom, whether or not they exceed the amount of the Collateral, including any Transaction Fee, any amount by which the purchase price of the missing Deposit Securities exceeds the market value of such securities on the Transmittal Date, brokerage and other transaction costs.  The Trust will return any unused Collateral once all of the missing Deposit Securities have been received by a Fund.  More information regarding a Fund’s current procedures for collateralization is available from the Funds.

Cash Purchase Method

When cash purchases of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind purchases In the case of a cash purchase, the investor must pay the cash equivalent of the Portfolio Deposit.  In addition, cash purchases will be subject to Transaction Fees, as described above.

The Funds reserve the right to offer purchases of Creation Units solely in cash if, on a given Business Day, a Fund announces before the open of trading that all purchases on that day will be made entirely in cash a Fund may also, on a given Business Day, require all Authorized Participants purchasing Creation Units on that day to deposit cash in lieu of some or all of the Deposit Securities because: (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of Foreign Funds holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances.

The Fund may also permit an Authorized Participant to deposit cash in lieu of some or all of the Deposit Securities because:  (i) such securities are not available in sufficient quantity or (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting.

Redeeming a Creation Unit

Shares of a Fund may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request made in proper form by the Distributor on any Business Day.  A Fund will not redeem Shares in amounts less than Creation Units.  The Bond Funds anticipate meeting redemptions primarily with cash. The Index Funds anticipate meeting redemptions primarily in kind.

Redemption Basket

The consideration received in connection with the redemption of a Creation Unit generally consists of an in-kind basket of designated securities (“Redemption Securities”) and an amount of cash in U.S. dollars (“Cash Component”).  Together, the Redemption Securities and the Cash Component constitute the “Redemption Basket.”

There can be no assurance that there will be sufficient liquidity in shares in the secondary market to permit assembly of a Creation Unit.  In addition, investors may incur brokerage and other costs in connection with assembling a Creation Unit.

The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the Redemption Securities.  Thus, the Cash Component is equal to the difference between (x) the NAV per Creation Unit of the Fund and (y) the market value of the Redemption Securities.  If (x) is more than (y), the Authorized Participant will receive the Cash Component from the Fund.  If (x) is less than (y), the Authorized Participant will pay the Cash Component to the Fund.

If the Redemption Securities on a Business Day are different from the Deposit Securities, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern Time), the Adviser through the Custodian makes available through NSCC the name and amount of each Redemption Security in the current Redemption Basket (based on information at the end of the previous Business Day) for a Fund and the (estimated) Cash Component, effective through and including the previous Business Day, per Creation Unit. If the Redemption Securities on a Business Day are different from the Deposit Securities, all redemption requests that day will be processed outside the Clearing Process.

The Redemption Securities may change as rebalancing adjustments and corporate action events are reflected from time to time by the Adviser in the Fund’s portfolio.  These adjustments will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Redemption Basket.

The right of redemption may be suspended or the date of payment postponed:  (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the shares or determination of the ETF’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Custom Redemptions and Cash-in-lieu

A Fund may, in its sole discretion, permit or require the substitution of an amount of cash (“cash-in-lieu”) to be added to the Cash Component to replace any Redemption Security.  The Fund may permit or require cash-in-lieu when, for example, a Redemption Security may not be available in sufficient quantity for delivery or may not be eligible for transfer through the systems of DTC or the Clearing Process.  Similarly, a Fund may permit or require cash-in-lieu of Redemption Securities when, for example, the Authorized Participant or its underlying investor is restricted under U.S. or local securities law or policies from transacting in one or more Redemption Securities.  Each Fund will comply with the federal securities laws in satisfying redemptions with Redemption Securities, including that the Redemption Securities are sold in transactions that would be exempt from registration under the 1933 Act.  All redemption requests involving cash-in-lieu are considered to be “Custom Redemptions.”

Redemption Requests

To redeem a Creation Unit, an Authorized Participant must submit an irrevocable redemption request to the Distributor.  An Authorized Participant will represent to the Fund that it will not attempt to place a redemption order for the purpose of redeeming any Creation Units, unless it first ascertains or has reasonable grounds to believe that as of the time of the settlement date:  (i) it, or its customer, as the case may be, will own outright (or have full legal authority and legal beneficial right to tender) the requisite number of Fund shares for redemption, and (ii) all of the shares that are in the Creation Unit to be redeemed have not been loaned or pledged to another party and are not the subject of a repurchase agreement, securities lending agreement or such other arrangement that would preclude the delivery of such shares to a Fund on the settlement date.  Each Fund reserves the absolute right, in its sole discretion, to verify these representations, but will typically require verification in connection with higher levels of redemption activity and /or short interest in a Fund.  If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of the requested representations, the redemption request will not be considered to be in proper form and may be rejected by a Fund.

Timing of Submission of Redemption Requests – Non-International Funds

Subject to the terms of the applicable Participant Agreement, all orders to redeem shares directly from any Fund (other than an International Fund) directly from a Fund must be placed for one or more Creation Units by the Cut-off Time in order to receive the NAV calculated on the Transmittal Date.

Timing of Submission of Redemption Requests – International Funds

Subject to the terms of the applicable Participant Agreement, all orders to redeem shares directly from an International Fund that invests a significant amount of its assets in foreign securities directly from the Funds on the next Business Day must be submitted as a “Future Dated Trade” for one or more Creation Units between 4:30 p.m. Eastern time and 5:30 p.m. Eastern time on the prior Business Day in order to receive the NAV calculated on the Transmittal Date. The Transmittal Date is the Business Day following the day on which such an order is submitted to redeem Creation Units.

Intermediary Deadlines

A redemption request is deemed received if (i) such order is received by the Distributor by the Cut-off Time on such day and (ii) all other procedures set forth in the Participant Agreement are properly followed.  Persons placing or effectuating Custom Redemptions and/or orders involving cash should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve System, which may impact the successful processing of such orders to ensure that cash and securities are transferred by the Settlement Date, as defined above.

Requests Using the Clearing Process

If available, (portions of) redemption requests may be settled through the Clearing Process.  In connection with such orders, the Distributor and transfer agent transmit on behalf of the Authorized Participant, such trade instructions as are necessary to effect the redemption.  Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Creation Unit(s) to a Fund, together with such additional information as may be required by the Distributor and transfer agent.  Cash Components will be delivered using either the Clearing Process or the Federal Reserve System, as described above.

Requests Outside the Clearing Process

If the Clearing Process is not available for (portions of) an order, Redemption Baskets will be delivered outside the Clearing Process.  Orders outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the redemption will be effected through DTC.  The Authorized Participant must transfer or cause to be transferred the Creation Unit(s) of shares being redeemed through the book-entry system of DTC so as to be delivered through DTC to the Custodian by 10:00 a.m., Eastern Time, on received T+1.  In addition, the Cash Component must be received by the Custodian by 12:00 p.m., Eastern Time, on T+1.  If the Custodian does not receive the Creation Unit(s) and Cash Component by the appointed times on T+1, the redemption will be rejected, except in the circumstances described below.  A rejected redemption request may be resubmitted the following Business Day.

Orders involving foreign Redemption Securities are expected to be settled outside the Clearing Process.  Thus, upon receipt of an irrevocable redemption request, the Distributor will notify the Adviser and the Custodian.  The Custodian will then provide information of the redemption to the Fund’s local sub-custodian(s).  The redeeming Authorized Participant, or the investor on whose behalf is acting, will have established appropriate arrangements with a broker-dealer, bank or other custody provider in each jurisdiction in which the Redemption Securities are customarily traded and to which such Redemption Securities (and any cash-in-lieu) can be delivered from the Fund’s accounts at the applicable local sub-custodian(s).

Acceptance of Redemption Requests

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust.  The Trust’s determination shall be final and binding.

Delivery of Redemption Basket

Once a Fund has accepted a redemption request, upon next determination of the Fund’s NAV, the Fund will confirm the issuance of a Redemption Basket, against receipt of the Creation Unit(s) at such NAV, any cash-in-lieu and Transaction Fee.  A Creation Unit tendered for redemption and the payment of the Cash Component, any cash-in-lieu and Transaction Fee will be effected through DTC. The Authorized Participant, or the investor on whose behalf it is acting, will be recorded on the book-entry system of DTC.

The Redemption Basket will generally be delivered to the redeeming Authorized Participant within T+2.  Except under the circumstances described below; however, a Redemption Basket generally will not be issued until the Creation Unit(s) are delivered to a Fund, along with the Cash Component, any cash-in-lieu and Transaction Fee.

In certain cases, Authorized Participants will create and redeem Creation Units on the same trade date.  In these instances, the Trust reserves the right to settle these transactions on a net basis.

With respect to orders involving foreign Redemption Securities, a Fund may settle Creation Unit transactions on a basis other than T+2 in order to accommodate foreign market holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates (that is the last day the holder of a security can sell the security and still receive dividends payable on the security), and in certain other circumstances.  When a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period.

Cash Redemption Method.  The Funds reserve the right to redeem Creation Units solely in cash if, on a given Business Day, a Fund announces before the open of trading that all redemptions on that day will be made entirely in cash.  A Fund may also on a given Business Day, requires all Authorized Participants redeeming Creation Units on that day to receive cash in lieu of some or all of the Deposit Securities because:  (i) such securities are not eligible for transfer either through the NSCC or DTC or (ii) in the case of a Fund that invests a significant amount of its assets in foreign securities holding non-U.S. investments, such securities are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances.  The Funds may also permit an Authorized Participant to receive cash in lieu of some or all of the Deposit Securities because: (i) such securities are not available in sufficient quantity, (ii) such securities are not eligible for trading by an Authorized Participant or the investor on whose behalf the Authorized Participant is acting, or (iii) a holder of Shares of a Fund holding non-U.S. investments would be subject to unfavorable income tax treatment if the holder receives redemption proceeds in kind.  When cash redemptions of Creation Units are available or specified for a Fund, they will be effected in essentially the same manner as in-kind redemptions.  In the case of a cash redemption, the investor will receive the cash equivalent of the Redemption Basket minus any Transaction Fees, as described above.

Performance Comparisons

From time to time a Fund may publish the ranking of its performance by Thomson Reuters Lipper, Inc. (“Lipper”), a widely-recognized independent mutual fund monitoring service.  Lipper monitors the performance of regulated investment companies and ranks the performance of the Funds against all other funds in similar categories, for both equity and fixed income funds.  The Lipper performance rankings are based on total return that includes the reinvestment of capital gains distributions and income dividends but does not take sales charges or taxes into consideration.

From time to time a Fund may publish its rating by Morningstar, Inc., an independent mutual fund monitoring service that rates mutual funds, in broad investment categories (domestic equity, international equity, taxable bond, or municipal bond) monthly, based upon each Fund’s three-, five- and ten-year average annual total returns (when available) and a risk adjustment factor that reflects Fund performance relative to three-month U.S. Treasury bill monthly returns.  Such returns are adjusted for fees and sales loads.  There are five rating categories with a corresponding number of stars:  highest (5), above average (4), neutral (3), below average (2) and lowest (1).

The total return on an investment made in a Fund may be compared with the performance for the same period of one or more broad-based securities market indices, as described in the Prospectus.  These indices are unmanaged indices of securities that do not reflect reinvestment of capital gains or take investment costs into consideration, as these items are not applicable to indices.  The Funds’ total returns also may be compared with the Consumer Price Index, a measure of change in consumer prices, as determined by the U.S. Bureau of Labor Statistics.

From time to time, the yields and the total returns of the Funds may be quoted in and compared to other mutual funds with similar investment objectives in advertisements, shareholder reports or other communications to shareholders.  A Fund also may include calculations in such communications that describe hypothetical investment results.  (Such performance examples are based on an express set of assumptions and are not indicative of the performance of any Fund.)  Such calculations may from time to time include discussions or illustrations of the effects of compounding in advertisements.  “Compounding” refers to the fact that, if dividends or other distributions on a Fund’s investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment.  As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash.

A Fund also may include discussions or illustrations of the potential investment goals of a prospective investor (including but not limited to tax and/or retirement planning), investment management techniques, policies or investment suitability of a Fund, economic conditions, legislative developments (including pending legislation), the effects of inflation and historical performance of various asset classes, including but not limited to stocks, bonds and U.S. Treasury bills.

From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund, as well as the views of the Adviser as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund).  A Fund also may include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stock, bonds and U.S. Treasury bills, as compared to an investment in shares of a Fund, as well as charts or graphs that illustrate strategies such as dollar cost averaging and comparisons of hypothetical yields of investment in tax-exempt versus taxable investments.  In addition, advertisements or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund.  Such advertisements or communications may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  With proper authorization, a Fund may reprint articles (or excerpts) written regarding a Fund and provide them to prospective shareholders.  The Funds’ performance information is generally available by calling toll free 800-539-FUND (800-539-3863).

Investors also may judge, and a Fund may at times advertise, the performance of a Fund by comparing it to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies, which performance may be contained in various unmanaged mutual fund or market indices or rankings.  In addition to yield information, general information about a Fund that appears in a publication may also be quoted or reproduced in advertisements or in reports to shareholders.

Advertisements and sales literature may include discussions of specifics of a portfolio manager’s investment strategy and process, including, but not limited to, descriptions of security selection and analysis.  Advertisements may also include descriptive information about the investment adviser, including, but not limited to, its status within the industry, other services and products it makes available, total assets under management and its investment philosophy.

When comparing yield, total return and investment risk of an investment in shares of a Fund with other investments, investors should understand that certain other investments have different risk characteristics than an investment in shares of a Fund.  For example, CDs may have fixed rates of return and may be insured as to principal and interest by the FDIC, while a Fund’s returns will fluctuate and its share values and returns are not guaranteed.  Money market accounts offered by banks also may be insured by the FDIC and may offer stability of principal.  U.S. Treasury securities are guaranteed as to principal and interest by the full faith and credit of the U.S. government.

MANAGEMENT OF THE TRUST

Board Leadership Structure

The Trust is governed by a Board of Trustees consisting of ten Trustees, nine of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”).  The Chair of the Board is an Independent Trustee, who functions as the lead Trustee.  The Chair serves as liaison between the Board and its Committees, and the Adviser and other service providers.  The Chair is actively involved in setting the Board meeting agenda, and participates on certain of the Board’s Committees.

Board Role in Risk Oversight

In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function.  Matters regularly reported to the Board or a designated committee include certain risks involving the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance.  The Board has delegated to the Audit and Risk Oversight Committee overall responsibility for reviewing reports relating to compliance and enterprise risk, including operational risk and personnel.  The Board has delegated to the Compliance Committee overall responsibility for reviewing reports related to the Trust’s compliance program and the Chief Compliance Officer.  The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk, liquidity risk and market risk).

Trustees and Officers

The following tables list the Trustees and Officers, their ages, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), or who file reports under that Act.  Each Trustee oversees 26 portfolios in the Trust, 42 portfolios in Victory Portfolios, and 9 portfolios in Victory Variable Insurance Funds, each a registered investment company that, together with the Trust, comprise the Victory Fund Complex.  There is no defined term of office, and each Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor.  Each Trustee’s and Officer’s address is c/o Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, OH 44144.

Independent Trustee

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David Brooks Adcock, 67	Trustee	May 2015	Consultant (since 2006).	Chair and Trustee, Turner Funds (December 2016 – December 2017).

Nigel D.T. Andrews, 71	Vice Chair and Trustee	May 2015	Retired.	Director, TCG BDC II, Inc. (since 2017); Director, TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.) (since 2012); Director, Old Mutual US Asset Management (2002 – 2014).

E. Lee Beard, 67*	Trustee	May 2015	Retired (since 2015); Consultant, The Henlee Group, LLC (consulting) (2005 – 2015).	None.

Dennis M. Bushe, 75	Trustee	July 2016	Retired.	Trustee, RS Investment Trust and RS Variable Products Trust (November 2011 – July 2016).

Sally M. Dungan, 64	Trustee	May 2015	Chief Investment Officer, Tufts University (since 2002).	None.

John L. Kelly, 65	Trustee	May 2015

Partner, McCarvill Capital Partners (September 2016 – September 2017); Advisor (January 2016 – April 2016) and Managing Partner (August 2014 – January 2016), Endgate Commodities LLC; Chief Operating Officer, Liquidnet Holdings, Inc. (2011 – 2014).

Director, Caledonia Mining Corporation (since May 2012).

David L. Meyer, 61*	Trustee	May 2015	Retired.	None.

Gloria S. Nelund, 57	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm.	TriLinc Global Impact Fund, LLC (since 2012); Trustee, RS Investment Trust and RS Variable Products Trust (November 2007 – July 2016).

Leigh A. Wilson, 74	Chair and Trustee	May 2015	Private Investor.	Chair (since 2013), Caledonia Mining Corporation.

Interested Trustee

Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Other Directorships Held During the Past 5 Years
David C. Brown, 46**	Trustee	May 2015

Chairman and Chief Executive Officer (since 2013), Co-Chief Executive Officer, (2011 – 2013), Victory Capital Management Inc.; Chairman and Chief Executive Officer (since 2013), Victory Capital Holdings, Inc.

None.

*The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

**Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Trustee Qualifications

The following summarizes the experience and qualifications of the Trustees.

•                                          David Brooks Adcock.  Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions.  He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association.  The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.

•                                          Nigel D.T. Andrews.  Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital.  He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange.  Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s US asset management business, where he also served on the audit and risk committee.  Mr. Andrews also served as a Governor of the London Business School.  He serves as a director of TCG BDC II, Inc. and TCG BDC I, Inc. (formerly Carlyle GMS Finance, Inc.), each a business development company.  The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

•                                          E. Lee Beard.  Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured, depository institutions.  As such,

Ms. Beard is familiar with issues relating to audits of financial institutions.  The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.

•                                          David C. Brown.  Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser, and, as such is an “interested person” of the Trust.  Previously, he served as Co-Chief Executive Officer (2011– 2013), and President — Investments and Operations (2010 – 2011) and Chief Operating Officer (2004 – 2011) of the Adviser.  The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.

•                                          Dennis M. Bushe.  Mr. Bushe has experience in fixed income investment management and research.  He is a former chief investment risk officer of a large investment management firm.  Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•                                          Sally M. Dungan.  Ms. Dungan, a Chartered Financial Analyst, has been in the investment and financial management business for many years.  She currently serves as Chief Investment Officer for Tufts University, a position she has held since 2002, and previously served as Director of Pension Fund Management for Siemens Corporation (2000 – 2002), Deputy Chief Investment Officer and Senior Investment Officer of Public Markets of the Pension Reserves Investment Management Board of the Commonwealth of Massachusetts (1995 – 2000) and Administrative Manager for Lehman Brothers (1990 – 1995).  Ms. Dungan has served on the boards, including their audit and investment committees, of private institutions and mutual funds.  The Board believes Ms. Dungan’s extensive knowledge of the investment process and financial markets qualifies her to serve as a Trustee.

•                                          John L. Kelly.  Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services.  He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011.  The Board believes that this experience qualifies him to serve as a Trustee.

•                                          David L. Meyer.  For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the board of other mutual funds for many years.  The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.

•                                          Gloria S. Nelund.  Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms.  Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm.  Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust.

•                                          Leigh A. Wilson.  Mr. Wilson served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector.  He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange.  As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies.  He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors.  He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006.  The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.

Committees of the Board

The following standing Committees of the Board are currently in operation:  Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda.  In addition to these standing Committees, the Board may form temporary Special Committees to address particular areas of concern.  Any Committee may form a Sub-Committee to address particular areas of concern to that Committee.

•                                          The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Mr. Meyer (Chair), Mr. Adcock, Ms. Beard, Mr. Kelly and Mr. Wilson.  The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act.  The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel.  The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.

•                                          The members of the Compliance Committee are Mr. Adcock (Chair), Ms. Beard, Mr. Kelly and Mr. Meyer.  The Compliance Committee oversees matters related to the Funds’ compliance program and compliance with applicable laws, rules and regulations and meets regularly with the Trust’s Chief Compliance Officer.

•                                          The members of the Continuing Education Committee are Mr. Meyer (Chair), Ms. Beard and Ms. Dungan.  The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.

•                                          The members of the Investment Committee are Ms. Dungan (Chair), Mr. Andrews, Mr. Bushe, Ms. Nelund and Mr. Wilson.  The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of the Funds’ investment advisory agreements.

•                                          The members of the Service Provider Committee are Ms. Beard (Chair), Mr. Adcock, Mr. Kelly and Mr. Meyer.  This Committee oversees the negotiation of the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.

•                                          The Board Governance and Nominating Committee consists of all of the Independent Trustees.  Mr. Andrews currently serves as the Chair of this Committee.  The functions of this Committee are:  to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically to coordinate and facilitate an evaluation of the performance of the Board.

•                                          The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.

During the fiscal year ended August 31, 2018, the Board held eight meetings.  The Audit and Risk Oversight Committee held four meetings; the Compliance Committee held four meetings; the Investment Committee held four meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held five meetings.  The Continuing Education Committee met informally during the fiscal year.

Officers of the Trust

The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations.  The officers of the Trust, their ages, the length of time served, and their principal occupations during the past five years, are detailed in the following table.  Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor.  The mailing address of each officer of the Trust is 4900 Tiedeman Road, 4th Floor, Brooklyn OH 44144.  The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Age	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Christopher K. Dyer, 57	President	May 2015	Director of Mutual Fund Administration, the Adviser.

Scott A. Stahorsky, 49	Vice President	May 2015	Manager, Fund Administration, the Adviser (since 2015); Senior Analyst, Fund Administration, the Adviser (prior to 2015).

Erin G. Wagner, 45	Secretary	May 2015	Associate General Counsel, the Adviser (since 2013).

Allan Shaer, 53	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011 – 2016).

Christopher Ponte, 34	Assistant Treasurer	December 2017	Manager, Fund Administration, the Adviser (since 2017); Senior Analyst, Fund Administration, the Adviser (prior to 2017); Principal Financial Officer, Victory Capital Advisers, Inc. (since 2011).

Colin Kinney, 45	Chief Compliance Officer	July 2017	Chief Compliance Officer (since 2013) and Chief Risk Officer (2009 – 2017), the Adviser.

Charles Booth, 58	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Director, Regulatory Administration and CCO Support Services, Citi Fund Services Ohio, Inc.

Jay G. Baris, 65	Assistant Secretary	May 2015	Partner, Shearman and Sterling LLP (since January 2018); Partner, Morrison & Foerster LLP (2011– January 2018).

Trustees’ Fund Ownership

The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by the Trustees as of December 31, 2018.  No Independent Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex).  As of December 31, 2018, the Trustees and officers as a group owned beneficially less than 1% of each class of outstanding shares of those series of the Trust.

Independent Trustees

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	N/A	Over $100,000

Mr. Andrews	N/A	Over $100,000

Ms. Beard	N/A	Over $100,000

Mr. Bushe	N/A	Over $100,000

Ms. Dungan	N/A	Over $100,000

Mr. Kelly	N/A	Over $100,000

Mr. Meyer	N/A	Over $100,000

Ms. Nelund	N/A	$50,001 – $100,000

Mr. Wilson	N/A	Over $100,000

Interested Trustee

Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown	N/A	Over $100,000

Compensation of Trustees and Officers

Effective January 1, 2018, the Victory Fund Complex pays each Independent Trustee $312,000 per year for his or her services to the Complex.  Immediately prior to that date, the Victory Fund Complex paid each Independent Trustee $283,000 per year for his or her services to the Complex.  In each case, the Board Chair is paid an additional retainer of 50% of the base retainer per year.  The Board reserves the right to award reasonable compensation to any Interested Trustee.  No “interested persons” who serve as a Trustee of the Trust receive any compensation for their services as Trustee.

The following tables indicate the compensation received by each Trustee from the Funds and from the Victory Fund Complex for the fiscal year ended August 31, 2018.  As of August 31, 2018, there were 72 funds in the Victory Fund Complex for which the Trustees listed below were compensated.  The Trust does not maintain a retirement plan for its Trustees.

Independent Trustees

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock	$0	$304,750
Mr. Andrews	$0	$304,750
Ms. Beard	$0	$304,750
Mr. Bushe	$0	$304,750
Ms. Dungan	$0	$304,750
Mr. Kelly	$0	$304,750
Mr. Meyer	$0	$304,750
Ms. Nelund	$0	$304,750
Mr. Wilson	$0	$457,125

Interested Trustee

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Brown*	0	0

*Mr. Brown is an “Interested Person” by reason of his relationship with Victory Capital Management Inc.

Deferred Compensation

Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”).  Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.  The following table includes the deferred compensation of the Trustees currently serving on the Board:

Trustee	Aggregate Compensation from the Funds		Total Compensation from the Victory Fund Complex
Mr. Adcock	$	N/A	$23,400
Mr. Andrews	$	N/A	$152,100
Mr. Bushe	$	N/A	$234,000

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Victory Capital Management Inc. (the “Adviser”), a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds.  The Adviser’s principal business address is 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.  Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs.  The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies and restrictions.  The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation.  As of December 31, 2018, the Adviser and its affiliates managed and advised assets totaling in excess of $52.7 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high-net-worth individuals and mutual funds.

The Adviser is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing.

The Advisory Agreement

The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated as of May 21, 2015, as amended (the “Advisory Agreement”).  Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Additional Information—Miscellaneous”) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose.  The Advisory Agreement is terminable as to any particular Fund at any time on 60 days written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the

Trustees, or as to all applicable Funds by the Adviser.  The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.

The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.

Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser.  In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.

The following schedule lists the advisory fee of each Fund, as an annual percentage of its average daily net assets:

Fund	Advisory Fee
VictoryShares USAA MSCI USA Value Momentum ETF	0.15%
VictoryShares USAA MSCI USA Small Cap Value Momentum ETF	0.15%
VictoryShares USAA MSCI International Value Momentum ETF	0.25%
VictoryShares USAA MSCI Emerging Markets Value Momentum ETF	0.30%
VictoryShares USAA Core Short-Term Bond ETF	0.25%
VictoryShares USAA Core Intermediate-Term Bond ETF	0.30%

For the fiscal year ended August 31, 2018, total management fees (gross of any applicable waivers and/or reimbursements) paid to the Predecessor Funds’ investment adviser were as follows:

Predecessor Fund	2018
USAA MSCI USA Value Momentum Blend Index ETF	$305,746
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	$49,420
USAA MSCI International Value Momentum Blend Index ETF	$400,822
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	$288,292
USAA Core Short-Term Bond ETF	$95,860
USAA Core Intermediate-Term Bond ETF	$257,314

As a result of the Predecessor Funds’ expense limitations, for the fiscal year ended August 31, 2018, the Predecessor Funds’ investment adviser reimbursed the Predecessor Funds as follows:

Predecessor Fund	2018
USAA MSCI USA Value Momentum Blend Index ETF	$101,915
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	$16,473
USAA MSCI International Value Momentum Blend Index ETF	$80,165
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	$48,049
USAA Core Short-Term Bond ETF	$19,172
USAA Core Intermediate-Term Bond ETF	$42,886

Management Fee Waiver/Expense Reimbursement

The Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund do not exceed a certain percentage for a predetermined amount of time.  In these instances, the fee and expense table in the Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual fund operating expenses.  Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to the lesser of any operating expense limits in effect at the time of:  (a) the original waiver or expense reimbursement; or (b) the recoupment.  This agreement may only be terminated by the Board of Trustees.  From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund.  These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.

Manager of Managers Structure

Subject to the review and approval of the Board, and notice to shareholders, the Funds may adopt a “manager of managers” structure in the future.  In a manager of managers structure, the Adviser implements the Funds’ investment strategies primarily by selecting one or more sub-advisers, rather than relying on its portfolio managers.  To the extent that the Funds rely on a manager of managers structure in the future, the Adviser could enter into one or more sub-advisory agreements without first obtaining shareholder approval when the Adviser and the Board believe that the selection of the sub-adviser would benefit a Fund and its shareholders.  In evaluating a prospective sub-adviser, the Adviser would consider, among other things, the firm’s experience, investment philosophy and historical performance.  The Adviser would remain ultimately responsible for supervising, monitoring and evaluating the performance of any sub-adviser retained to manage a Fund.  The Funds have received an order from the SEC enabling them to adopt a manager of managers structure, and they may rely on that order or any amended or superseding order obtained in the future (together, the “SEC Order”).

To the extent a Fund relies on the SEC Order, the Fund and the Adviser will comply with the relevant restrictions and conditions contained in the SEC Order, which are designed to protect Fund shareholders from potential conflicts of interests, including a requirement that the Fund notify shareholders and provide them with certain information in connection with the retention of any new sub-adviser or a material amendment of any existing sub-adviser agreement.

Portfolio Managers

This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Other Accounts

The following table sets forth other accounts for which the Funds’ portfolio managers were primarily responsible for the day-to-day portfolio management as of the fiscal period ended March 31, 2019.

	Number of Other Accounts Managed and Assets by Account Type			Number of Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)	Registered Investment Companies # of Accts Total Assets (millions)	Other Pooled Investment Vehicles # of Accts Total Assets (millions)	Other Accounts # of Accts Total Assets (millions)
USAA Core Short-Term Bond ETF
James F. Jackson Jr.	9 / $22,913	—	—	5 / $18,313	—	—
R. Neal Graves	9 / $22,913	—	—	5 / $18,313	—	—
Kurt Daum	5 / $17,474	—	—	4 / $17,250	—	—
Julianne Bass	5 / $17,474	—	—	4 / $17,250	—	—
Brian Smith	5 / $15,669	—	—	4 / $15,445	—	—
John Spear	5 / $17,474	—	—	4 / $17,250	—	—
USAA Core Intermediate-Term Bond ETF
James F. Jackson Jr.	9 / $22,913	—	—	5 / $18,313	—	—
R. Neal Graves	9 / $22,913	—	—	5 / $18,313	—	—
Kurt Daum	5 / $17,322	—	—	4 / $17,250	—	—
Julianne Bass	5 / $17,322	—	—	4 / $17,250	—	—
Brian Smith	5 / $15,517	—	—	4 / $15,445	—	—
John Spear	5 / $17,322	—	—	4 / $17,250	—	—
USAA MSCI USA Value Momentum Blend Index ETF
Mannik Dhillon	18 / $3,640	5 / $241	1 / $13	13 / $13,388	—	—
Wasif Latif	34 / $32,820	—	—	13 / $13,388	—	—
Lance Humphrey	30 / $21,538	—	—	12 / $12,384	—	—
USAA MSCI USA Small Cap Value Momentum Blend Index ETF
Mannik Dhillon	18 / $3,640	5 / $241	1 / $13	13 / $13,388
Wasif Latif	34 / $33,145	—	—	13 / $13,388	—	—
Lance Humphrey	30 / $21,863	—	—	12 / $12,384	—	—
USAA MSCI International Value Momentum Blend Index ETF
Mannik Dhillon	18 / $3,640	5 / $241	1 / $13	13 / $13,388	—	—
Wasif Latif	34 / $32,931	—	—	13 / $13,388	—	—
Lance Humphrey	30 / $21,649	—	—	12 / $12,384	—	—
USAA MSCI Emerging Markets Value Momentum Blend Index ETF
Mannik Dhillon	18 / $3,640	5 / $241	1 / $13	13 / $13,388	—	—
Wasif Latif	34 / $33,068	—	—	13 / $13,388	—	—
Lance Humphrey	30 / $21,787	—	—	12 / $12,384	—	—

Fund Ownership

As of August 31, 2018, no portfolio managers beneficially owned any shares of the Funds.

Portfolio Manager Compensation for Calendar Year 2019

For the year ending December 31, 2019, the following description will apply to the compensation of the portfolio managers who are part of the USAA Investments franchise and Victory Solutions platform who were previously employees of AMCO.  Mr. Dhillon, who was not previously employed by AMCO, will be compensated for 2019 as disclosed below under “Portfolio Manager Compensation after Calendar Year 2019.”

The compensation structure for portfolio managers includes a base salary, a performance-based bonus, and an annual short-term corporate incentive and long-term incentive compensation. Base salary is determined by the salary range for their official position, which is influenced by market and competitive considerations. The base salary is fixed but can change each year as a result of the portfolio manager’s annual evaluation and interim evaluation, or if the portfolio manager is promoted.

Each portfolio manager also is eligible to receive an incentive payment based on the performance of the Funds managed by the portfolio manager relative to predetermined benchmarks over one-, three-, and five-year periods. The benchmarks used include broad-based market indexes, a composite of broad-based market indexes or applicable Lipper or iMoneyNet, Inc. category. Greater weight generally is placed on the five-year performance of a USAA Fund relative to its benchmark.

The Bloomberg Barclays US 1-3 year Credit Bond Index Benchmark will be used to measure the portfolio managers’ performance for the USAA Core Short-Term Bond ETF. The Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index will be used to measure the portfolio managers’ performance of the USAA Core Intermediate-Term Bond ETF.

Portfolio managers also are eligible to receive an annual corporate bonus based on the attainment of certain corporate and individual performance metrics. In addition, portfolio managers have a long-term incentive compensation component.  The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company.  There is an ongoing equity pool granted to certain employees based on their contribution to the firm.  Eligibility for participation in these incentive programs depends on the individual’s performance and seniority.

The following description will apply to the compensation of the portfolio managers who are part of the USAA Investments franchise and Victory Solutions platform (except Mr. Dhillon) for years beginning January 1, 2020 or later. The following description applies to the compensation of Mr. Dhillon for the years ending December 31, 2019 or later.

The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the portfolio manager’s level of experience and expertise. The Adviser monitors each portfolio manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent, third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.

Members of the Adviser’s Victory Solutions platform may earn incentive compensation based on the performance of the Victory Solutions platform. Members of the Adviser’s other investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by that team. The chief investment officer or a senior member of the team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the portfolio manager’s level of experience and expertise in the portfolio manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a portfolio manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Conflicts of Interest

The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds.  A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee.  A portfolio manager also may make personal investments in accounts they manage or support.  The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of:  (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts.  In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues.  Victory Capital has adopted numerous compliance policies and procedures, including a Code of Ethics, brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Victory Capital has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of Victory Capital investment franchises and employees in order to detect and address potential and actual conflicts of interest.  However, there can be no assurance that Victory Capital’s compliance program will achieve its intended result.

Compliance Services

Effective July 1, 2017, the Trust’s Chief Compliance Officer (“CCO”) is an employee of the Adviser, which pays the compensation of the CCO and his support staff.  The Trust has entered into an Agreement to Provide Compliance Services (the “Compliance Agreement”) with the Adviser, pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under the 1940 Act.  The Funds in the Victory Funds complex, in the aggregate, compensate the Adviser for these services.

Administrator and Fund Accountant

Victory Capital serves as administrator and fund accountant to the Funds pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”).  Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator to the Funds pursuant to an agreement with Victory Capital dated October 1, 2015, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”).  As administrator, Victory Capital will supervise the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator, but excluding those that Victory Capital provides as investment adviser, subject to the supervision of the Board.

Effective November 7, 2016, under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital will render to the Funds, the Trust, Victory Portfolios (“VP”) and Victory Variable Insurance Funds (“VVIF”) pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP and VVIF: 0.08% of the first $15 billion, plus 0.05% of the next $15 billion, plus 0.04% of aggregate net assets in excess of $30 billion.  Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders.  In addition, the Trust, VP and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement.

Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator.  Unless sooner terminated, the

Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is specifically approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Trustees who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Agreement.  The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.

Under the Administration and Fund Accounting Agreement, Victory Capital will:  coordinate the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; draft shareholder communications, including annual and semi-annual reports; administer the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinate the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assist with regulatory compliance; supply individuals to serve as Trust officers; prepare Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Victory Capital will also perform fund accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant.  The fund accountant calculates each Fund’s NAV, the dividend and capital gain distribution, if any, and the yield.  The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds.  The fees that Citi will receive for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant” below.

Under an Administration and Operating Services Agreement with the Predecessor Funds, AMCO was obligated on a continuous basis to provide, or arrange for the provision of, certain administrative and operational services which are necessary for the day-to-day operations of the Predecessor Funds in the manner and on the terms and conditions of the Agreement.  AMCO generally assisted in all aspects of the Predecessor Funds’ operations; supplied and maintained office facilities, statistical and research data, data processing services, clerical, accounting, bookkeeping and recordkeeping services (including without limitation the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agents), internal auditing, executive and administrative services, and stationery and office supplies; prepared and file tax returns; supplied supporting documentation for meetings of the board; provided and maintained an appropriate fidelity bond; processed and coordinate purchases and redemptions and coordinated and implemented wire transfers in connection therewith; executed orders under any offer of exchange involving concurrent purchases and redemptions of shares of one or more funds in the USAA family of funds; responded to shareholder inquiries; assisted in processing shareholder proxy statements, reports, prospectuses, and other shareholder communications; furnished statements and confirms of all account activity; responded to shareholder complaints and other correspondence; and negotiated arrangements with, and supervised and coordinated the activities of, agents and others to supply services.

Additionally, under the terms of the Administration and Operating Services Agreement, AMCO agreed to be responsible for all operating expenses of the USAA Trust, except Rule 12b-1 distribution and/or service fees, taxes, brokerage commissions and transaction costs, acquired fund fees and expenses, and extraordinary expenses.

In consideration of the services rendered by AMCO and its agents pursuant to the Administration and Operating Services Agreement, the Predecessor Funds paid to AMCO, an annualized fee, which was paid monthly, based on the average daily net assets of each Predecessor Fund as set forth below:

Predecessor Fund	Annual Administration and Operating Services Fee (% of average daily net assets)
USAA MSCI USA Value Momentum Blend Index ETF	0.10%
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	0.15%
USAA MSCI International Value Momentum Blend Index ETF	0.15%
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	0.20%
USAA Core Short-Term Bond ETF	0.15%
USAA Core Intermediate-Term Bond ETF	0.15%

For the fiscal year ended August 31, 2018, administration and servicing fees were as follows:

Predecessor Fund	2018
USAA MSCI USA Value Momentum Blend Index ETF	$203,830
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	$49,420
USAA MSCI International Value Momentum Blend Index ETF	$240,493
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	$192,194
USAA Core Short-Term Bond ETF	$57,516
USAA Core Intermediate-Term Bond ETF	$128,657

State Street Bank and Trust Company (“SSBT”), P.O. Box 1713, Boston, Massachusetts 02105, served as the Predecessor Funds’ accounting agent.

Sub-Administrator and Sub-Fund Accountant

Citi serves as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Agreement.  Citi will assist in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.

Under the Sub-Administration and Sub-Fund Accounting Agreement, for the sub-administration services that Citi renders to the Funds, other series of the Trust and the series of Victory Portfolios (VP), Victory Variable Insurance Funds (VVIF) and USAA Mutual Funds Trust (“MFT” and together with the Trust, VP and VVIF, the “Victory Trusts”), Victory Capital pays Citi a fee, computed daily and paid monthly, at the following annual rates: 0.011% of the first $50 billion of aggregate net assets of the Victory Trusts net assets; plus 0.01% of aggregate net assets of Trust, VP, VPII and VVIF net assets from $50 billion to $100 billion; plus 0.0085% of aggregate net assets of the Victory Trusts net assets from $100 billion to $125 billion; plus 0.0065% of aggregate Victory Trusts net assets in excess of $125 billion. Citi may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the net income of the Funds available for distribution to shareholders. Additional fees apply for providing certain services relating to implementing the new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act. In addition, the Victory Trusts reimburse Citi for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Sub-Administration and Sub-Fund Accounting Agreement.

Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter. Board reviews, but does not approve.  The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.

Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and makes disbursements; calculates capital gain and distribution information; will register the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN and N-PORT; coordinates dividend payments; will calculate the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; will monitor the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and Trustees’ and officers’/errors and omissions insurance policies for the Trust; and will assist in the annual audit of the Funds.

Transfer Agent

Citibank, N.A. (“Citibank”), located at 388 Greenwich St., New York, New York 10013, is expected to serve as transfer agent for the Funds pursuant to a Transfer Agency Services Agreement.  Under its agreement with the Funds, Citibank has agreed, among other things, to (1) perform and facilitate the performance of purchases and redemptions of Creation Units by Authorized Participants; (2) record and calculate the number of outstanding Fund shares; (3) maintain shareholder accounts; (4) perform duties relating to anti-money laundering and identity theft prevention; and (5) make periodic reports to the Board and regulators regarding its operations.

SSBT, P.O. Box 1713, Boston, Massachusetts 02105, served as the Predecessor Funds’ transfer agent.  For its services under the Transfer Agency Agreement, AMCO, on behalf of the shares of each Predecessor Fund, paid SSBT a fee equal to $15,600 per Predecessor Fund per year.  The fee paid to SSBT included processing of all transactions and correspondence.

Custodian

General.  Citibank serves as the custodian of each Fund’s assets pursuant to a Master Global Custodial Services Agreement dated August 19, 2015, as amended.  Citibank’s responsibilities will include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments.  Pursuant to the Custody Agreement, Citibank will also maintain original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser.  Citibank may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under its respective custody agreement.

Foreign Custody.  Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets.  Accordingly, the Board delegated these responsibilities to Citibank pursuant to the Master Global Custodial Services Agreement.  As Foreign Custody Manager, Citibank must (a) determine that the assets of the International Funds held by a foreign subcustodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures.  In determining appropriateness, Citibank will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities.  Citibank will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.

SSBT, P.O. Box 1713, Boston, Massachusetts 02105, served as the Predecessor Funds’ custodian.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units (the “Distributor”) for the Funds on an agency basis.  The Trust has entered into a Distribution Agreement dated February 24, 2017 (“Distribution Agreement”), under which the Distributor receives orders from Authorized Participants to create and redeem shares in Creation Unit aggregations and transmits such orders to the Trust’s Custodian and transfer agent.  The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101.  The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).  Shares will be continuously offered for sale only in Creation Units.  Shares in less than a Creation Unit are not distributed by the Distributor.  The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.  No compensation is payable by the Trust to the Distributor for such distribution services.  However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement.

The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust.  The Distributor will deliver Prospectuses and, upon request, SAIs to persons purchasing Creation Units and will maintain records of orders placed with it.  The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares.  Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter.  The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement is terminable, without penalty, by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.  The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Under the Distribution Agreement, the Distributor, as agent for the Trust, will solicit orders for the purchase of shares, provided that any subscriptions and orders will not be binding on the Trust until accepted by the Trust.  The Distributor will deliver Prospectuses and, upon request, SAIs to persons purchasing Creation Units and will maintain records of orders placed with it.  The Distributor is a broker-dealer registered under the Exchange Act and a member of FINRA.

The Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of shares.  Such Soliciting Dealers may also be Authorized Participants (as discussed in “Procedures for Creation of Creation Units” below) or DTC participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not “interested persons” of the Trust and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval.  The Distribution Agreement is terminable, without penalty, by the Trust on 60 days’ written notice when authorized either by majority vote of its outstanding voting Shares or by a vote of a majority of its Board (including a majority of the Independent Trustees), or by the Distributor on 60 days’ written notice, and will automatically terminate in the event of its assignment.  The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

The USAA ETF Trust had an agreement with USAA Investment Management Company (“IMCO”), 9800 Fredericksburg Road, San Antonio, TX 78288, for exclusive underwriting and distribution of each Predecessor Fund’s shares on a continuing best efforts basis.  This agreement provided that IMCO will receive no fee or other compensation for such distribution services.

RULE 12b-1 PLAN

The Trust has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan” or “Plan”).  In accordance with its Plan, the Funds are authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities.  In addition, if the payment of management fees by the Fund is deemed to be indirect financing by the Funds of the distribution of its Shares, such payment is authorized by the Rule 12b-1 Plan.  The Plan specifically recognizes that the Adviser and other persons may use management fee revenue, as well as past profits or other resources, to pay for expenses incurred in connection with providing services intended to result in the sale of shares.  The Adviser and such other persons, as well as their affiliates, may pay amounts to third parties for distribution or marketing services on behalf of the Funds.  The making of the types of payments described in this paragraph could create a conflict of interest for the party receiving such payments.

The Rule 12b-1 Plan was adopted in order to permit the implementation of the Funds’ method of distribution.  No fees are currently paid by the Funds under the Plan, and there are no current plans to impose such fees.  In the event such fees were to be charged, over time they would increase the cost of an investment in the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts (if any) expended pursuant to the Rule 12b-1 Plan and the purposes for which such expenditures were made.  Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.  From time to time, the Adviser, at its expense, may provide additional compensation to dealers that sell or arrange for the sale of shares of a Fund.  Such compensation provided by the Adviser may include financial assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events.  Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA.  The Adviser may make payments for events it deems appropriate, subject to applicable law.  These payments may vary depending upon the nature of the event.

The Rule 12b-1 Plan may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Fund unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected Fund (as defined in the 1940 Act).  All material amendments must be approved by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on a Rule 12b-1 Plan.  During the term of the Rule 12b-1 Plan, the selection and nomination of non-interested Trustees of the Trust will be committed to the discretion of current non-interested Trustees.  The Distributor will preserve copies of the Rule 12b-1 Plan, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Rule 12b-1 Plan will be in writing and provide that:  (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the respective Rule 12b-1 Trustees, or by vote of a majority of the outstanding voting securities of the Trust or the Fund; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board and a majority of the Rule 12b-1 Trustees by votes cast in person at a meeting called for the purpose of voting on such agreements.

Line of Credit

Effective July 1, 2019, each Fund participates, along with other funds of the Trust and VP, Victory Variable Insurance Funds and USAA Mutual Funds Trust, in a short-term, demand note line of credit agreement with Citibank, N.A. (“Citibank”). Under the agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the line of credit is reserved for use by the Victory Floating Rate Fund (a series of VP), with that Fund paying the related commitment fees for that amount. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. The Custodian receives an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion of this commitment fee plus any interest on amounts borrowed.

Securities Lending

The Trust has entered into a Master Securities Lending Agreement (“MSLA”) with Citibank whereby Citibank serves as the Funds’ lending agent and facilitates the Funds’ lending program.  Under the terms of the MSLA, each Fund may lend securities to certain broker-dealers and banks in exchange for collateral in the amount at least equal to the maintenance requirements (e.g., 102% of the value of U.S. equity securities loaned or 105% of the value of non-U.S. securities loaned), marked to market daily.  The collateral can be received in the form of cash collateral and/or non-cash collateral.  Non-cash collateral can include U.S. Government Securities, letters of credit and certificates of deposit.  The Funds earn interest or dividends on the securities loaned and may also earn a return from the collateral.

The Funds pay various fees in connection with the investment of cash collateral.  The Funds pay Citibank fees based on the investment income received from securities lending activities.  In its role as securities lending agent, Citi (1) arranges and administers the loan of securities when establishing a loan and the return of securities upon termination of a loan, (2) collects from borrowers cash, securities or other instruments to serve as collateral for the loans, (3) monitors the value of securities on loan and the value of the corresponding collateral, (4) communicates to each borrower the minimum amount of collateral required for each loan and collects additional collateral as required on a daily basis to maintain such minimum, (5) collects or arranges for the collection of any interest, dividends or other distributions related to loaned securities, and (6) performs other necessary services related to the establishment and maintenance of the Funds’ securities lending program.

As of August 31, 2018, the Funds have not engaged in any securities lending activities nor has Citibank provided any securities lending services to the Funds.

CODE OF ETHICS

Each of the Trust, the Adviser and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act.  The Adviser Code of Ethics applies to all Access Personnel (the Adviser’s directors and officers and employees with investment advisory duties) and all Supervised Personnel (all of the Adviser’s directors, officers and employees).  Each Code of Ethics provides that Access Personnel must refrain from certain trading practices.  Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by the Funds.  Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.

PROXY VOTING POLICIES AND PROCEDURES

In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities that the Funds hold (the “Proxy Voting Policy”).  The Trust’s Proxy Voting Policy is designed to:  (1) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (2) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (3) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.  The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.

To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues.  The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate.  The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.

Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.  The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee.  In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.

The Adviser votes proxies in the best interests of the Funds and their shareholders.  This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets.  The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules.  The Proxy Committee is directed to apply the guidelines as appropriate.  On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy.  In such cases, the Adviser may consider, among other things:

•                        the effect of the proposal on the underlying value of the securities;

•                        the effect on marketability of the securities;

•                        the effect of the proposal on future prospects of the issuer;

•                        the composition and effectiveness of the issuer’s board of directors;

•                        the issuer’s corporate governance practices; and

•                        the quality of communications from the issuer to its shareholders.

The following examples illustrate the Adviser’s policy with respect to some common proxy votes.  This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.

Directors

•                        The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.

•                        The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.

•                        The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.

•                        The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.

Capitalization & Restructuring

•                        The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes, so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.

Mergers and Acquisitions

•                        The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.

Compensation

•                        The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.

•                        The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.

•                        The Adviser will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.

Social and Environmental Issues

•                        The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.

The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions.  It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate.  The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests.  Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client.  When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue.  In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g., a family member is on the board of the issuer), such member will abstain from voting.  Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.

The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N-PX the Funds’ proxy voting record.  Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended August 31st will be available without charge, upon request, by calling toll free 800 539-FUND (800 539 3863) or by accessing the SEC’s website at www.sec.gov.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds.  The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage.

Transactions on stock exchanges involve the payment of brokerage commissions.  In transactions on stock exchanges in the United States, these commissions are negotiated.  Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States.  In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated rates.  It is expected that equity securities will ordinarily be purchased in the primary markets, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market.  In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup.  In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.

Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis.  These trades are not charged a commission, but rather are marked up or marked down by the executing broker-dealer.  The Adviser does not know the actual value of the markup/markdown.  However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.  Orders to buy or sell convertible securities and fixed income securities are placed on a competitive basis with a reasonable attempt made to obtain three competitive bids or offers.  Exceptions are:  (1) where the bid/ask spread is 5 basis points or less, provided the order is actually filled at the bid or better for sales and at the ask or better for purchases; (2) securities for which there are only one or two market makers; (3) block purchases considered relatively large; (4) swaps, a simultaneous sale of one security and purchase of another in substantially equal amounts for the same account, intended to take advantage of an aberration in a spread relationship, realize losses, etc.; and (5) purchases and/or sales of fixed income securities for which, typically, more than one offering of the same issue is unobtainable; subject to a judgment by the trader that the bid is competitive.

It is the policy of the Adviser to obtain the “best execution” of its clients’ securities transactions.  The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances.  Commission rates paid on securities transactions for client accounts must reflect comparative market rates.

In purchasing and selling each Fund’s portfolio securities, it is the Adviser’s policy to obtain quality execution at the most favorable prices through responsible broker/dealers and, in the case of agency transactions, at competitive commission rates where such rates are negotiable.  In selecting broker/dealers to execute a Fund’s portfolio transactions, consideration is given to such factors as the price of the security, the rate of the commission, the size and difficulty of the order, the reliability, integrity, financial condition, general execution and operational capabilities of competing brokers and dealers, their expertise in particular markets and the brokerage and research services they provide to the Adviser or the Funds.  It is not the Adviser’s practice to seek the lowest available commission rate where it is believed that a broker or dealer charging a higher commission rate would offer greater reliability or provide better price or execution.

As permitted by Section 28(e) of the Securities Exchange Act of 1934 , the Adviser may cause a Fund to pay broker-dealers that provide brokerage and research services a commission rate that exceeds the amount other broker/dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker/dealer viewed in terms of either a particular transaction or the Adviser’s overall responsibilities to the Fund or to its other clients.  The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing,  or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

The brokerage and research services are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds.  Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.

Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement.  In addition, brokerage commissions may never be used to obtain research and/or services for the benefit of any employee or non-client entity.

The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received and continually reviews the quality of execution it receives from and the commission rates charged by the brokers it uses to carry out trades for its clients.  The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital and responsiveness.  The lowest possible commission cost alone does not determine broker selection.  The transaction that represents the best quality execution for a client account will be executed.  Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.

Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks.  Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.

Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser.  Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds.  The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.)  The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated.  Both equity and fixed-income securities may be aggregated.  When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:

•                  Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.

•                  Allocation of all orders in a timely and efficient manner.

In some cases, aggregating trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.

The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible.  No proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s Code of Ethics.

Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk.  Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks.  Orders are processed on a “first-come, first-served” basis.  At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously.  The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation.  To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit.  Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block.  The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades.  All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day.  Execution prices may not be carried overnight.  Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order.  Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.

Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible.  The following execution methods maybe used in place of a pro rata procedure:

relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.

After the proper allocation has been completed, excess shares must be sold in the secondary market, and may not be reallocated to another managed account.

In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds.  Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.

During the fiscal year ended August 31, 2018, the Predecessor Funds paid the following aggregate brokerage fees:

Predecessor Fund	2018
USAA Core Short-Term Bond ETF	$—
USAA Core Intermediate-Term Bond ETF	$—
USAA MSCI USA Value Momentum Blend Index ETF	$20,527
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	$7,530
USAA MSCI International Value Momentum Blend Index ETF	$62,592
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	$141,298

Affiliated Brokerage

The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions.  The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”

The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates.  From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers.  All such transactions must be completed in accordance with procedures approved by the Board.  The percentage of trades executed through an affiliated broker-dealer for a Fund may be higher relative to trades executed by unaffiliated dealers, so long as the trades executed by the affiliated broker-dealer are consistent with best execution.

During the fiscal year ended August 31, 2018, the Predecessor Funds paid no affiliated brokerage fees.

Allocation of Brokerage in Connection with Research Services

During the fiscal year ended August 31, 2018, the Predecessor Funds’ adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, did not direct brokerage transactions of the Predecessor Funds to brokers due to research services provided.

Securities of Regular Brokers or Dealers

During the fiscal year ended August 31, 2018, the following Predecessor Funds purchased securities of the following regular broker-dealers (the ten largest broker-dealers through whom the Predecessor Funds purchased securities) or the parents of the regular broker-dealers:

Regular Broker-Dealer	Value of Securities
Bank of America
USAA Core Short-Term Bond ETF	$490,000
USAA Core Intermediate-Term Bond ETF	$968,000
USAA MSCI USA Value Momentum Blend Index ETF	$2,333,000
Barclays Global Investors Services
USAA MSCI International Value Momentum Blend Index ETF	$1,486,000
Citigroup Global Markets Inc.
USAA Core Short-Term Bond ETF	$395,000
USAA Core Intermediate-Term Bond ETF	$970,000
USAA MSCI USA Value Momentum Blend Index ETF	$2,581,000
Credit Suisse
USAA Core Intermediate-Term Bond ETF	$486,000
Goldman Sachs & Co.
USAA Core Intermediate-Term Bond ETF	$502,000
JP Morgan Securities, Inc.
USAA MSCI USA Value Momentum Blend Index ETF	$1,504,000
Macquarie Securities, Inc.
USAA MSCI International Value Momentum Blend Index ETF	$912,000
Mizuho Securities USA Inc.
USAA MSCI International Value Momentum Blend Index ETF	$814,000
Morgan Stanley
USAA MSCI USA Value Momentum Blend Index ETF	$2,172,000
SG Securities
USAA MSCI International Value Momentum Blend Index ETF	$1,239,000
Wells Fargo
USAA Core Short-Term Bond ETF	$498,000
USAA Core Intermediate-Term Bond ETF	$936,000

Portfolio Turnover

Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund.  The Funds’ portfolio turnover rates stated in the Prospectus are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less.  Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.

The turnover rate for a Fund will vary from year-to-year and depending on market conditions, turnover could be greater in periods of unusual market movement and volatility.  A high rate of portfolio turnover (over 100%) will generally involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders.  High portfolio turnover may result in the realization of substantial net capital gains.  To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.

For the fiscal year ended August 31, 2018, the Predecessor Funds’ portfolio turnover rates were as follows:

Predecessor Fund	2018
USAA MSCI USA Value Momentum Blend Index ETF	84%
USAA MSCI USA Small Cap Value Momentum Blend Index ETF	81%
USAA MSCI International Value Momentum Blend Index ETF	65%
USAA MSCI Emerging Markets Value Momentum Blend Index ETF	58%
USAA Core Short-Term Bond ETF	22%
USAA Core Intermediate-Term Bond ETF	10%

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS

The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment.  The Funds ordinarily declare and pay dividends from their net investment income.  Each Fund declares and pays capital gains annually.  Ordinarily, dividends from net investment income, if any, are declared and paid monthly by each Fund.

The amount of distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund.

For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income.  Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity.  Expenses, including the compensation payable to the Adviser, are accrued each day.  The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.

TAXES

Information set forth in the Prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds.  The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses.  No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s Prospectus are not intended as substitutes for careful tax planning.  Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances.  Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations).  In addition, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.

Qualification as a Regulated Investment Company

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code.  As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below.  Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.

Under the Internal Revenue Code of 1986, as amended (the “Code”), to qualify as a regulated investment company, a Fund must meet certain diversification requirements (among other requirements) as determined at the close of each quarter of each taxable year.  For instance, no more than 25% of a Fund’s assets can be invested, including through corporations in which the fund owns 20% or more voting stock interest, in the securities of any one issuer other than U.S. Government securities and securities of other regulated investment companies, of two or more issuers which the regulated investment company controls and which are engaged in the same, similar, or related trades or businesses, or of one or more publicly traded partnerships.  In addition, at least 50% of the market value of the Fund’s assets must be represented by cash or cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains) for any year beginning on or before December 22, 2010, the amount thereof may be carried forward up to eight years and treated as a short-term capital loss that can be used to offset capital gains in such future years.  There is no limitation on the number of years to which net capital losses arising in years beginning after December 22, 2010, may be carried.  Any such net capital losses are utilized before net capital losses arising in years beginning on or before December 22, 2010.  As explained below, however, such carryforwards may be subject to limitations on availability.  Under Code Sections 382 and 383, if a Fund has an “ownership change,” then the Fund’s use of its capital loss carryforwards in any year following the ownership change will be limited to an amount equal to the NAV of the Fund immediately prior to the ownership change multiplied by the long-term tax-exempt rate (which is published monthly by the IRS) in effect for the month in which the ownership change occurs.  The Funds will use their best efforts to avoid having an ownership change with respect to any Fund that has capital loss carryforwards.  However, because of circumstances that may be beyond the control or knowledge of a Fund, there can be no assurance that such a Fund will not have, or has not already had, an ownership change.  If a Fund has or has had an ownership change, then the Fund will be subject to federal income taxes on any capital gain net income for any year following the ownership change in excess of the annual limitation on the capital loss carryforwards unless distributed by the Fund.  Any distributions of such capital gain net income will be taxable to shareholders as described under “Fund Distributions” below.

In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).

In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss.  In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.”  However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation.  In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.

Further, the Code also treats as ordinary income a portion of the capital gain attributable to a transaction where substantially all of the expected return is attributable to the time value of a Fund’s net investment in the transaction and:  (1) the transaction consists of the acquisition of property by the Fund and a contemporaneous contract to sell substantially identical property in the future; (2) the transaction is a straddle within the meaning of Section 1092 of the Code; (3) the transaction is one that was marketed or sold to the Fund on the basis that it would have the economic characteristics of a loan but the interest-like return would be taxed as capital gain; or (4) the transaction is described as a conversion transaction in the Treasury Regulations.  The amount of such gain that is treated as ordinary income generally will not exceed the amount of the interest that would have accrued on the net investment for the relevant period at a yield equal to 120% of the applicable federal rate, reduced by the sum of:  (1) prior inclusions of ordinary income items from the conversion transaction and (2) the capitalized interest on acquisition indebtedness under Code Section 263(g), among other amounts.  However, if a Fund has a built-in loss with respect to a position that becomes a part of a conversion transaction, the character of such loss will be preserved upon a subsequent disposition or termination of the position.  No authority exists that indicates that the character of the income treated as ordinary under this rule will not pass through to the Funds’ shareholders.

In general, for purposes of determining whether capital gain or loss recognized by a Fund on the disposition of an asset is long-term or short-term, the holding period of the asset may be affected (as applicable, depending on the type of the Fund involved) if (1) the asset is used to close a “short sale” (which includes for certain purposes the acquisition of a put option) or is substantially identical to another asset so used, (2) the asset is otherwise held by the Fund as part of a “straddle” (which term generally excludes a situation where the asset is stock and Fund grants a qualified covered call option (which, among other things, must not be deep-in-the-money) with respect thereto), or (3) the asset is stock and the Fund grants an in-the-money qualified covered call option with respect thereto.  In addition, a Fund may be required to defer the recognition of a loss on the disposition of an asset held as part of a straddle to the extent of any unrecognized gain on the offsetting position.

Income from options on individual securities written by a Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses.  Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss.  If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss.  If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security.  Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.

A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.

In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company.  Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships.  Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option.  For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the Federal Farm Credit System Financial Assistance Corporation, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.

Certain Funds may invest in futures contracts, options on futures contracts, ETFs and other similar investment vehicles that provide exposure to commodities such as gold or other precious metals, energy or other commodities.  Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.

If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the

Fund), all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits.  Such distributions may be eligible for:  (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders.  In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years.  Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Excise Tax on Regulated Investment Companies

A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to 98% of its ordinary taxable income for the calendar year and 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)).  Tax-exempt interest on municipal obligations is not subject to the excise tax.  The balance of such income must be distributed during the next calendar year.  For the foregoing purposes, a regulated investment company is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year and, if it so elects, the amount on which qualified estimated tax payments are made by it during such calendar year (in which case the amount it is treated as having distributed in the following calendar year will be reduced).

For purposes of calculating the excise tax, a regulated investment company:  (1) reduces its capital gain net income (but not below its net capital gain) by the amount of any net ordinary loss for the calendar year, (2) excludes specified gains and losses, including foreign currency gains and losses and ordinary gains or losses arising as a result of a PFIC (as defined below) mark-to-market election (or upon the actual disposition of the PFIC stock subject to such election) incurred after October 31 of any year (or after the end of its taxable year if it has made a taxable year election) in determining the amount of ordinary taxable income for the current calendar year (and, instead, includes such specified gains and losses in determining the company’s ordinary taxable income for the succeeding calendar year); and (3) applies mark-to-market provisions which treat property as disposed of on the last day of a taxable year as if the taxable year ended on October 31 (or on the last day of its taxable year if it has made a taxable year election).  In addition, a regulated investment company may elect to determine its ordinary income for the calendar year without regard to any net ordinary loss (determined without respect to specified gains and losses taken into account in clause (2) of the preceding sentence) attributable to the portion of the calendar year which is after the beginning of the taxable year which begins in such calendar year.  Any amount of net ordinary loss not taken into account for a calendar year by reason of the preceding sentence will be treated as arising on the first day of the following calendar year.

Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.  However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.

Fund Investments

Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.”  Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date.  Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year.  Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss.  A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.

A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars.  Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year.  The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year.  No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates.  A periodic payment is recognized ratably over the period to which it relates.  In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract.  A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations).  A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).

A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes.  If a Fund invests in a PFIC, it has three separate options.  First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC.  In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide.  Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock.  Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock.  If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years.  Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied.  If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.

Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount.  Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.

Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount.  Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security.  Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Some debt securities (with a fixed maturity date of one year or less from the date of issuance) that may be acquired by the Fund may be treated as having acquisition discount, or OID in the case of certain types of debt securities.  Generally, the Fund will be required to include the acquisition discount, or OID, in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures.  The Fund may make one or more of the elections applicable to debt securities having acquisition discount, or OID, which could affect the character and timing of recognition of income.

A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received.  Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so).  The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year.  Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.

The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS.  To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities.  Investments in these types of securities may present special tax issues for the Fund.  Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable.  These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.

Fund Distributions

Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year.  Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met.  Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income.  The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis.  If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income.  If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.

No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.

Dividends received by a Fund from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the U.S., (2) the foreign corporation is incorporated in a possession of the U.S. or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the U.S. that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes).  The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes.  Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.

Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 50% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below.  Distributions attributable to interest received by a Fund will not, and distributions attributable to dividends paid by a foreign corporation generally should not, qualify for the DRD.

Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 50% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year.  No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of a deep-in-the-money or otherwise nonqualified option (or an in-the-money qualified call option) to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A.  Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 50% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock with a tax holding period of at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which the stock becomes ex-dividend as to that dividend, then Fund dividends attributable to that REIT dividend income (as reduced by certain fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to noncorporate shareholders under the Code.  In order to qualify for this deduction, noncorporate shareholders must hold their Fund shares for at least 46 days during the 91-day period beginning on the date that is 45 days before the date on which such Fund shares become ex-dividend with respect to such dividend.

A Fund may either retain or distribute to shareholders its net capital gain for each taxable year.  Each Fund currently intends to distribute any such amounts.  If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares.  The Code provides, however, that under certain conditions none of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax (with certain limitations).

Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates.  If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit.

Distributions by a Fund that do not constitute ordinary income dividends, qualified dividends, exempt-interest dividends, or capital gain dividends will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.

Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another Fund).  Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.  In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.

Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made.  However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year.  In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year.  In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made.  Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.

Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund.  U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.

Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on ordinary income dividends, qualified dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation).  Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares

For all the Funds, a shareholder will recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares.  All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption.  In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year.  However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares.  For this purpose, the special holding period rules of Code Section 246(c) (discussed above in connection with the dividends-received deduction for corporations) generally will apply in determining the holding period of shares.  Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a non-corporate taxpayer, $3,000 of ordinary income.

If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.

Tax Shelter and Other Reporting Requirements

If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year, or at least $4 million in any combination of taxable years (for an individual shareholder) or at least $10 million in any single taxable year, or at least $20 million in any combination of taxable years (for a corporate shareholder), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886.  Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.

Foreign Taxation

Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries.  Tax treaties and conventions between certain countries and the U.S. may reduce or eliminate such taxes.  If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund.  If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations.  In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions.  Each shareholder will be notified within 60 days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income.  For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund.  With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources.  The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income.  A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.

Foreign Shareholders

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder will be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend.  Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund, capital gain dividends and capital gains retained by a Fund.

U.S. withholding tax generally does not apply to amounts designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.”  The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income.  The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss.  In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form).  In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale or redemption of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations.

In the case of foreign non-corporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.

Under the “Foreign Account Tax Compliance Act” and existing guidance thereunder, commonly known as “FATCA,” a 30% withholding tax on dividends paid by the Fund generally applies if paid to a foreign entity unless:  (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA.  If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction.  An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements.  The Funds will not pay any additional amounts in respect of amounts withheld under FATCA.  Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein.  Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting

A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date.  Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares.  These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan.  The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions.  “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.

The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares.  If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account.  Non-covered shares (those shares purchased before January 1, 2012 and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption.  The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.

If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.

Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.

The Tax Cuts and Jobs Act of 2017

The Tax Cuts and Jobs Act of 2017 (the “2017 Tax Act”) was signed into law on December 22, 2017.  The 2017 Tax Act makes significant changes to the U.S. federal income tax rules for the taxation of individuals and corporations, generally effective for taxable years beginning after December 31, 2017.  Most of the changes applicable to individuals are temporary and would apply only to taxable years beginning after December 31, 2017 and before January 1, 2026.  There are minor changes to the rules directly applying to the taxation of regulated investment companies such as the Fund.  Moreover, the 2017 Tax Act makes numerous other large and small changes to the tax rules that do not affect regulated investment companies directly but may affect shareholders and may indirectly affect the Fund.  Prospective investors should consult their tax advisers regarding the implications of the 2017 Tax Act on their investment in the Fund.

Effect of Future Legislation, Foreign, State and Local Tax Considerations

The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.

Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above.  Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.

ADDITIONAL INFORMATION

Description of Shares

As a Delaware statutory trust, the Trust need not hold regular annual shareholder meetings and, in the normal course, does not expect to hold such meetings.  The Trust, however, must hold shareholder meetings for such purposes as, for example:  (1) approving certain agreements as required by the 1940 Act; (2) changing fundamental investment objectives, policies, and restrictions of the Funds; and (3) filling vacancies on the Board of Trustees of the Trust in the event that less than a majority of the Trustees were elected by shareholders.  Under the Trust’s Second Amended and Restated Agreement and Declaration of Trust (“Declaration of Trust”), each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal.  Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders.  Therefore, the Trust expects that there will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders or unless matters arise requiring a vote of shareholders under the Declaration of Trust or the 1940 Act.  At such time, the Trustees then in office will call a shareholders meeting.  In addition, holders of record of not less than two-thirds of the outstanding shares of the Trust may remove a Trustee from office by a vote cast in person or by proxy at a shareholder meeting called for that purpose at the request of holders of 10% or more of the outstanding shares of the Trust.  The Funds have the obligation to assist in such shareholder communications. Except as set forth above, Trustees will continue in office and may appoint successor Trustees.

The Declaration of Trust authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with no par value.  The Declaration of Trust authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion.  When issued for payment as described in the Prospectus and this SAI, the Trust’s shares will be fully paid and non-assessable.  In the event of a liquidation or dissolution of the Trust, shares of a Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.  The Board may classify and reclassify the shares of a Fund into classes of shares at a future date.

Shareholders of the Funds are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”).  Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts).  Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.

There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  A meeting shall be held for such purpose upon the written request of the holders of not less than one-third of the outstanding shares.  Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders of record for at least six months and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders).  Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.

The Declaration of Trust permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders.  These actions include:  (a) reorganizing the Fund with another investment company or another series of the Trust; (b) liquidating the Fund; and (c) amending the Declaration of Trust, provided that it is consistent with the fair and equitable treatment of all shareholders and that shareholder approval is not otherwise required by the 1940 Act or other applicable law.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of each series affected by the matter.  For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust.  Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of such Fund.  However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to a Fund.

Shareholder and Trustee Liability

The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations and the Declaration of Trust provides that shareholders of the Trust shall not be liable for the obligations of the Trust.  The Declaration of Trust also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder.  The risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.

The Declaration of Trust states further that to the fullest extent permitted by Delaware law, no Trustee or officer of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties.  The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.

Disclosure of Portfolio Holdings

The Board has adopted policies with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates.  These policies provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public.  Certain limited exceptions are described below.  These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Fund (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Fund.

The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.

Public Disclosure

Each business day, each Fund’s portfolio holdings information will generally be provided for dissemination through the facilities of the National Securities Clearing Corporation (“NSCC”) and/or other fee-based subscription services to NSCC members and/or subscribers to those other fee-based subscription services, including Authorized Participants (as defined below), and to entities that publish and/or analyze such information in connection with the process of purchasing or redeeming Creation Units or trading shares of each Fund in the secondary market.  This information typically reflects the Fund’s anticipated holdings on the current business day.

For in-kind creations, a basket composition file, which includes the names and quantities of Deposit Securities to deliver in exchange for a Creation Unit of Shares, together with an estimated Cash Component for the current business day, will be publicly disseminated daily prior to the opening of the Exchange via the NSCC.  The basket represents one Creation Unit of a Fund.  The Trust and the Adviser will not disseminate non-public information concerning a Fund’s portfolio holdings.  However, access to information concerning a Fund’s portfolio holdings may be permitted to personnel of third-party service providers, including a Fund’s custodian, transfer agent, auditors and counsel, as may be necessary to conduct business in the ordinary course in a manner consistent with such service providers’ agreements with the Trust on behalf of a Fund.  From time to time, information concerning portfolio holdings other than portfolio holding information made available in connection with the Creation Unit process, as discussed above, may be provided to other entities that provide services to the Funds, including rating or raking organizations, in the ordinary course of business, no earlier than one business day following the date of the information.

The Funds also disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (August 31st and February 28th, respectively) and are available on the Fund’s website, VictorySharesLiterature.com.  The Funds also file their complete portfolio holdings monthly with the SEC on Form N-PORT no later than 30 days after the end of each month, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. You can find these filings on the SEC’s website, www.sec.gov.

Non-Public Disclosures

The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances.  The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if:  (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.

The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information.  If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information.  Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Principal Holders of Fund Shares

Since the Funds have not yet commenced operations as of the date of this SAI, no shares of the Funds are outstanding.

Expenses

Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board of Trustees; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party.  Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.

Legal Counsel

Shearman & Sterling LLP, 599 Lexington Avenue, New York, New York 10022, is the counsel to the Trust.

Independent Registered Public Accounting Firm

The Funds’ independent registered public accounting firm will be Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115.

Miscellaneous

As used in the Prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable.  It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation.  The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles.  Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.

As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy or (b) more than 50% of the outstanding shares of the Fund.

MSCI INDEXES

Index Provider

The MSCI Indexes (each an “MSCI Index”) underlying the Index Funds are currently administered, calculated, and published by an unaffiliated third party, MSCI Inc. (the “MSCI”). MSCI calculates and disseminates the Indexes on a daily basis. A description of the MSCI Indexes tracked by certain Funds is provided in each applicable Fund’s Prospectus under “Principal Investment Strategies,” and additional details about the Indexes are provided below.

No Guarantee or Warranty; Index Errors

THE INDEX FUNDS ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI, ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE.

FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

No purchaser, seller or holder of this security, product or fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI’s permission is required.  Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.

Neither Victory Capital nor the Funds make any representation or warranty, express or implied, to the Funds’ shareholders or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Indexes to track general stock market performance. Neither Victory Capital nor the Index Funds guarantee the accuracy, completeness, or performance of any Index or the data included therein and shall have no liability in connection with any Index or Index calculation, including any errors or omissions in calculating the Indexes. Errors made by MSCI with respect to the quality, accuracy and completeness of the data within an Index may occur from time to time and may not be identified and corrected for a period of time, if at all. Therefore, gains, losses or costs associated with errors will be borne by a Fund and its shareholders.

The Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made.  No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this SAI.

While this SAI and the Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or the Fund and any shareholder.

APPENDIX A

LIST OF REGULAR HOLIDAYS IN NON-US MARKETS

Listed below are the dates of regular holidays occurring for calendar year 2019 in non-US markets that may impact Fund settlement.  This list is based on information available to the Funds.  The Funds may not have investments in every market listed below.  The list may not be accurate or complete and is subject to change.

Argentina	Australia	Bahrain	Bermuda	Brazil	Bulgaria	China A Shares- Shanghai & Shenzhen
October 15	October 1	November 21	November 12	October 12	December 24	October 1
November 6	November 6	December 16	December 25	November 2	December 25	October 2
November 19	December 24	December 17	December 26	November 15	December 26	October 3
December 25	December 25	January 1	January 1	November 20	January 1	October 4
March 4	December 26	May 1	April 19	December 25	March 4	October 5
March 5	December 31	June 4	May 31	January 1	April 19	January 1
April 18	January 1	June 5	June 17	January 25	April 22	February 2
April 19	January 28	June 6	August 1	March 4	April 26	February 3
May 1	March 11	August 11	August 2	March 5	April 29	February 4
June 20	April 19	August 12	September 2	March 6	May 1	February 5
August 19	April 22	August 13		April 19	May 6	February 6
September 25	April 25	September 3		May 1	May 24	February 7
	June 10	September 9		June 20	September 6	February 8
	August 5	September 10		July 9	September 23	April 8
	September 27					May 1
June 7
September 13
September 28
September 29

APPENDIX B

1. Long-Term Debt Ratings:

Moody’s Investors Service, Inc. (Moody’s)

Aaa	Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be speculative, of poor standing, and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal and interest.

Note: Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category, the modifier 2 indicates a mid-range ranking, and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Global Ratings (S&P)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest-rated obligation only in small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters to pay interest and repay principal. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and C the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P expects default to be a virtual certainty, regardless of the anticipated time to default.

C

An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared to obligations that are rated higher.

D

An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Plus (+) or Minus (-): The ratings from “AA to CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Fitch Ratings Inc. (Fitch)

AAA

Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

Very high credit quality. “AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse or economic conditions than is the case for higher ratings.

BBB

Good credit quality. “BBB” ratings indicate that expectations of default are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity..

BB

Speculative. “BB” ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.

B

Highly speculative. “B” ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C

Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:

a. the issuer has entered into a grace or cure period following non-payment of a material financial obligation;

b. the issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;

c. the formal announcement by the issuer or its agent of a distressed debt exchange;

d. a closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.

RD	Restricted Default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:

a. an uncured payment default on a bond, loan or other material financial obligation, but

b. has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and

c. has not otherwise ceased operating.

This would include:

i. the selective payment default on a specific class or currency of debt;

ii. the uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;

iii. the extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; and

iv. ordinary execution of a distressed debt exchange on one or more material financial obligations.

D

Default. “D” ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure or that has otherwise ceased business.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Dominion Bond Rating Service Limited (Dominion)

As is the case with all Dominion rating scales, long-term debt ratings provide an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category.

AAA	Highest credit quality. The capacity for payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

AA

Superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from AAA only to a small degree. Unlikely to be significantly vulnerable to future events.

A

Good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than AA. May be vulnerable to future events, but qualifying negative factors are considered manageable.

BBB	Adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

BB	Speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

B	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

CCC/ CC/C

Very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although CC and C rates are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the CCC to B range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the C category.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods or extenuating circumstances may exist.

Note: (high/low) grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating that is essentially in the middle of the category. Note that “high” and “low” grades are not used for the AAA category.

2. Short-Term Debt Ratings:

Moody’s Municipal Obligations

MIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, high reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Moody’s Demand Obligations

VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG

This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Moody’s Corporate and Government

Prime-1	Issuers rated Prime-1 (or supporting institutions) have a superior ability to repay short-term debt obligations.

Prime-2	Issuers rated Prime-2 (or supporting institutions) have a strong ability to repay short-term debt obligations.

Prime-3	Issuers rated Prime-3 (or supporting institutions) have an acceptable ability to repay short-term obligations.

NP	Not Prime. Issues do not fall within any of the Prime rating categories.

S&P Municipal

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

S&P Corporate and Government

A-1

A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2

A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3

A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitments.

C

A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to ‘D’ if it is subject to a distressed exchange offer.

Fitch

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Default. Denotes actual or imminent payment default

Dominion Commercial Paper

R-1 (high)

Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

R-1 (middle)

Short-term debt rated “R-1 (middle)” is of superior credit. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from R-1 (high) by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

R-1 (low)

Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

R-2 (high)	Upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

R-2 (middle)

Adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

R-2 (low)

Lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

R-3

Lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

R-4	Speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

R-5	Highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

D

A financial obligation has not been met or it is clear that a financial obligation will not be met in the near future, or a debt instrument has been subject to a distressed exchange. A downgrade to D may not immediately follow an insolvency or restructuring filing as grace periods, other procedural considerations, or extenuating circumstance may exist.

R-3 (high), R-3(middle), R-3 (low)

Short-term debt rated “R-3” is speculative, and within the three subset grades, the capacity for timely payment ranges from mildly speculative to doubtful. “R-3” credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with “R-3” ratings would normally have very limited access to alternative sources of liquidity. Earnings would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

Dominion rating categories for short-term debt use “high,” “middle,” or “low” as subset grades to designate the relative standing of the credit within a particular rating category.

VS–USAAETF-SAI (7/19)